UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Cash Reserve Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

LMM-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short Term Bonds (a)	A-1
All holdings are rated “A-1”

Maturity breakdown (u)
0 - 29 days	69.1%
30 - 59 days	11.5%
90 - 366 days	19.5%
Other Assets Less Liabilities	(0.1)%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 8/31/09.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/09

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share class	Inception	1 Year Total Return (without sales charge)	Current 7-day yield (w)	Current 7-day yield without waiver
A	9/07/93	0.31%	0.00%	(0.40)%
B	12/29/86	0.10%	0.00%	(1.40)%
C	4/01/96	0.10%	0.00%	(1.40)%
R1	4/01/05	0.10%	0.00%	(1.40)%
R2	4/01/05	0.17%	0.00%	(0.90)%
R3	4/01/05	0.23%	0.00%	(0.65)%
R4	4/01/05	0.31%	0.00%	(0.40)%
529A	7/31/02	0.28%	0.00%	(0.75)%
529B	7/31/02	0.08%	0.00%	(1.50)%
529C	7/31/02	0.08%	0.00%	(1.50)%

Share class	1 Year total return
B with CDSC (Declining over six years from 4% to 0%) (x)	(3.90)%
C with CDSC (1% for 12 months) (x)	(0.90)%
529B with CDSC ( Declining over six year from 4% to 0%) (x)	(3.92)%
529C with CDSC (1% for 12 months) (x)	(0.92)%

3

Performance Summary – continued

Class R1, R2, R3, R4, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

CDSC – Contingent Deferred Sales Charge.

(w)	Yield was less than 0.01%.
(x)	Assuming redemption at the end of the applicable period

Yields quoted are based on the latest seven days ended as of August 31, 2009, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers, and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2009 through August 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
B	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
C	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
R1	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
R2	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
R3	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
R4	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
529A	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
529B	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63
529C	Actual	0.32%	$1,000.00	$1,000.00	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.59	$1.63

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Certificates of Deposit - 12.0%
Issuer	Shares/Par	Value ($)

Major Banks - 8.8%
Abbey National Treasury Services PLC (U.S. Branch), 0.25%, due 9/28/09	$19,498,000	$19,498,000
Credit Agricole S.A., 0.6%, due 5/18/10	16,000,000	16,000,000
Credit Suisse NY, 0.88%, due 8/02/10	16,400,000	16,400,000
Credit Suisse, NY, 0.82%, due 8/02/10	2,800,000	2,800,000

		$54,698,000
Other Banks & Diversified Financials - 3.2%
Nordea Bank Finland PLC (New York), 0.83%, due 7/15/10	$7,200,000	$7,200,000
Nordea Bank Finland PLC (New York), 0.83%, due 7/15/10	12,600,000	12,600,000

		$19,800,000
Total Certificates of Deposit, at Amortized Cost and Value		$74,498,000

Commercial Paper (y) - 56.1%
Automotive - 3.0%
Toyota Motor Credit Corp., 0.2%, due 9/24/09	$18,788,000	$18,785,599

Energy - Integrated - 1.7%
ConocoPhillips, 0.16%, due 9/01/09 (t)	$10,390,000	$10,390,000

Financial Institutions - 2.5%
General Electric Capital Corp., 0.21%, due 9/18/09	$15,682,000	$15,680,445

Food & Beverages - 3.1%
Coca-Cola Co., 0.24%, due 9/17/09 (t)	$14,900,000	$14,898,411
Coca-Cola Co., 0.2%, due 9/24/09 (t)	4,500,000	4,499,425

		$19,397,836
Major Banks - 23.2%
ANZ National (International) Ltd., 0.84%, due 6/25/10	$14,560,000	$14,459,099
ANZ National (International) Ltd., 0.29%, due 10/19/09	5,140,000	5,138,013
Bank of America Corp., 0.24%, due 9/14/09	19,021,000	19,019,352
BNP Paribas Finance, Inc., 0.32%, due 9/04/09	20,376,000	20,375,457
JPMorgan Chase Funding, Inc., 0.23%, due 12/01/09	13,000,000	12,992,442
Societe Generale North America, Inc., 0.2%, due 9/04/09	18,667,000	18,666,689
Toronto Dominion HDG USA, 0.35%, due 3/15/10	7,100,000	7,086,540
Toronto Dominion HDG USA, 0.4%, due 3/15/10	9,490,000	9,469,438
Toronto Dominion HDG USA, 0.6%, due 4/09/10	2,050,000	2,042,483

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper (y) - continued
Major Banks - continued
Wells Fargo & Co., 0.15%, due 9/01/09	$18,623,000	$18,623,000
Westpac Banking Corp., 0.34%, due 9/09/09	16,000,000	15,998,791

		$143,871,304
Medical Equipment - 2.4%
Merck & Co, Inc., 0.17%, due 9/18/09	$15,000,000	$14,998,796

Other Banks & Diversified Financials - 14.1%
Bank of Nova Scotia, 0.28%, due 10/05/09	$19,924,000	$19,918,731
Citigroup Funding, Inc., 0.32%, due 9/24/09	18,671,000	18,667,183
HSBC USA, Inc., 0.2%, due 9/10/09	19,034,000	19,033,048
Rabobank USA Financial Corp., 0.4%, due 1/15/10	19,978,000	19,947,811
UBS Finance Delaware LLC, 0.19%, due 9/01/09	9,633,000	9,633,000

		$87,199,773
Pharmaceuticals - 3.1%
Pfizer, Inc., 0.25%, due 9/09/09 (t)	$19,430,000	$19,428,921

Retailers - 3.0%
Wal-Mart Stores, Inc., 0.14%, due 9/01/09 (t)	$18,868,000	$18,868,000
Total Commercial Paper, at Amortized Cost and Value		$348,620,674

U.S. Government Agencies and Equivalents (y) - 7.5%
Fannie Mae, 0.58%, due 10/13/09	$35,440,000	$35,416,018
Federal Home Loan Bank, 0.2%, due 10/30/09	10,916,000	10,912,422
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$46,328,440

Repurchase Agreements - 24.5%
Bank of America Corp., 0.19%, dated 8/31/09, due 9/01/09, total to be received $62,077,328 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $63,318,873 in a jointly traded account)	$62,077,000	$62,077,000
Goldman Sachs, 0.2%, dated 8/31/09, due 9/01/09, total to be received $62,077,345 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $63,318,549 in a jointly traded account)	62,077,000	62,077,000
Morgan Stanley, 0.17%, dated 8/31/09, due 9/1/09, total to be received $27,936,132 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $28,632,555 in a jointly traded account)	27,936,000	27,936,000
Total Repurchase Agreements, at Cost and Value		$152,090,000
Total Investments, at Amortized Cost and Value		$621,537,114

8

Portfolio of Investments – continued

Issuer	Value ($)

Other Assets, Less Liabilities - (0.1)%	$(751,131)
Net Assets - 100.0%	$620,785,983

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

9

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$469,447,114
Repurchase agreements, at cost and value	152,090,000
Total investments, at amortized cost and value	$621,537,114
Cash	431
Receivables for
Fund shares sold	1,957,722
Interest	41,343
Receivable from investment adviser	77,612
Other assets	3,069
Total assets	$623,617,291
Liabilities
Payables for
Fund shares reacquired	$2,550,186
Payable to affiliates
Investment adviser	4,450
Shareholder servicing costs	168,527
Distribution and service fees	95
Administrative services fee	1,288
Program manager fees	145
Payable for independent Trustees’ compensation	22,798
Accrued expenses and other liabilities	83,819
Total liabilities	$2,831,308
Net assets	$620,785,983
Net assets consist of
Paid-in capital	$620,994,618
Accumulated net realized gain (loss) on investments	(208,635)
Net assets	$620,785,983
Shares of beneficial interest outstanding	620,994,220

	Net assets	Shares outstanding	Net asset value per share
Class A	$173,134,548	173,199,513	$1.00
Class B	104,695,545	104,739,050	1.00
Class C	70,004,884	70,032,429	1.00
Class R1	29,457,314	29,465,838	1.00
Class R2	120,476,028	120,508,913	1.00
Class R3	104,062,409	104,089,607	1.00
Class R4	5,696,546	5,698,044	1.00
Class 529A	6,925,944	6,927,239	1.00
Class 529B	1,941,884	1,942,119	1.00
Class 529C	4,390,881	4,391,468	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income		$4,742,343
Expenses
Management fee	$2,787,660
Distribution and service fees	3,543,751
Program manager fees	11,914
Shareholder servicing costs	1,563,433
Administrative services fee	145,434
Independent Trustees’ compensation	24,353
Custodian fee	122,256
Shareholder communications	35,549
Auditing fees	31,133
Legal fees	20,325
Miscellaneous	309,735
Total expenses		$8,595,543
Fees paid indirectly	(1,928)
Reduction of expenses by investment adviser and distributor	(5,119,814)
Net expenses		$3,473,801
Net investment income		$1,268,542
Net realized gain (loss) on investment transactions		(184,390)
Change in net assets from operations		$1,084,152

See Notes to Financial Statements

11

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 8/31
	2009	2008
Change in net assets
From operations
Net investment income	$1,268,542	$14,023,575
Net realized gain (loss) on investments	(184,390)	—
Change in net assets from operations	$1,084,152	$14,023,575
Distributions declared to shareholders
From net investment income	$(1,268,542)	$(14,023,575)
Change in net assets from fund share transactions	20,458,239	155,628,784
Total change in net assets	$20,273,849	$155,628,784
Net assets
At beginning of period	600,512,134	444,883,350
At end of period	$620,785,983	$600,512,134

See Notes to Financial Statements

12

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.05		$0.04		$0.02
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.03	$0.05		$0.04		$0.02
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)		$(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)(t)	0.31		3.43	5.06		4.19		2.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72		0.87	0.83		0.89		0.90
Expenses after expense reductions (f)	0.39		0.47	0.43		0.49		0.50
Net investment income	0.33		3.29	4.94		4.14		2.10
Net assets at end of period (000 Omitted)	$173,135		$189,684	$136,204		$114,481		$91,165

See Notes to Financial Statements

13

Financial Highlights – continued

Class B	Years ended 8/31
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)(t)	0.10		2.40	4.02		3.16		1.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72		1.86	1.83		1.89		1.89
Expenses after expense reductions (f)	0.60		1.46	1.43		1.49		1.49
Net investment income	0.08		2.44	3.94		3.09		1.03
Net assets at end of period (000 Omitted)	$104,696		$112,707	$154,176		$222,661		$280,361

Class C	Years ended 8/31
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	–	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)(t)	0.10		2.40	4.02		3.15		1.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72		1.87	1.83		1.89		1.89
Expenses after expense reductions (f)	0.60		1.47	1.43		1.49		1.49
Net investment income	0.08		2.18	3.94		3.14		1.03
Net assets at end of period (000 Omitted)	$70,005		$79,091	$60,390		$56,456		$46,483

See Notes to Financial Statements

14

Financial Highlights – continued

Class R1	Years ended 8/31
	2009		2008	2007		2006		2005 (i)
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)	0.10		2.35	3.91		3.04		0.59	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72		1.91	1.97		2.09		2.24	(a)
Expenses after expense reductions (f)	0.58		1.51	1.53		1.59		1.84	(a)
Net investment income	0.09		2.10	3.82		3.15		1.52	(a)
Net assets at end of period (000 Omitted)	$29,457		$27,361	$8,538		$898		$258

Class R2	Years ended 8/31
	2009		2008	2007		2006	2005 (i)
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.04		$0.04	$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	0.00	(w)	(0.01)	—
Total from investment operations	$0.00	(w)	$0.03	$0.04		$0.03	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.03)	$(0.04)		$(0.03)	$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00
Total return (%) (r)(s)	0.17		2.86	4.38		3.51	0.78	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22		1.41	1.52		1.63	1.83	(a)
Expenses after expense reductions (f)	0.51		1.01	1.09		1.13	1.43	(a)
Net investment income	0.15		2.58	4.28		3.73	2.10	(a)
Net assets at end of period (000 Omitted)	$120,476		$98,825	$36,027		$4,909	$1,179

See Notes to Financial Statements

15

Financial Highlights – continued

Class R3	Years ended 8/31
	2009		2008	2007		2006		2005 (i)
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.05		$0.04		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.03	$0.05		$0.04		$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)		$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)	0.23		3.12	4.63		3.77		0.93	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97		1.15	1.23		1.28		1.38	(a)
Expenses after expense reductions (f)	0.45		0.75	0.83		0.88		0.98	(a)
Net investment income	0.20		2.82	4.53		4.06		2.21	(a)
Net assets at end of period (000 Omitted)	$104,062		$82,454	$32,545		$1,019		$51

Class R4	Years ended 8/31
	2009		2008	2007		2006		2005 (i)
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.05		$0.04		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.03	$0.05		$0.04		$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)		$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)	0.31		3.39	4.96		4.09		1.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72		0.90	0.93		0.99		1.08	(a)
Expenses after expense reductions (f)	0.38		0.50	0.53		0.59		0.68	(a)
Net investment income	0.23		3.24	4.80		4.03		2.51	(a)
Net assets at end of period (000 Omitted)	$5,697		$4,094	$3,717		$53		$51

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529A	Years ended 8/31
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.05		$0.04		$0.02
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.03	$0.05		$0.04		$0.02
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.03)	$(0.05)		$(0.04)		$(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)	0.28		3.23	4.80		3.93		1.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12		1.40	1.44		1.49		1.50
Expenses after expense reductions (f)	0.40		0.65	0.68		0.74		0.75
Net investment income	0.19		3.05	4.69		3.92		1.93
Net assets at end of period (000 Omitted)	$6,926		$3,777	$2,548		$2,135		$1,650

Class 529B	Years ended 8/31
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)(t)	0.08		2.21	3.77		2.90		0.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83		2.04	2.09		2.14		2.13
Expenses after expense reductions (f)	0.51		1.64	1.69		1.74		1.73
Net investment income	0.04		1.91	3.69		2.88		0.87
Net assets at end of period (000 Omitted)	$1,942		$700	$328		$297		$340

See Notes to Financial Statements

17

Financial Highlights – continued

Class 529C	Years ended 8/31
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02	$0.04		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)	$(0.04)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(s)(t)	0.08		2.21	3.76		2.90		0.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83		2.04	2.09		2.14		2.13
Expenses after expense reductions (f)	0.52		1.64	1.68		1.74		1.73
Net investment income	0.04		1.85	3.69		2.89		0.85
Net assets at end of period (000 Omitted)	$4,391		$1,820	$814		$688		$611

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Cash Reserve Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

19

Notes to Financial Statements – continued

reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Short Term Securities	$—	$621,537,114	$—	$621,537,114

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s

20

Notes to Financial Statements – continued

federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2009, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/09	8/31/08
Ordinary income (including any short-term capital gains)	$1,268,542	$14,023,575

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$621,537,114
Undistributed ordinary income	22,689
Capital loss carryforwards	(208,635)
Other temporary differences	(22,689)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/12	$(441)
8/31/13	(4)
8/31/15	(811)
8/31/16	(22,989)
8/31/17	(184,390)
$(208,635)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and

21

Notes to Financial Statements – continued

program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/09	Year ended 8/31/08
Class A	$632,992	$4,983,420
Class B	111,198	2,887,171
Class C	78,898	1,405,342
Class R1	25,840	445,800
Former Class R2 (b)	—	268,397
Class R2	182,897	1,929,113
Class R3	207,009	1,845,052
Class R4	15,469	123,580
Class 529A	12,012	101,887
Class 529B	621	9,123
Class 529C	1,606	24,690
Total	$1,268,542	$14,023,575

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS had agreed to reduce the management fee to 0.15% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2009, this waiver amounted to $871,040 and is reflected as a reduction of total expenses in the Statement of Operations

During the year ended August 31, 2009, MFS voluntarily waived receipt of $1,487,932 of the fund’s management fee in order to avoid a negative yield

22

Notes to Financial Statements – continued

which had the effect of further reducing the management fee and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.06% of the fund’s average daily net assets.

Distributor – The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$0
Class B	0.75%	0.25%	1.00%	0.22%	1,363,457
Class C	0.75%	0.25%	1.00%	0.22%	946,747
Class R1	0.75%	0.25%	1.00%	0.20%	302,351
Class R2	0.25%	0.25%	0.50%	0.13%	595,394
Class R3	—	0.25%	0.25%	0.07%	262,164
Class 529A	—	0.25%	0.25%	0.00%	18,730
Class 529B	0.75%	0.25%	1.00%	0.11%	16,428
Class 529C	0.75%	0.25%	1.00%	0.12%	38,480
Total Distribution and Service Fees					$3,543,751

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, the distribution fee rate for Class A and Class 529A shares was 0.10% and 0.25%, respectively. Prior to March 1, 2009, payment of the 0.10% annual Class A distribution fee and 0.15% of the Class 529A distribution were not in effect. For the period September 1, 2008 through February 28, 2009, the remaining 0.10% of the Class 529A distribution fee was waived under a written waiver arrangement. For the year ended August 31, 2009, this waiver amounted to $2,673 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated. Payment of the 0.25% annual Class A service fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. 0.25% of the Class 529A service fee is currently being waived until modified by the Board of Trustees, but this waiver will remain in effect at least until December 31, 2009. For the year ended August 31, 2009, this waiver amounted to $16,057 and is reflected as a reduction of total expenses in the Statement of Operations. During the year ended August 31, 2009, MFD voluntarily waived receipt of $2,729,201 of the fund’s distribution and service fees in order to avoid a negative yield for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C shares.

23

Notes to Financial Statements – continued

Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$864
Class B	675,208
Class C	40,405
Class 529B	2,588
Class 529C	52

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. During the year ended August 31, 2009 MFD voluntarily waived receipt of $8,443 of the fund’s program manager fees, in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. The program manager fees incurred for the year ended August 31, 2009 were equivalent to an annual effective rate of 0.03% of average daily net assets for Class 529A, Class 529B, and Class 529B shares. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2009, were as follows:

Amount
Class 529A	$6,423
Class 529B	1,643
Class 529C	3,848
Total Program Manager Fees	$11,914

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $645,517, which equated to 0.0926% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to

24

Notes to Financial Statements – continued

affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $917,916.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0209% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $2,358 and is included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $22,670 at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,742 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,468, which is shown as a reduction of total expenses in the

25

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $27,846,274,978 and $27,957,367,348, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	161,730,623	$161,730,659	172,485,490	$172,485,490
Class B	138,214,631	138,214,631	101,303,033	101,303,033
Class C	96,716,541	96,716,541	86,112,900	86,112,900
Class R1	26,331,930	26,331,930	78,385,633	78,385,633
Former Class R2 (b)	—	—	58,115,747	58,115,747
Class R2	112,067,569	112,067,569	246,786,335	246,786,335
Class R3	104,847,806	104,847,806	238,218,335	238,218,335
Class R4	9,795,915	9,795,915	11,642,469	11,642,469
Class 529A	6,292,783	6,292,783	2,413,422	2,413,422
Class 529B	1,777,078	1,777,078	448,042	448,042
Class 529C	4,950,767	4,950,767	1,514,398	1,514,398
	662,725,643	$662,725,679	997,425,804	$997,425,804
Shares issued to shareholders in reinvestment of distributions
Class A	595,074	$595,074	4,683,683	$4,683,683
Class B	100,373	100,373	2,668,459	2,668,459
Class C	75,102	75,102	1,311,958	1,311,958
Class R1	25,779	25,779	429,173	429,173
Former Class R2 (b)	—	—	217,134	217,134
Class R2	181,340	181,340	1,870,880	1,870,880
Class R3	206,284	206,284	1,804,478	1,804,478
Class R4	15,425	15,425	123,580	123,580
Class 529A	11,977	11,977	101,205	101,205
Class 529B	615	615	8,992	8,992
Class 529C	1,597	1,597	24,507	24,507
	1,213,566	$1,213,566	13,244,049	$13,244,049

26

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(178,817,174)	$(178,817,175)	(123,689,742)	$(123,689,742)
Class B	(146,292,001)	(146,292,055)	(145,435,312)	(145,435,312)
Class C	(105,852,969)	(105,852,969)	(68,724,606)	(68,724,606)
Class R1	(24,253,400)	(24,253,400)	(59,992,434)	(59,992,434)
Former Class R2 (b)	—	—	(67,929,610)	(67,929,177)
Class R2	(90,566,134)	(90,566,134)	(185,861,524)	(185,861,524)
Class R3	(83,420,395)	(83,420,395)	(190,115,228)	(190,115,228)
Class R4	(8,207,762)	(8,207,762)	(11,388,944)	(11,388,944)
Class 529A	(3,154,669)	(3,154,669)	(1,285,355)	(1,285,355)
Class 529B	(535,728)	(535,729)	(85,328)	(85,328)
Class 529C	(2,380,718)	(2,380,718)	(533,419)	(533,419)
	(643,480,950)	$(643,481,006)	(855,041,502)	$(855,041,069)
Net change
Class A	(16,491,477)	$(16,491,442)	53,479,431	$53,479,431
Class B	(7,976,997)	(7,977,051)	(41,463,820)	(41,463,820)
Class C	(9,061,326)	(9,061,326)	18,700,252	18,700,252
Class R1	2,104,309	2,104,309	18,822,372	18,822,372
Former Class R2 (b)	—	—	(9,596,729)	(9,596,296)
Class R2	21,682,775	21,682,775	62,795,691	62,795,691
Class R3	21,633,695	21,633,695	49,907,585	49,907,585
Class R4	1,603,578	1,603,578	377,105	377,105
Class 529A	3,150,091	3,150,091	1,229,272	1,229,272
Class 529B	1,241,965	1,241,964	371,706	371,706
Class 529C	2,571,646	2,571,646	1,005,486	1,005,486
	20,458,259	$20,458,239	155,628,351	$155,628,784

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

Effective at the close of business February 27, 2009, the sale of fund shares have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

27

Notes to Financial Statements – continued

addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $8,901 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the portfolios comprising MFS Series Trust I) (the “Fund”) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2009

29

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

30

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

31

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

32

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

33

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

34

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Edward O’Dette

35

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

36

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

37

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliated of MFS, will observe a Class 12b-1 waiver beginning on January 1, 2010, which cannot be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

38

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

39

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

40

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Core Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

RGI-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.0%
Chevron Corp.	2.4%
JPMorgan Chase & Co.	2.2%
Bank of America Corp.	1.9%
AT&T, Inc.	1.8%
Exxon Mobil Corp.	1.8%
Intel Corp.	1.8%
Johnson & Johnson	1.7%
Cisco Systems, Inc.	1.7%
Google, Inc., “A”	1.6%

Equity sectors
Technology	17.6%
Financial Services	15.2%
Health Care	13.0%
Energy	10.3%
Consumer Staples	7.8%
Retailing	7.6%
Utilities & Communications	7.3%
Industrial Goods & Services	7.2%
Leisure	4.2%
Basic Materials	3.7%
Special Products & Services	2.7%
Transportation	2.1%
Autos & Housing	0.6%

Percentages are based on net assets as of 8/31/09.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2009, Class A shares of the MFS Core Equity Fund provided a total return of –16.55%, at net asset value. This compares with a return of –18.62% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. Though credit conditions and equity indices improved considerably during the second half of the period, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and

Management Review – continued

the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the financial services sector was the principal factor in the fund’s return relative to the Russell 3000 Index. Overweighted positions in strong-performing global financial services firm JPMorgan Chase and insurance company Allied World Assurance Holdings boosted relative results. Not holding poor-performing international financial conglomerate Citigroup also helped.

Stock selection in the industrial goods and services and technology sectors also aided relative performance. In the industrial goods and services sector, having no exposure to struggling diversified industrial conglomerate General Electric (g) for the majority of the period was a positive factor for relative results as the stock significantly underperformed the benchmark. In the technology sector, the fund’s overweighted positions in computer and personal electronics maker Apple and networking chip maker Marvell Technology Group, both of which outperformed the benchmark over the reporting period, also bolstered relative returns.

Elsewhere, the fund’s ownership of global healthcare company Schering-Plough and pharmaceutical company Merck had a positive impact on relative performance. Shares of Schering-Plough rose after Merck announced plans to merge the two companies in a stock and cash deal that offered a significant premium to Schering-Plough shareholders. Holdings of drug company Wyeth and automotive parts retailer O’Reilly Automotive (g) were also among the fund’s top contributors for the reporting period. Shares of O’Reilly Automotive rose as same-store sales growth grew due, in part, to consumer preference to maintain their older vehicles rather than make new purchases in the current economy.

Detractors from Performance

Stock selection in the energy sector held back relative performance over the reporting period. No individual stocks within this sector were among the fund’s top relative detractors.

Stock selection in the health care sector also hurt relative performance. The fund’s ownership of employee benefits company Cigna (g) at the beginning of the reporting period was a top relative detractor as its shares substantially underperformed the benchmark. Not holding medical products makers Abbott Laboratories and Johnson & Johnson for the entire reporting period negatively impacted investment results. Our ownership of medical products company Advanced Medical Optics (g) at the beginning of the period was another relative detractor as the stock underperformed the benchmark.

Management Review – continued

Global biotech company Genzyme was also among the fund’s top relative detractors. Shares of Genzyme fell after the company announced it was being forced to temporarily shut down its Boston manufacturing plant due to viral contamination in one of the bioreactors. This shutdown was expected to create a supply shortage in Cerezyme and Fabrazyme, two of the company’s key drugs.

Elsewhere, commercial banking firm Sovereign Bancorp (g), diversified mine development and operating company Teck Resources (aa), women’s apparel company Ann Taylor (g), owner and operator of apartment communities Apartment Investment and Management (g), and home furnishings retailer Pier 1 Imports (g) were all top relative detractors.

During the reporting period, the portfolio’s currency exposure also detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Joseph MacDougall Portfolio Manager	Katrina Mead Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	(16.55)%	1.98%	0.40%	N/A
B	1/02/97	(17.15)%	1.31%	(0.26)%	N/A
C	1/02/97	(17.10)%	1.32%	(0.26)%	N/A
I	1/02/97	(16.29)%	2.34%	0.75%	N/A
R1	4/01/05	(17.15)%	N/A	N/A	(0.85)%
R2	10/31/03	(16.71)%	1.70%	N/A	2.30%
R3	4/01/05	(16.48)%	N/A	N/A	(0.13)%
R4	4/01/05	(16.28)%	N/A	N/A	0.16%
Comparative benchmark
Russell 3000 Index (f)		(18.62)%	1.04%	0.06%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(21.34)%	0.78%	(0.19)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(20.47)%	0.98%	(0.26)%	N/A
C With CDSC (1% for 12 months) (x)		(17.93)%	1.32%	(0.26)%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary below.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period

Performance Summary – continued

end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2009 through August 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	1.21%	$1,000.00	$1,415.31	$7.37
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
B	Actual	1.96%	$1,000.00	$1,409.69	$11.90
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
C	Actual	1.96%	$1,000.00	$1,410.40	$11.91
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
I	Actual	0.96%	$1,000.00	$1,417.49	$5.85
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R1	Actual	1.96%	$1,000.00	$1,410.40	$11.91
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
R2	Actual	1.46%	$1,000.00	$1,414.33	$8.88
	Hypothetical (h)	1.46%	$1,000.00	$1,017.85	$7.43
R3	Actual	1.21%	$1,000.00	$1,414.71	$7.36
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R4	Actual	0.95%	$1,000.00	$1,417.85	$5.79
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)

Aerospace - 2.6%
Goodrich Corp.	77,830	$4,293,103
Lockheed Martin Corp.	83,800	6,283,324
Precision Castparts Corp.	23,870	2,178,854
United Technologies Corp.	119,680	7,104,205

		$19,859,486
Airlines - 0.1%
Copa Holdings S.A., “A”	18,970	$792,377

Apparel Manufacturers - 0.8%
NIKE, Inc., “B”	110,410	$6,115,610

Biotechnology - 2.0%
Amgen, Inc. (a)	60,650	$3,623,231
Celgene Corp. (a)	57,210	2,984,646
Genzyme Corp. (a)	150,121	8,363,241

		$14,971,118
Broadcasting - 1.4%
Discovery Communications, Inc., “A” (a)	62,820	$1,628,294
Omnicom Group, Inc.	42,190	1,532,341
Time Warner, Inc.	123,626	3,450,402
Walt Disney Co.	169,260	4,407,530

		$11,018,567
Brokerage & Asset Managers - 1.6%
Affiliated Managers Group, Inc. (a)	24,404	$1,594,313
Charles Schwab Corp.	80,450	1,452,927
CME Group, Inc.	12,260	3,568,150
GFI Group, Inc.	261,920	1,875,347
Invesco Ltd.	109,060	2,262,995
MarketAxess Holdings, Inc. (a)	133,520	1,480,737

		$12,234,469
Business Services - 2.0%
Accenture Ltd., “A”	131,290	$4,332,570
Amdocs Ltd. (a)	86,800	2,110,976
Dun & Bradstreet Corp.	36,210	2,644,778

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
MasterCard, Inc., “A”	17,340	$3,513,604
Western Union Co.	158,050	2,851,222

		$15,453,150
Cable TV - 0.9%
Comcast Corp., “Special A”	128,640	$1,876,858
DIRECTV Group, Inc. (a)	133,820	3,313,383
Time Warner Cable, Inc.	54,026	1,994,640

		$7,184,881
Chemicals - 0.8%
3M Co.	42,020	$3,029,642
Celanese Corp.	128,580	3,274,933

		$6,304,575
Computer Software - 4.0%
Adobe Systems, Inc. (a)	319,370	$10,034,605
MicroStrategy, Inc., “A” (a)	176,960	10,927,280
MSC.Software Corp. (a)	557,081	4,222,674
Oracle Corp.	260,900	5,705,883

		$30,890,442
Computer Software - Systems - 5.2%
Apple, Inc. (a)	134,380	$22,604,060
Dell, Inc. (a)	350,260	5,544,616
Hewlett-Packard Co.	251,310	11,281,306

		$39,429,982
Construction - 0.6%
Lennar Corp., “A”	229,400	$3,475,410
Sherwin-Williams Co.	17,210	1,036,042

		$4,511,452
Consumer Products - 2.3%
Church & Dwight Co., Inc.	25,900	$1,479,667
Kimberly-Clark Corp.	68,300	4,129,418
Procter & Gamble Co.	219,810	11,893,919

		$17,503,004
Consumer Services - 0.7%
Capella Education Co. (a)	48,280	$3,058,538
Monster Worldwide, Inc. (a)	50,470	818,623
priceline.com, Inc. (a)	9,250	1,424,315

		$5,301,476

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - 0.8%
Owens-Illinois, Inc. (a)	174,670	$5,928,300

Electrical Equipment - 3.0%
AMETEK, Inc.	104,400	$3,286,512
Danaher Corp.	128,030	7,772,701
Rockwell Automation, Inc.	127,980	5,355,963
Tyco Electronics Ltd.	292,980	6,685,804

		$23,100,980
Electronics - 4.3%
First Solar, Inc. (a)	8,760	$1,065,041
Flextronics International Ltd. (a)	562,275	3,334,291
Hittite Microwave Corp. (a)	77,630	2,672,025
Intel Corp.	675,960	13,735,507
Marvell Technology Group Ltd. (a)	284,040	4,331,610
National Semiconductor Corp.	329,010	4,991,082
Silicon Laboratories, Inc. (a)	48,310	2,175,882
Tessera Technologies, Inc. (a)	37,390	939,611

		$33,245,049
Energy - Independent - 3.1%
Anadarko Petroleum Corp.	63,400	$3,351,958
Apache Corp.	74,660	6,342,367
CONSOL Energy, Inc.	34,610	1,294,760
Denbury Resources, Inc. (a)	95,340	1,451,075
Nexen, Inc.	167,690	3,293,295
Noble Energy, Inc.	49,250	2,977,655
XTO Energy, Inc.	135,400	5,226,440

		$23,937,550
Energy - Integrated - 5.4%
Chevron Corp.	265,930	$18,599,144
Exxon Mobil Corp. (s)	201,462	13,931,097
Hess Corp.	69,700	3,526,123
Marathon Oil Corp.	108,380	3,345,691
Suncor Energy, Inc.	56,500	1,731,160

		$41,133,215
Engineering - Construction - 0.8%
Fluor Corp.	86,900	$4,597,010
North American Energy Partners, Inc. (a)	234,860	1,474,921

		$6,071,931

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 3.6%
Coca-Cola Co.	135,580	$6,612,237
Flowers Foods, Inc.	53,300	1,266,941
General Mills, Inc.	66,930	3,997,729
J.M. Smucker Co.	31,860	1,665,322
Kellogg Co.	65,390	3,079,215
PepsiCo, Inc. (s)	188,479	10,681,105

		$27,302,549
Food & Drug Stores - 1.1%
CVS Caremark Corp.	177,520	$6,660,550
Kroger Co.	87,320	1,885,239

		$8,545,789
Gaming & Lodging - 0.6%
International Game Technology	95,100	$1,989,492
Melco PBL Entertainment (Macau) Ltd., ADR (a)	219,100	1,343,083
Royal Caribbean Cruises Ltd.	78,060	1,489,385

		$4,821,960
General Merchandise - 2.1%
Target Corp.	189,890	$8,924,830
Wal-Mart Stores, Inc.	136,600	6,948,842

		$15,873,672
Health Maintenance Organizations - 0.8%
WellPoint, Inc. (a)	110,050	$5,816,142

Insurance - 3.1%
ACE Ltd.	24,970	$1,302,935
Allied World Assurance Co. Holdings Ltd.	116,080	5,377,986
Chubb Corp.	37,150	1,834,838
Hartford Financial Services Group, Inc.	200,800	4,762,976
MetLife, Inc.	162,990	6,154,502
Prudential Financial, Inc.	20,560	1,039,925
Travelers Cos., Inc.	72,170	3,638,811

		$24,111,973
Internet - 1.6%
Google, Inc., “A” (a)	25,840	$11,929,553

Leisure & Toys - 0.7%
Hasbro, Inc.	194,340	$5,517,313

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.4%
Bucyrus International, Inc.	40,820	$1,218,477
Roper Industries, Inc.	45,170	2,140,155

		$3,358,632
Major Banks - 7.4%
Bank of America Corp.	845,700	$14,875,863
Bank of New York Mellon Corp.	139,228	4,122,541
Goldman Sachs Group, Inc.	50,740	8,395,440
JPMorgan Chase & Co. (s)	385,810	16,767,303
Regions Financial Corp.	479,780	2,811,511
State Street Corp.	112,570	5,907,674
SunTrust Banks, Inc.	175,400	4,099,098

		$56,979,430
Medical & Health Technology & Services - 1.3%
DaVita, Inc. (a)	44,680	$2,310,403
Express Scripts, Inc. (a)	45,470	3,283,843
Laboratory Corp. of America Holdings (a)	24,000	1,674,960
MWI Veterinary Supply, Inc. (a)	44,662	1,661,873
VCA Antech, Inc. (a)	45,940	1,137,015

		$10,068,094
Medical Equipment - 2.7%
Becton, Dickinson & Co.	58,800	$4,093,656
Medtronic, Inc.	106,490	4,078,567
NxStage Medical, Inc. (a)	157,410	972,794
NxStage Medical, Inc. (a)(z)	342,400	2,116,032
St. Jude Medical, Inc. (a)	122,200	4,709,588
Thermo Fisher Scientific, Inc. (a)	53,280	2,408,789
Waters Corp. (a)	48,050	2,415,954

		$20,795,380
Metals & Mining - 0.8%
Cameco Corp.	51,040	$1,356,643
Cliffs Natural Resources, Inc.	106,740	2,701,589
Steel Dynamics, Inc.	135,280	2,238,884

		$6,297,116
Natural Gas - Distribution - 0.5%
EQT Corp.	61,810	$2,452,003
Sempra Energy	27,960	1,402,753

		$3,854,756

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 0.4%
Williams Cos., Inc.	168,010	$2,762,084

Network & Telecom - 2.1%
Ciena Corp. (a)	221,740	$2,971,316
Cisco Systems, Inc. (a)	604,280	13,052,448

		$16,023,764
Oil Services - 1.8%
Exterran Holdings, Inc. (a)	143,960	$2,595,599
Halliburton Co.	147,280	3,492,009
Helmerich & Payne, Inc.	18,580	621,687
Noble Corp.	84,220	2,950,227
Pride International, Inc. (a)	88,800	2,289,264
Smith International, Inc.	57,190	1,576,728

		$13,525,514
Other Banks & Diversified Financials - 1.2%
Discover Financial Services	116,930	$1,607,787
Euro Dekania Ltd. (a)(z)	580,280	1,218,717
NewAlliance Bancshares, Inc.	123,800	1,455,888
Ocwen Financial Corp. (a)	250,420	2,591,847
SVB Financial Group (a)	64,060	2,546,385

		$9,420,624
Personal Computers & Peripherals - 0.4%
Nuance Communications, Inc. (a)	221,900	$2,736,027

Pharmaceuticals - 6.2%
Abbott Laboratories	261,920	$11,846,642
Johnson & Johnson	220,280	13,313,723
Merck & Co., Inc.	166,120	5,387,272
Pfizer, Inc.	472,650	7,893,255
Schering-Plough Corp.	72,820	2,052,068
Teva Pharmaceutical Industries Ltd., ADR	73,050	3,762,075
Wyeth	61,620	2,948,517

		$47,203,552
Pollution Control - 0.4%
Republic Services, Inc.	132,402	$3,390,815

Precious Metals & Minerals - 0.4%
Goldcorp, Inc.	38,670	$1,409,908
Teck Resources Ltd., “B” (a)	68,100	1,643,482

		$3,053,390

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Printing & Publishing - 0.3%
Moody’s Corp.	70,340	$1,916,062

Railroad & Shipping - 1.0%
Canadian National Railway Co.	107,700	$5,198,679
Union Pacific Corp.	40,530	2,424,099

		$7,622,778
Real Estate - 1.9%
Annaly Mortgage Management, Inc., REIT	253,090	$4,388,581
Entertainment Property Trust, REIT	165,600	5,193,216
Kilroy Realty Corp., REIT	103,780	2,875,744
Mack-Cali Realty Corp., REIT	73,440	2,352,283

		$14,809,824
Restaurants - 0.3%
P.F. Chang’s China Bistro, Inc. (a)	68,530	$2,186,792

Specialty Chemicals - 0.9%
Praxair, Inc.	65,000	$4,980,300
Rockwood Holdings, Inc. (a)	92,300	1,880,151

		$6,860,451
Specialty Stores - 3.6%
Abercrombie & Fitch Co., “A”	151,600	$4,895,164
Advance Auto Parts, Inc.	93,110	3,938,553
Home Depot, Inc.	262,330	7,158,986
Nordstrom, Inc.	134,970	3,784,559
Staples, Inc.	155,520	3,360,787
Tiffany & Co.	115,710	4,209,530

		$27,347,579
Telecommunications - Wireless - 0.6%
Cellcom Israel Ltd.	86,990	$2,461,817
Rogers Communications, Inc., “B”	68,100	1,874,888

		$4,336,705
Telephone Services - 2.4%
American Tower Corp., “A” (a)	68,900	$2,180,685
AT&T, Inc.	534,810	13,931,800
CenturyTel, Inc.	69,680	2,245,786

		$18,358,271

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 1.9%
Lorillard, Inc.	43,170	$3,141,481
Philip Morris International, Inc.	247,960	11,334,252

		$14,475,733
Trucking - 1.0%
Expeditors International of Washington, Inc.	108,870	$3,555,694
FedEx Corp.	21,240	1,459,400
Landstar System, Inc.	84,170	2,935,008

		$7,950,102
Utilities - Electric Power - 3.4%
American Electric Power Co., Inc.	100,800	$3,168,144
CMS Energy Corp.	233,627	3,132,938
Dominion Resources, Inc.	35,160	1,163,093
FirstEnergy Corp.	9,580	432,345
NRG Energy, Inc. (a)	81,240	2,181,294
PG&E Corp.	76,400	3,101,076
PPL Corp.	107,250	3,153,150
Progress Energy, Inc.	93,170	3,683,010
Public Service Enterprise Group, Inc.	98,050	3,105,243
Wisconsin Energy Corp.	68,060	3,094,688

		$26,214,981
Total Common Stocks (Identified Cost, $780,990,354)		$760,455,021

	Strike Price	First Exercise

Warrants - 0.1%
Medical Equipment - 0.1%
NxStage Medical, Inc. (1 share for 1 warrant) (Identified Cost, $187,933) (a)(z)	$5.50	5/23/08	68,480	$286,757

Money Market Funds (v) - 0.3%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	2,482,922	$2,482,922
Total Investments (Identified Cost, $783,661,209)		$763,224,700

Other Assets, Less Liabilities - 0.3%		2,305,160
Net Assets - 100.0%		$765,529,860

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and written options. At August 31, 2009, the value of securities pledged amounted to $163,040. At August 31, 2009, the fund had no short sales outstanding.

Portfolio of Investments – continued

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	3/08/07-6/25/07	$8,173,430	$1,218,717
NxStage Medical, Inc.	5/22/08	1,352,874	2,116,032
NxStage Medical, Inc. (Warrants)	5/22/08	187,933	286,757
Total Restricted Securities			$3,621,506
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $781,178,287)	$760,741,778
Underlying funds, at cost and value	2,482,922
Total investments, at value (identified cost, $783,661,209)	$763,224,700
Receivables for
Investments sold	7,421,951
Fund shares sold	414,430
Interest and dividends	1,490,125
Other assets	2,175
Total assets	$772,553,381
Liabilities
Payables for
Investments purchased	$4,448,215
Fund shares reacquired	1,736,164
Payable to affiliates
Investment adviser	190,350
Shareholder servicing costs	276,215
Distribution and service fees	33,406
Administrative services fee	1,581
Payable for independent Trustees’ compensation	136,579
Accrued expenses and other liabilities	201,011
Total liabilities	$7,023,521
Net assets	$765,529,860
Net assets consist of
Paid-in capital	$1,168,257,648
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(20,411,409)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(387,764,275)
Undistributed net investment income	5,447,896
Net assets	$765,529,860
Shares of beneficial interest outstanding	56,064,170

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$559,571,557	40,329,735	$13.87
Class B	79,607,532	6,217,893	12.80
Class C	63,993,281	5,019,356	12.75
Class I	15,765,757	1,092,606	14.43
Class R1	3,734,866	292,850	12.75
Class R2	15,483,104	1,136,772	13.62
Class R3	25,741,098	1,858,195	13.85
Class R4	1,632,665	116,763	13.98

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.72.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$14,506,251
Interest	92,658
Dividends from underlying funds	11,304
Foreign taxes withheld	(140,070)
Total investment income		$14,470,143
Expenses
Management fee	$4,027,792
Distribution and service fees	2,879,162
Shareholder servicing costs	2,172,270
Administrative services fee	132,121
Independent Trustees’ compensation	8,147
Custodian fee	144,770
Shareholder communications	96,886
Auditing fees	53,368
Legal fees	40,515
Dividend and interest expense on securities sold short	5,067
Miscellaneous	163,141
Total expenses		$9,723,239
Fees paid indirectly	(1,322)
Reduction of expenses by investment adviser	(990,136)
Net expenses		$8,731,781
Net investment income		$5,738,362
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$(223,831,932)
Written option transactions	84
Securities sold short	(142,454)
Foreign currency transactions	(9,208)
Net realized gain (loss) on investments and foreign currency transactions		$(223,983,510)
Change in unrealized appreciation (depreciation)
Investments	$43,194,385
Translation of assets and liabilities in foreign currencies	10,811
Net unrealized gain (loss) on investments and foreign currency translation		$43,205,196
Net realized and unrealized gain (loss) on investments and foreign currency		$(180,778,314)
Change in net assets from operations		$(175,039,952)

(s)	Includes proceeds received from a non-recurring cash settlement in the amount of $14,093,465 from a litigation settlement against Enron Corp.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2009	2008
Change in net assets
From operations
Net investment income	$5,738,362	$3,621,403
Net realized gain (loss) on investments and foreign currency transactions	(223,983,510)	(24,127,504)
Net unrealized gain (loss) on investments and foreign currency translation	43,205,196	(83,770,828)
Change in net assets from operations	$(175,039,952)	$(104,276,929)
Distributions declared to shareholders
From net investment income	$(3,543,509)	$—
From net realized gain on investments	—	(92,445,687)
Total distributions declared to shareholders	$(3,543,509)	$(92,445,687)
Change in net assets from fund share transactions	$(13,414,881)	$(124,491,190)
Total change in net assets	$(191,998,342)	$(321,213,806)
Net assets
At beginning of period	957,528,202	1,278,742,008
At end of period (including undistributed net investment income of $5,447,896 and $3,311,334, respectively)	$765,529,860	$957,528,202

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.75	$19.83	$18.17	$17.88	$15.35
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.09	$0.04	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(2.92)	(1.71)	3.01	1.06	2.50
Total from investment operations	$(2.80)	$(1.62)	$3.05	$1.09	$2.53
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$—	$—	$—
From net realized gain on investments	—	(1.46)	(1.39)	(0.80)	—
Total distributions declared to shareholders	$(0.08)	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$13.87	$16.75	$19.83	$18.17	$17.88
Total return (%) (r)(s)(t)	(16.55)	(8.94)	17.26	6.25	16.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.24	1.26	1.37	1.41
Expenses after expense reductions (f)	1.21	1.21	1.26	1.36	1.41
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.21	N/A	N/A	N/A	N/A
Net investment income	1.03	0.52	0.22	0.15	0.17
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$559,572	$650,476	$766,202	$146,355	$141,808

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.45	$18.52	$17.16	$17.03	$14.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.02)	$(0.08)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.70)	(1.59)	2.83	1.02	2.40
Total from investment operations	$(2.65)	$(1.61)	$2.75	$0.93	$2.32
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$12.80	$15.45	$18.52	$17.16	$17.03
Total return (%) (r)(s)(t)	(17.15)	(9.55)	16.49	5.60	15.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	1.88	1.90	2.02	2.06
Expenses after expense reductions (f)	1.90	1.86	1.90	2.02	2.06
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.90	N/A	N/A	N/A	N/A
Net investment income (loss)	0.42	(0.14)	(0.46)	(0.50)	(0.47)
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$79,608	$162,122	$325,525	$49,192	$71,088

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.38	$18.44	$17.09	$16.97	$14.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.02)	$(0.08)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.67)	(1.58)	2.82	1.01	2.39
Total from investment operations	$(2.63)	$(1.60)	$2.74	$0.92	$2.31
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$12.75	$15.38	$18.44	$17.09	$16.97
Total return (%) (r)(s)(t)	(17.10)	(9.54)	16.50	5.56	15.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	1.89	1.90	2.02	2.06
Expenses after expense reductions (f)	1.91	1.86	1.90	2.02	2.06
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.91	N/A	N/A	N/A	N/A
Net investment income (loss)	0.34	(0.14)	(0.45)	(0.50)	(0.48)
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$63,993	$79,213	$107,948	$16,613	$17,898

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.47	$20.54	$18.72	$18.33	$15.68
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.17	$0.11	$0.09	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(3.06)	(1.78)	3.10	1.10	2.56
Total from investment operations	$(2.89)	$(1.61)	$3.21	$1.19	$2.65
Less distributions declared to shareholders
From net investment income	$(0.15)	$—	$—	$—	$—
From net realized gain on investments	—	(1.46)	(1.39)	(0.80)	—
Total distributions declared to shareholders	$(0.15)	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$14.43	$17.47	$20.54	$18.72	$18.33
Total return (%) (r)(s)	(16.29)	(8.56)	17.63	6.66	16.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	0.89	0.92	1.01	1.09
Expenses after expense reductions (f)	0.91	0.86	0.92	1.01	1.09
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.91	N/A	N/A	N/A	N/A
Net investment income	1.32	0.88	0.58	0.50	0.51
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$15,766	$17,269	$27,544	$4,763	$3,170

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.39	$18.45	$17.11	$17.01	$16.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.03)	$(0.09)	$(0.10)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.68)	(1.57)	2.82	1.00	0.80	(g)
Total from investment operations	$(2.64)	$(1.60)	$2.73	$0.90	$0.76
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$12.75	$15.39	$18.45	$17.11	$17.01
Total return (%) (r)(s)	(17.15)	(9.53)	16.42	5.43	4.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	1.95	2.05	2.20	2.23	(a)
Expenses after expense reductions (f)	1.91	1.91	2.02	2.11	2.23	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.91	N/A	N/A	N/A	N/A
Net investment income (loss)	0.32	(0.18)	(0.51)	(0.61)	(0.63	)(a)
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$3,735	$3,663	$2,543	$441	$55

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.45	$19.53	$17.97	$17.74	$15.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.06	$(0.01)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.87)	(1.68)	2.96	1.06	2.49
Total from investment operations	$(2.77)	$(1.62)	$2.95	$1.03	$2.45
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—	$—	$—
From net realized gain on investments	—	(1.46)	(1.39)	(0.80)	—
Total distributions declared to shareholders	$(0.06)	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$13.62	$16.45	$19.53	$17.97	$17.74
Total return (%) (r)(s)	(16.71)	(9.08)	16.88	5.96	16.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.45	1.61	1.77	1.81
Expenses after expense reductions (f)	1.41	1.41	1.58	1.67	1.81
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.41	N/A	N/A	N/A	N/A
Net investment income (loss)	0.82	0.34	(0.05)	(0.15)	(0.22)
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$15,483	$16,539	$9,492	$1,193	$948

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.73	$19.80	$18.15	$17.88	$17.02
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.10	$0.05	$0.05	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(2.91)	(1.71)	2.99	1.02	0.85	(g)
Total from investment operations	$(2.78)	$(1.61)	$3.04	$1.07	$0.86
Less distributions declared to shareholders
From net investment income	$(0.10)	$—	$—	$—	$—
From net realized gain on investments	—	(1.46)	(1.39)	(0.80)	—
Total distributions declared to shareholders	$(0.10)	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$13.85	$16.73	$19.80	$18.15	$17.88
Total return (%) (r)(s)	(16.48)	(8.90)	17.22	6.14	5.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.19	1.36	1.37	1.43	(a)
Expenses after expense reductions (f)	1.16	1.17	1.36	1.37	1.43	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.16	N/A	N/A	N/A	N/A
Net investment income	1.07	0.57	0.24	0.27	0.17	(a)
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$25,741	$28,185	$31,963	$22,646	$53

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.92	$19.96	$18.24	$17.90	$17.02
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.15	$0.11	$0.07	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(2.90)	(1.73)	3.00	1.07	0.85	(g)
Total from investment operations	$(2.80)	$(1.58)	$3.11	$1.14	$0.88
Less distributions declared to shareholders
From net investment income	$(0.14)	$—	$—	$—	$—
From net realized gain on investments	—	(1.46)	(1.39)	(0.80)	—
Total distributions declared to shareholders	$(0.14)	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$13.98	$16.92	$19.96	$18.24	$17.90
Total return (%) (r)(s)	(16.28)	(8.67)	17.54	6.54	5.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.92	1.06	1.12	1.13	(a)
Expenses after expense reductions (f)	0.95	0.90	1.06	1.12	1.13	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.95	N/A	N/A	N/A	N/A
Net investment income	0.75	0.83	0.55	0.40	0.47	(a)
Portfolio turnover	109	86	283	138	81
Net assets at end of period (000 Omitted)	$1,633	$60	$66	$56	$53

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended August 31, 2009 would have been lower by approximately 2.41%, 2.40%, 2.42%, 2.40%, 2.40%, 2.36%, 2.40% and 2.40%, respectively.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which

Notes to Financial Statements – continued

there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in

Notes to Financial Statements – continued

determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$728,666,967	$2,402,789	$—	$731,069,756
Canada	17,982,977	—	—	17,982,977
Israel	6,223,892	—	—	6,223,892
United Kingdom	2,110,976	—	1,218,717	3,329,693
Hong Kong	1,343,083	—	—	1,343,083
Panama	792,377	—	—	792,377
Mutual Funds	2,482,922	—	—	2,482,922
Total Investments	$759,603,194	$2,402,789	$1,218,717	$763,224,700

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/08	$3,519,098
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(3,458,450)
Net purchases (sales)	—
Acquired in connection with merger (See note 8)	1,158,069
Transfers in and/or out of Level 3	—
Balance as of 8/31/09	$1,218,717

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements – continued

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At August 31, 2009, the fund did not have any outstanding derivative instruments.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investment Transactions (i.e., Purchased Options)	Total
Interest Rate Contracts	$84	$—	$84
Equity Contracts	—	(342,794)	(342,794)
Total	$84	$(342,794)	$(342,710)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Notes to Financial Statements – continued

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	1	84
Options closed	—	—
Options exercised	—	—
Options expired	(1)	(84)
Outstanding, end of period		$—

Notes to Financial Statements – continued

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2009, this expense amounted to $5,067. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At August 31, 2009, the fund had no short sales outstanding.

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are

Notes to Financial Statements – continued

reflected as other income in the Statement of Operations. The fund was a participant in litigation against Enron Corp. On December 26, 2008, the fund received a cash settlement in the amount of $14,093,465.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, wash sale loss deferrals, and capital loss carryforwards and wash sale loss deferrals assumed as a result of the acquisition of the MFS New Endeavor Fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/09	8/31/08
Ordinary income (including any short-term capital gains)	$3,543,509	$17,463,468
Long-term capital gain	—	74,982,219
Total distributions	$3,543,509	$92,445,687

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$789,832,193
Gross appreciation	62,753,545
Gross depreciation	(89,361,038)
Net unrealized appreciation (depreciation)	$(26,607,493)

Undistributed ordinary income	5,587,093
Capital loss carryforwards	(221,165,513)
Post-October capital loss deferral	(160,427,778)
Other temporary differences	(114,097)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/10	$(74,153,956)
8/31/16	(48,648,322)
8/31/17	(98,363,235)
$(221,165,513)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 and July 24, 2009, in connection with the MFS Capital Opportunities Fund and the MFS New Endeavor Fund mergers, respectively, may be limited in a given year.

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
Class A	$3,180,163	$—	$—	$55,958,979
Class B	—	—	—	22,499,641
Class C	—	—	—	8,053,425
Class I	141,605	—	—	1,831,049
Class R (b)	—	—	—	183,230
Class R1	—	—	—	329,794
Former Class R2 (b)	—	—	—	159,753
Class R2	59,248	—	—	1,031,345
Class R3	161,981	—	—	2,393,639
Class R4	512	—	—	4,832
Total	$3,543,509	$—	$—	$92,445,687

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.63% of the fund’s average daily net assets.

At the commencement of the period until February 28, 2009, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that

Notes to Financial Statements – continued

total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.21%	1.86%	1.86%	0.86%	1.86%	1.36%	1.11%	0.86%

Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.21%	1.96%	1.96%	0.96%	1.96%	1.46%	1.21%	0.96%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2009. For the year ended August 31, 2009, these reductions amounted to $985,994 and are reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $32,111 for the year ended August 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.30%	$1,371,587
Class B	0.75%	0.25%	1.00%	1.00%	851,561
Class C	0.75%	0.25%	1.00%	1.00%	521,143
Class R1	0.75%	0.25%	1.00%	1.00%	25,856
Class R2	0.25%	0.25%	0.50%	0.50%	57,018
Class R3	—	0.25%	0.25%	0.25%	51,997
Total Distribution and Service Fees					$2,879,162

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated. Assets attributable to Class A shares sold prior to October 1, 1989 with respect to shares that were acquired as part of the reorganization of MFS Capital Opportunities Fund into MFS Core Equity are subject to a service fee of 0.15% annually.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$867
Class B	72,700
Class C	1,766

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $1,092,909, which equated to 0.1701% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,079,361.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0206% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers

Notes to Financial Statements – continued

of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. The DB Plan resulted in a pension expense of $10,120 and the Retirement Deferral plan resulted in a net decrease in expense of $29,229. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $136,554 at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,006 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,142, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $713,209,378 and $771,110,212, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,482,415	$100,729,655	10,555,888	$198,559,304
Class B	738,200	8,054,369	533,209	9,186,373
Class C	297,337	3,281,371	332,970	5,716,091
Class I	116,989	1,586,423	1,144,826	23,867,513
Class R (b)	—	—	133,309	2,597,631
Class R1	115,075	1,324,614	158,677	2,874,720
Former Class R2 (b)	—	—	53,276	978,339
Class R2	339,614	4,100,924	760,473	14,115,397
Class R3	425,233	5,161,333	387,738	7,108,853
Class R4	140,923	1,794,179	—	—
	10,655,786	$126,032,868	14,060,366	$265,004,221
Shares issued in connection with acquisition of MFS New Endeavor Fund
Class A	3,289,862	$43,919,660
Class B	1,088,292	13,418,637
Class C	761,588	9,354,503
Class I	89,575	1,243,296
Class R1	6,912	84,898
Class R2	104,964	1,376,082
Class R3	24,998	333,257
Class R4	10,154	136,659
	5,376,345	$69,866,992

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	269,553	$2,911,168	2,764,142	$51,882,943
Class B	—	—	1,200,579	20,890,083
Class C	—	—	395,196	6,844,787
Class I	12,549	140,677	89,117	1,739,557
Class R (b)	—	—	9,846	183,230
Class R1	—	—	19,030	329,794
Former Class R2 (b)	—	—	9,118	159,753
Class R2	5,425	57,610	55,899	1,031,345
Class R3	15,026	161,981	127,729	2,393,639
Class R4	47	512	255	4,832
	302,600	$3,271,948	4,670,911	$85,459,963
Shares reacquired
Class A	(10,537,901)	$(123,230,409)	(13,126,299)	$(245,047,802)
Class B	(6,102,644)	(66,479,026)	(8,820,667)	(148,697,791)
Class C	(1,189,587)	(12,922,363)	(1,432,484)	(24,293,088)
Class I	(115,127)	(1,598,601)	(1,586,016)	(31,405,837)
Class R (b)	—	—	(444,601)	(8,580,951)
Class R1	(67,217)	(733,426)	(77,430)	(1,271,488)
Former Class R2 (b)	—	—	(144,482)	(2,381,858)
Class R2	(318,704)	(3,816,946)	(296,852)	(5,210,586)
Class R3	(291,286)	(3,338,374)	(445,307)	(8,065,973)
Class R4	(37,915)	(467,544)	—	—
	(18,660,381)	$(212,586,689)	(26,374,138)	$(474,955,374)
Net change
Class A	1,503,929	$24,330,074	193,731	$5,394,445
Class B	(4,276,152)	(45,006,020)	(7,086,879)	(118,621,335)
Class C	(130,662)	(286,489)	(704,318)	(11,732,210)
Class I	103,986	1,371,795	(352,073)	(5,798,767)
Class R (b)	—	—	(301,446)	(5,800,090)
Class R1	54,770	676,086	100,277	1,933,026
Former Class R2 (b)	—	—	(82,088)	(1,243,766)
Class R2	131,299	1,717,670	519,520	9,936,156
Class R3	173,971	2,318,197	70,160	1,436,519
Class R4	113,209	1,463,806	255	4,832
	(2,325,650)	$(13,414,881)	(7,642,861)	$(124,491,190)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $7,696 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	83,345,722	(80,862,800)	2,482,922

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$11,304	$2,482,922

(8)	Acquisitions

At close of business on July 24, 2009, the fund acquired all of the assets and liabilities of MFS New Endeavor Fund. The acquisition was accomplished by a tax-free exchange of 5,376,345 shares of the fund (valued at $69,866,992) for all of the assets and liabilities of MFS New Endeavor Fund. MFS New Endeavor Fund then distributed the shares of the fund that MFS New Endeavor Fund received from the fund to its shareholders. MFS New Endeavor Fund net assets on that date were $69,866,992, including $4,855,836 of unrealized appreciation, $36,477 of accumulated net investment income, and $51,958,958 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $745,938,537.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Core Equity Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2009

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Joseph MacDougall Katrina Mead

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Core Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

CGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.5%
Google, Inc., “A”	3.4%
Cisco Systems, Inc.	2.6%
Express Scripts, Inc.	1.8%
Hewlett-Packard Co.	1.8%
Bank of America Corp.	1.8%
Gilead Sciences, Inc.	1.7%
EMC Corp.	1.5%
St. Jude Medical, Inc.	1.5%
Philip Morris International, Inc.	1.5%

Equity sectors
Technology	26.0%
Health Care	15.8%
Retailing	8.6%
Financial Services	8.5%
Leisure	7.0%
Consumer Staples	6.4%
Special Products & Services	6.0%
Basic Materials	5.8%
Energy	4.7%
Industrial Goods & Services	4.1%
Utilities & Communications	1.6%
Transportation	1.5%

Percentages are based on net assets as of 8/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2009, Class A shares of the MFS Core Growth Fund provided a total return of –22.48%, at net asset value. This compares with a return of –16.76% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. Though credit conditions and equity indices improved considerably during the second half of the period, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global

3

Management Review – continued

macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the leisure sector held back performance relative to the Russell 1000 Growth Index. The fund’s holdings of educational software and video game publishing company Ubisoft Entertainment (aa)(g) was a top relative detractor. Shares of Ubisoft fell as the global economic slowdown and pullback in consumer spending led to weaker-than-expected sales in the video game industry.

Stock selection in the health care and financial services sectors also hurt relative results over the reporting period. In health care, holdings of biopharmaceutical company Celgene and global health care company Schering-Plough were among the sector’s top detractors. In the financial services sector, holdings of poor-performing trust bank State Street Corporation had a negative impact on relative performance. Shares of State Street declined as the company reported substantial unrealized losses on investments and commercial paper.

Elsewhere, the fund’s holdings of money transfer company Western Union, oilfield services provider Halliburton, wireless solutions provider Research in Motion (aa)(g), and commercial information company Dun & Bradstreet hindered relative performance. An underweighted position in software giant Microsoft also held back relative results as the company outperformed the benchmark.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. The most significant impact came during the second half of the reporting period, when equity markets rose, as measured by the fund’s benchmark, and holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

An overweighted position and, to a lesser extent, stock selection in the basic materials sector boosted relative results. An underweighted position in the transportation sector also aided relative performance. No individual stocks within either of these sectors were among the fund’s top contributors for the period.

Elsewhere, overweighted positions in for-profit education company Apollo Group and computer and personal electronics maker Apple bolstered relative results as both stocks outperformed the benchmark. The fund’s holdings of access infrastructure products manufacturer Citrix Systems (g) and oil and gas

4

Management Review – continued

exploration company Petroleo Brasileiro (aa) also helped. Shares of Citrix rose as the company realized gains from tight cost controls and strong sales of its XenApp virtualization technology. The fund’s relatively small exposure to struggling household products manufacturer Proctor & Gamble (g), which underperformed the benchmark over the reporting period, was another positive factor for relative performance.

Respectfully,

Stephen Pesek

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	(22.48)%	1.33%	(1.12)%	N/A
B	12/31/99	(23.07)%	0.64%	N/A	(4.40)%
C	12/31/99	(23.07)%	0.64%	N/A	(4.40)%
I	1/02/97	(22.26)%	1.68%	(0.79)%	N/A
W	5/01/06	(22.33)%	N/A	N/A	(4.30)%
R1	4/01/05	(23.08)%	N/A	N/A	(0.93)%
R2	10/31/03	(22.63)%	1.04%	N/A	0.94%
R3	4/01/05	(22.45)%	N/A	N/A	(0.20)%
R4	4/01/05	(22.31)%	N/A	N/A	0.06%
Comparative benchmark
Russell 1000 Growth Index (f)		(16.76)%	1.21%	(3.17)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(26.94)%	0.14%	(1.70)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(26.15)%	0.28%	N/A	(4.40)%
C With CDSC (1% for 12 months) (x)		(23.84)%	0.64%	N/A	(4.40)%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems, Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end (for those share classes with less than 10 years of Performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary below.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the

7

Performance Summary – continued

share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2009 through August 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	1.23%	$1,000.00	$1,281.42	$7.07
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
B	Actual	1.98%	$1,000.00	$1,275.73	$11.36
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06
C	Actual	1.98%	$1,000.00	$1,275.73	$11.36
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06
I	Actual	0.98%	$1,000.00	$1,282.70	$5.64
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
W	Actual	1.04%	$1,000.00	$1,281.84	$5.98
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R1	Actual	1.98%	$1,000.00	$1,275.56	$11.36
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06
R2	Actual	1.47%	$1,000.00	$1,279.89	$8.45
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
R3	Actual	1.23%	$1,000.00	$1,280.51	$7.07
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
R4	Actual	0.98%	$1,000.00	$1,281.73	$5.64
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.0%
Issuer	Shares/Par	Value ($)

Aerospace - 2.1%
Goodrich Corp.	154,670	$8,531,597
Lockheed Martin Corp.	71,790	5,382,814
Precision Castparts Corp.	64,900	5,924,072
United Technologies Corp.	217,430	12,906,645

		$32,745,128
Alcoholic Beverages - 0.4%
Diageo PLC	406,300	$6,310,105

Apparel Manufacturers - 1.3%
Coach, Inc.	137,700	$3,895,533
NIKE, Inc., “B”	297,770	16,493,480

		$20,389,013
Biotechnology - 2.4%
Celgene Corp. (a)	135,440	$7,065,905
Genzyme Corp. (a)	86,940	4,843,427
Gilead Sciences, Inc. (a)	592,160	26,682,730

		$38,592,062
Broadcasting - 1.3%
Discovery Communications, Inc., “A” (a)	314,100	$8,141,472
Walt Disney Co.	473,030	12,317,701

		$20,459,173
Brokerage & Asset Managers - 2.4%
Affiliated Managers Group, Inc. (a)	246,840	$16,126,057
Charles Schwab Corp.	644,370	11,637,322
CME Group, Inc.	23,263	6,770,464
IntercontinentalExchange, Inc. (a)	44,100	4,136,580

		$38,670,423
Business Services - 4.7%
Cognizant Technology Solutions Corp., “A” (a)	413,900	$14,436,832
Dun & Bradstreet Corp.	65,910	4,814,066
Fidelity National Information Services, Inc.	555,100	13,633,256
MasterCard, Inc., “A”	77,870	15,778,798

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Visa, Inc., “A”	140,080	$9,959,688
Western Union Co.	938,500	16,930,540

		$75,553,180
Chemicals - 2.4%
3M Co.	303,710	$21,897,491
Ecolab, Inc.	301,650	12,756,779
Monsanto Co.	38,940	3,266,287

		$37,920,557
Computer Software - 3.7%
Adobe Systems, Inc. (a)	602,750	$18,938,405
Intuit, Inc. (a)	449,800	12,490,946
Microsoft Corp.	232,730	5,736,795
Oracle Corp.	1,018,116	22,266,197

		$59,432,343
Computer Software - Systems - 9.5%
Apple, Inc. (a)	423,240	$71,193,200
EMC Corp. (a)	1,507,050	23,962,095
Hewlett-Packard Co.	631,040	28,327,386
International Business Machines Corp.	190,550	22,494,428
VMware, Inc. (a)	138,200	4,896,426

		$150,873,535
Consumer Products - 1.5%
Avon Products, Inc.	321,300	$10,239,831
Colgate-Palmolive Co.	176,850	12,856,995

		$23,096,826
Consumer Services - 1.3%
Apollo Group, Inc., “A” (a)	133,520	$8,654,766
priceline.com, Inc. (a)	73,030	11,245,159

		$19,899,925
Containers - 0.7%
Owens-Illinois, Inc. (a)	343,610	$11,662,123

Electrical Equipment - 1.7%
Danaher Corp.	261,110	$15,851,988
Tyco Electronics Ltd.	515,070	11,753,897

		$27,605,885

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - 4.8%
Broadcom Corp., “A” (a)	107,000	$3,044,150
Corning, Inc.	202,600	3,055,208
Intel Corp.	1,091,060	22,170,339
Marvell Technology Group Ltd. (a)	838,930	12,793,683
Samsung Electronics Co. Ltd.	27,404	16,917,675
Silicon Laboratories, Inc. (a)	278,180	12,529,227
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	535,200	5,726,640

		$76,236,922
Energy - Independent - 2.3%
Anadarko Petroleum Corp.	250,100	$13,222,787
Occidental Petroleum Corp.	133,000	9,722,300
Southwestern Energy Co. (a)	182,800	6,738,008
XTO Energy, Inc.	162,580	6,275,588

		$35,958,683
Energy - Integrated - 0.4%
Petroleo Brasileiro S.A., ADR	172,060	$6,820,458

Entertainment - 0.6%
DreamWorks Animation, Inc., “A” (a)	261,390	$8,824,526

Food & Beverages - 3.0%
Coca-Cola Co.	240,940	$11,750,644
Mead Johnson Nutrition Co., “A”	296,200	11,747,292
Nestle S.A.	140,347	5,829,126
PepsiCo, Inc.	334,860	18,976,516

		$48,303,578
Food & Drug Stores - 2.1%
CVS Caremark Corp.	606,866	$22,769,612
Walgreen Co.	334,300	11,326,084

		$34,095,696
Gaming & Lodging - 2.0%
Carnival Corp.	208,500	$6,098,625
International Game Technology	200,130	4,186,720
Las Vegas Sands Corp. (a)	340,100	4,849,826
Royal Caribbean Cruises Ltd.	571,000	10,894,680
Starwood Hotels & Resorts Worldwide, Inc.	197,800	5,890,484

		$31,920,335

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 2.8%
Target Corp.	472,040	$22,185,880
Wal-Mart Stores, Inc.	440,310	22,398,570

		$44,584,450
Insurance - 0.7%
ACE Ltd.	116,200	$6,063,316
Hartford Financial Services Group, Inc.	229,100	5,434,252

		$11,497,568
Internet - 3.6%
eBay, Inc. (a)	109,900	$2,433,186
Google, Inc., “A” (a)	117,965	54,460,902

		$56,894,088
Leisure & Toys - 0.1%
Electronic Arts, Inc. (a)	128,600	$2,343,092

Machinery & Tools - 0.3%
Illinois Tool Works, Inc.	114,800	$4,800,936

Major Banks - 4.7%
Bank of America Corp.	1,588,400	$27,939,956
Goldman Sachs Group, Inc.	87,590	14,492,641
JPMorgan Chase & Co.	356,540	15,495,228
State Street Corp.	331,800	17,412,864

		$75,340,689
Medical & Health Technology & Services - 4.6%
Express Scripts, Inc. (a)	397,790	$28,728,394
Henry Schein, Inc. (a)	214,100	11,343,018
Laboratory Corp. of America Holdings (a)	57,900	4,040,841
McKesson Corp.	102,600	5,833,836
Medco Health Solutions, Inc. (a)	425,450	23,493,349

		$73,439,438
Medical Equipment - 4.7%
Baxter International, Inc.	253,410	$14,424,097
Becton, Dickinson & Co.	83,500	5,813,270
Medtronic, Inc.	274,960	10,530,968
St. Jude Medical, Inc. (a)	621,020	23,934,111
Thermo Fisher Scientific, Inc. (a)	461,930	20,883,855

		$75,586,301

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 0.8%
Cliffs Natural Resources, Inc.	182,600	$4,621,606
Freeport-McMoRan Copper & Gold, Inc.	125,400	7,897,692

		$12,519,298
Network & Telecom - 4.2%
Cisco Systems, Inc. (a)	1,937,440	$41,848,704
Juniper Networks, Inc. (a)	238,100	5,492,967
QUALCOMM, Inc.	415,040	19,266,157

		$66,607,828
Oil Services - 2.0%
Halliburton Co.	499,900	$11,852,629
Pride International, Inc. (a)	160,500	4,137,690
Schlumberger Ltd.	99,100	5,569,420
Transocean, Inc. (a)	89,290	6,771,754
Weatherford International Ltd. (a)	209,730	4,184,114

		$32,515,607
Other Banks & Diversified Financials - 0.7%
American Express Co.	166,100	$5,617,502
Northern Trust Corp.	82,400	4,817,104

		$10,434,606
Personal Computers & Peripherals - 0.2%
Nuance Communications, Inc. (a)	254,680	$3,140,204

Pharmaceuticals - 4.1%
Abbott Laboratories	313,560	$14,182,319
Allergan, Inc.	288,720	16,145,222
Johnson & Johnson	173,200	10,468,208
Schering-Plough Corp.	204,740	5,769,573
Shire PLC, ADR	32,300	1,600,788
Teva Pharmaceutical Industries Ltd., ADR	341,710	17,598,065

		$65,764,175
Printing & Publishing - 1.0%
McGraw-Hill Cos., Inc.	167,500	$5,629,675
Moody’s Corp.	351,900	9,585,756

		$15,215,431
Railroad & Shipping - 0.8%
Union Pacific Corp.	208,190	$12,451,844

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - 2.0%
McDonald’s Corp.	324,740	$18,263,378
YUM! Brands, Inc.	391,500	13,408,875

		$31,672,253
Specialty Chemicals - 1.9%
Air Products & Chemicals, Inc.	153,790	$11,538,864
Praxair, Inc.	249,660	19,128,949

		$30,667,813
Specialty Stores - 2.4%
Amazon.com, Inc. (a)	117,590	$9,547,132
Nordstrom, Inc.	327,420	9,180,857
Staples, Inc.	439,610	9,499,972
TJX Cos., Inc.	281,580	10,122,801

		$38,350,762
Telecommunications - Wireless - 0.4%
America Movil S.A.B. de C.V., “L”, ADR	137,210	$6,195,032

Telephone Services - 0.7%
American Tower Corp., “A” (a)	345,390	$10,931,594

Tobacco - 1.5%
Philip Morris International, Inc.	522,420	$23,879,818

Trucking - 0.7%
FedEx Corp.	166,300	$11,426,473

Utilities - Electric Power - 0.5%
AES Corp. (a)	568,860	$7,776,316
Total Common Stocks (Identified Cost, $1,498,216,779)		$1,529,406,092

Money Market Funds (v) - 4.8%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	76,236,576	$76,236,576
Total Investments (Identified Cost, $1,574,453,355)		$1,605,642,668

Other Assets, Less Liabilities - (0.8)%		(12,499,971)
Net Assets - 100.0%		$1,593,142,697

16

Portfolio of Investments – continued

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,498,216,779)	$1,529,406,092
Underlying funds, at cost and value	76,236,576
Total investments, at value (identified cost, $1,574,453,355)	$1,605,642,668
Receivables for
Investments sold	78,112,199
Fund shares sold	792,067
Interest and dividends	1,957,434
Other assets	4,972
Total assets	$1,686,509,340
Liabilities
Payables for
Investments purchased	$90,849,035
Fund shares reacquired	1,704,508
Payable to affiliates
Investment adviser	125,659
Shareholder servicing costs	433,678
Distribution and service fees	34,717
Administrative services fee	3,184
Payable for independent Trustees’ compensation	70,842
Accrued expenses and other liabilities	145,020
Total liabilities	$93,366,643
Net assets	$1,593,142,697
Net assets consist of
Paid-in capital	$2,500,890,738
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	31,180,859
Accumulated net realized gain (loss) on investments and foreign currency transactions	(941,325,462)
Undistributed net investment income	2,396,562
Net assets	$1,593,142,697
Shares of beneficial interest outstanding	111,945,106

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$553,626,071	39,360,728	$14.07
Class B	97,066,490	7,385,397	13.14
Class C	64,950,385	4,942,044	13.14
Class I	810,495,266	55,493,194	14.61
Class W	5,331,337	375,757	14.19
Class R1	2,355,881	179,820	13.10
Class R2	17,546,147	1,270,952	13.81
Class R3	5,116,232	363,906	14.06
Class R4	36,654,888	2,573,308	14.24

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.93.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$19,422,015
Interest	318,400
Dividends from other affiliated issuers	161,895
Foreign taxes withheld	(161,985)
Total investment income		$19,740,325
Expenses
Management fee	$10,653,611
Distribution and service fees	3,452,243
Shareholder servicing costs	3,843,060
Administrative services fee	297,028
Independent Trustees’ compensation	27,533
Custodian fee	167,355
Shareholder communications	10,228
Auditing fees	47,937
Legal fees	47,897
Miscellaneous	248,536
Total expenses		$18,795,428
Fees paid indirectly	(5,588)
Reduction of expenses by investment adviser	(1,289,166)
Net expenses		$17,500,674
Net investment income		$2,239,651
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis) Investment transactions	$(533,307,815)
Foreign currency transactions	254,281
Net realized gain (loss) on investments and foreign currency transactions		$(533,053,534)
Change in unrealized appreciation (depreciation) Investments	$68,058,138
Translation of assets and liabilities in foreign currencies	11,475
Net unrealized gain (loss) on investments and foreign currency translation		$68,069,613
Net realized and unrealized gain (loss) on investments and foreign currency		$(464,983,921)
Change in net assets from operations		$(462,744,270)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2009	2008
Change in net assets
From operations
Net investment income	$2,239,651	$690,582
Net realized gain (loss) on investments and foreign currency transactions	(533,053,534)	39,201,310
Net unrealized gain (loss) on investments and foreign currency translation	68,069,613	(74,873,251)
Change in net assets from operations	$(462,744,270)	$(34,981,359)
Distributions declared to shareholders
From net investment income	$(608,615)	$—
From net realized gain on investments	—	(205,162,175)
Total distributions declared to shareholders	$(608,615)	$(205,162,175)
Change in net assets from fund share transactions	$(15,231,777)	$(103,398,439)
Total change in net assets	$(478,584,662)	$(343,541,973)
Net assets
At beginning of period	2,071,727,359	2,415,269,332
At end of period (including undistributed net investment income of $2,396,562 and $511,245, respectively)	$1,593,142,697	$2,071,727,359

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$18.15	$20.35	$17.70	$16.82	$14.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.01)	$(0.02)	$(0.05)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.09)	(0.31)	3.01	0.93	2.12
Total from investment operations	$(4.08)	$(0.32)	$2.99	$0.88	$2.11
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$14.07	$18.15	$20.35	$17.70	$16.82
Total return (%) (r)(s)(t)	(22.48)	(2.16)	17.07	5.23	14.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.29	1.33	1.44	1.38
Expenses after expense reductions (f)	1.25	1.25	1.25	1.34	1.28
Net investment income (loss)	0.08	(0.03)	(0.11)	(0.31)	(0.08)
Portfolio turnover	589	301	329	245	184
Net assets at end of period (000 Omitted)	$553,626	$787,300	$935,865	$504,761	$632,209

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.08	$19.38	$16.98	$16.24	$14.30
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.13)	$(0.14)	$(0.16)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.86)	(0.29)	2.88	0.90	2.05
Total from investment operations	$(3.94)	$(0.42)	$2.74	$0.74	$1.94
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$13.14	$17.08	$19.38	$16.98	$16.24
Total return (%) (r)(s)(t)	(23.07)	(2.81)	16.31	4.56	13.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	1.94	1.98	2.09	2.03
Expenses after expense reductions (f)	1.94	1.90	1.90	1.99	1.93
Net investment loss	(0.61)	(0.67)	(0.77)	(0.96)	(0.73)
Portfolio turnover	589	301	329	245	184
Net assets at end of period (000 Omitted)	$97,066	$192,755	$303,614	$162,868	$201,513

Class C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.08	$19.38	$16.98	$16.23	$14.30
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.13)	$(0.14)	$(0.16)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.86)	(0.29)	2.88	0.91	2.04
Total from investment operations	$(3.94)	$(0.42)	$2.74	$0.75	$1.93
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$13.14	$17.08	$19.38	$16.98	$16.23
Total return (%) (r)(s)(t)	(23.07)	(2.81)	16.31	4.62	13.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	1.95	1.98	2.09	2.03
Expenses after expense reductions (f)	1.94	1.90	1.90	1.99	1.93
Net investment loss	(0.62)	(0.67)	(0.76)	(0.96)	(0.69)
Portfolio turnover	589	301	329	245	184
Net assets at end of period (000 Omitted)	$64,950	$89,252	$108,950	$58,523	$82,182
See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 8/31
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$18.81	$20.96	$18.15	$17.18		$14.98
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.07	$0.01	$0.00	(w)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(4.24)	(0.34)	3.14	0.97		2.15
Total from investment operations	$(4.19)	$(0.27)	$3.15	$0.97		$2.20
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—		$—
From net realized gain on investments	—	(1.88)	(0.34)	—		—
Total distributions declared to shareholders	$(0.01)	$(1.88)	$(0.34)	$—		$—
Net asset value, end of period	$14.61	$18.81	$20.96	$18.15		$17.18
Total return (%) (r)(s)	(22.26)	(1.84)	17.53	5.65		14.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	0.95	0.93	1.06		1.02
Expenses after expense reductions (f)	0.95	0.90	0.89	0.96		0.92
Net investment income	0.39	0.32	0.06	0.03		0.32
Portfolio turnover	589	301	329	245		184
Net assets at end of period (000 Omitted)	$810,495	$962,434	$1,010,075	$34,998		$3,816

See Notes to Financial Statements

24

Financial Highlights – continued

Class W	Years ended 8/31
	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$18.27	$20.43	$17.72	$18.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.04	$0.05	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.09)	(0.32)	3.00	(0.63	)(g)
Total from investment operations	$(4.08)	$(0.28)	$3.05	$(0.63)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—
Net asset value, end of period	$14.19	$18.27	$20.43	$17.72
Total return (%) (r)(s)	(22.33)	(1.95)	17.39	(3.43	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.05	1.07	1.18	(a)
Expenses after expense reductions (f)	1.03	1.00	0.99	1.08	(a)
Net investment income (loss)	0.07	0.23	0.27	(0.03	)(a)
Portfolio turnover	589	301	329	245
Net assets at end of period (000 Omitted)	$5,331	$343	$373	$97

Class R1	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.03	$19.33	$16.95	$16.23	$15.35
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.14)	$(0.15)	$(0.17)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(3.85)	(0.28)	2.87	0.89	0.96	(g)
Total from investment operations	$(3.93)	$(0.42)	$2.72	$0.72	$0.88
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$13.10	$17.03	$19.33	$16.95	$16.23
Total return (%) (r)(s)	(23.08)	(2.82)	16.22	4.44	5.73	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.00	2.12	2.28	2.35	(a)
Expenses after expense reductions (f)	1.94	1.95	2.00	2.09	2.25	(a)
Net investment loss	(0.62)	(0.74)	(0.89)	(1.07)	(1.21	)(a)
Portfolio turnover	589	301	329	245	184
Net assets at end of period (000 Omitted)	$2,356	$2,552	$1,517	$506	$80

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.85	$20.08	$17.52	$16.70	$14.67
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.05)	$(0.07)	$(0.11)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.02)	(0.30)	2.97	0.93	2.09
Total from investment operations	$(4.04)	$(0.35)	$2.90	$0.82	$2.03
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$13.81	$17.85	$20.08	$17.52	$16.70
Total return (%) (r)(s)	(22.63)	(2.34)	16.73	4.91	13.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.49	1.67	1.85	1.82
Expenses after expense reductions (f)	1.44	1.44	1.54	1.65	1.72
Net investment loss	(0.14)	(0.24)	(0.37)	(0.60)	(0.48)
Portfolio turnover	589	301	329	245	184
Net assets at end of period (000 Omitted)	$17,546	$13,471	$5,728	$1,804	$774

Class R3	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$18.13	$20.33	$17.69	$16.81	$15.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.00 (w)	$(0.03)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.08)	(0.32)	3.01	0.94	0.99	(g)
Total from investment operations	$(4.07)	$(0.32)	$2.98	$0.88	$0.96
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$14.06	$18.13	$20.33	$17.69	$16.81
Total return (%) (r)(s)	(22.45)	(2.16)	17.02	5.23	6.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.25	1.37	1.48	1.56	(a)
Expenses after expense reductions (f)	1.20	1.20	1.29	1.38	1.46	(a)
Net investment income (loss)	0.09	0.02	(0.18)	(0.36)	(0.41	)(a)
Portfolio turnover	589	301	329	245	184
Net assets at end of period (000 Omitted)	$5,116	$2,848	$1,641	$286	$53

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$18.33	$20.47	$17.76	$16.83	$15.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.06	$0.04	$(0.01)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.14)	(0.32)	3.01	0.94	0.99	(g)
Total from investment operations	$(4.09)	$(0.26)	$3.05	$0.93	$0.98
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$14.24	$18.33	$20.47	$17.76	$16.83
Total return (%) (r)(s)	(22.31)	(1.84)	17.35	5.53	6.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	0.98	1.08	1.19	1.26	(a)
Expenses after expense reductions (f)	0.96	0.94	0.99	1.09	1.16	(a)
Net investment income (loss)	0.35	0.29	0.21	(0.06)	(0.11	)(a)
Portfolio turnover	589	301	329	245	184
Net assets at end of period (000 Omitted)	$36,655	$20,773	$41,102	$56	$53

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Growth Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

28

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a

29

Notes to Financial Statements – continued

hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,529,406,092	$—	$—	$1,529,406,092
Mutual Funds	76,236,576	—	—	76,236,576
Total Investments	$1,605,642,668	$—	$—	$1,605,642,668

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for

30

Notes to Financial Statements – continued

financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the

31

Notes to Financial Statements – continued

seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended August 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted

32

Notes to Financial Statements – continued

cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the

33

Notes to Financial Statements – continued

Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/09	8/31/08
Ordinary income (including any short-term capital gains)	$608,615	$86,503,995
Long-term capital gain	—	118,658,180
Total distributions	$608,615	$205,162,175

34

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$1,643,639,423
Gross appreciation	23,956,461
Gross depreciation	(61,953,216)
Net unrealized appreciation (depreciation)	$(37,996,755)
Undistributed ordinary income	2,468,528
Capital loss carryforwards	(550,230,537)
Post-October capital loss deferral	(317,586,685)
Other temporary differences	(4,402,592)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/10	$(325,450,819)
8/31/11	(30,032,975)
8/31/17	(194,746,743)
$(550,230,537)

The availability of a portion of the capital loss carryforwards of the fund and the capital loss carryforwards that the fund acquired on June 22, 2007 in connection with the MFS Strategic Growth Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

35

Notes to Financial Statements – continued

	From net investment income		From net realized gain on investments
	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
Class A	$—	$—	$—	$77,652,488
Class B	—	—	—	24,115,726
Class C	—	—	—	9,911,561
Class I	608,615	—	—	88,840,909
Class W	—	—	—	36,456
Class R (b)	—	—	—	77,392
Class R1	—	—	—	263,200
Former Class R2 (b)	—	—	—	73,024
Class R2	—	—	—	1,101,532
Class R3	—	—	—	292,532
Class R4	—	—	—	2,797,355
Total	$608,615	$—	$—	$205,162,175

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS agreed to reduce the management fee to 0.65% on the first $1 billion of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2009, this waiver amounted to $495,891 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

At the commencement of the period until February 28, 2009, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.26%	1.91%	1.91%	0.91%	1.01%	1.91%	1.41%	1.16%	0.91%

36

Notes to Financial Statements – continued

Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.26%	2.01%	2.01%	1.01%	1.11%	2.01%	1.51%	1.26%	1.01%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2010. For the year ended August 31, 2009, these reductions amounted to $783,639 and are reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $60,216 for the year ended August 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.30%	$1,614,429
Class B	0.75%	0.25%	1.00%	1.00%	1,129,344
Class C	0.75%	0.25%	1.00%	1.00%	621,818
Class W	0.10%	—	0.10%	0.10%	1,461
Class R1	0.75%	0.25%	1.00%	1.00%	20,247
Class R2	0.25%	0.25%	0.50%	0.50%	56,432
Class R3	—	0.25%	0.25%	0.25%	8,512
Total Distribution and Service Fees					$3,452,243

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A annual distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.

37

Notes to Financial Statements – continued

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$209
Class B	131,077
Class C	7,788

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $1,500,312, which equated to 0.1009% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,270,711.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2009, these costs for the fund amounted to $1,072,037 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0200% of the fund’s average daily net assets.

38

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. The DB Plan resulted in a pension expense of $631 and the Retirement Deferral plan resulted in a net decrease in expense of $20,731. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $70,836 at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $18,481 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9,636, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from

39

Notes to Financial Statements – continued

underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $8,657,800,318 and $8,641,760,178, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,705,331	$134,898,932	11,963,681	$238,131,169
Class B	769,827	9,333,574	878,961	16,596,938
Class C	1,154,118	13,746,901	633,037	12,017,505
Class I	22,062,123	285,103,240	4,652,318	94,159,590
Class W	401,398	5,248,875	2,552	50,139
Class R (b)	—	—	73,439	1,556,587
Class R1	60,493	725,327	91,037	1,800,160
Former Class R2 (b)	—	—	29,506	602,108
Class R2	768,015	9,682,090	562,802	11,308,402
Class R3	261,432	3,128,788	142,365	2,953,665
Class R4	1,765,443	21,316,135	445,691	9,070,485
	37,948,180	$483,183,862	19,475,389	$388,246,748

Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	3,470,851	$68,767,100
Class B	—	—	1,205,045	22,624,378
Class C	—	—	419,021	7,846,321
Class I	43,893	556,562	4,340,348	88,840,909
Class W	—	—	870	17,297
Class R (b)	—	—	2,056	42,245
Class R1	—	—	14,081	263,200
Former Class R2 (b)	—	—	3,699	73,024
Class R2	—	—	53,938	1,047,154
Class R3	—	—	14,760	292,532
Class R4	—	—	97,103	1,936,855
	43,893	$556,562	9,621,772	$191,751,015

40

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount

Shares reacquired
Class A	(14,718,650)	$(195,792,193)	(18,040,749)	$(365,020,387)
Class B	(4,669,245)	(56,616,643)	(6,466,286)	(122,410,250)
Class C	(1,437,761)	(17,545,782)	(1,448,459)	(27,310,950)
Class I	(17,782,303)	(219,933,966)	(6,023,090)	(127,244,629)
Class W	(44,426)	(562,577)	(2,903)	(52,872)
Class R (b)	—	—	(290,915)	(6,058,729)
Class R1	(30,560)	(365,665)	(33,713)	(622,197)
Former Class R2 (b)	—	—	(138,266)	(2,696,755)
Class R2	(251,745)	(3,208,016)	(147,270)	(2,860,090)
Class R3	(54,562)	(718,120)	(80,804)	(1,550,318)
Class R4	(325,553)	(4,229,239)	(1,417,186)	(27,569,025)
	(39,314,805)	$(498,972,201)	(34,089,641)	$(683,396,202)

Net change
Class A	(4,013,319)	$(60,893,261)	(2,606,217)	$(58,122,118)
Class B	(3,899,418)	(47,283,069)	(4,382,280)	(83,188,934)
Class C	(283,643)	(3,798,881)	(396,401)	(7,447,124)
Class I	4,323,713	65,725,836	2,969,576	55,755,870
Class W	356,972	4,686,298	519	14,564
Class R (b)	—	—	(215,420)	(4,459,897)
Class R1	29,933	359,662	71,405	1,441,163
Former Class R2 (b)	—	—	(105,061)	(2,021,623)
Class R2	516,270	6,474,074	469,470	9,495,466
Class R3	206,870	2,410,668	76,321	1,695,879
Class R4	1,439,890	17,086,896	(874,392)	(16,561,685)
	(1,322,732)	$(15,231,777)	(4,992,480)	$(103,398,439)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 14%, 10%, 8%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

41

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $18,396 and $738, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	1,543,370,341	(1,467,133,765)	76,236,576

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$161,895	$76,236,576

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Core Growth Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2009

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

48

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Stephen Pesek

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

50

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

51

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund’s advisory rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

52

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

53

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

54

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® New Discovery Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

NDF-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
CoStar Group, Inc.	1.7%
Hittite Microwave Corp.	1.6%
Silicon Laboratories, Inc.	1.6%
Team, Inc.	1.6%
MICROS Systems, Inc.	1.6%
Nuance Communications, Inc.	1.5%
Mindray Medical International Ltd., ADR	1.5%
ARM Holdings PLC	1.4%
Jones Lang LaSalle, Inc.	1.4%
Zumiez, Inc.	1.4%

Equity sectors
Technology	22.8%
Health Care	22.3%
Industrial Goods & Services	11.6%
Financial Services	7.9%
Retailing	7.1%
Leisure	7.0%
Special Products & Services	6.9%
Energy	4.6%
Basic Materials	3.0%
Consumer Staples	2.8%
Transportation	2.4%
Utilities & Communications	0.8%
Autos & Housing	0.5%

(o)	Less than 0.1%.

Percentages are based on net assets as of 8/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2009, Class A shares of the MFS New Discovery Fund provided a total return of –9.69%, at net asset value. This compares with a return of –22.02% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. Though credit conditions and equity indices improved considerably during the second half of the period, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in

3

Management Review – continued

asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection in the technology sector boosted performance relative to the Russell 2000 Growth Index. Our overweighted position in semiconductor designer and developer Hittite Microwave and our holdings in transport and switching equipment maker Ciena Corp. (aa), a standout performer, were among the fund’s top relative contributors within this sector.

Security selection in the retailing sector also benefited relative returns. Here, urban fashion apparel retailer Citi Trends, specialty retailer of hardwood flooring Lumber Liquidators, and deep-discount store 99 Cents Only Stores (g) all contributed to relative results over the reporting period.

Although positive relative contribution from the energy sector was driven primarily by favorable stock selection, no individual stocks within this sector were among the fund’s top contributors.

Individual stocks in other sectors that aided relative performance included the fund’s ownership of leisure travel company Allegiant Travel (g), manufacturer of engineered wood and construction materials Universal Forest Products (aa)(g), slot machine maker International Game Technology (aa), and online provider of post-secondary education services Capella Education. Capella Education was the fund’s best relative-performing stock during this period. Its shares appreciated after management reported better-than-expected revenue and earnings growth and also increased earnings guidance, primarily due to strong enrollment trends. Elsewhere, our positioning in casual dining restaurants Red Robin Gourmet Burgers also helped relative returns as the fund captured more of the stock’s upside performance than the benchmark during the reporting period.

Detractors from Performance

Stock selection in the industrial goods and services sector detracted from relative performance. The fund’s overweighted positions in global high technology filtration company Polypore International and integrated mechanical services manufacturer Team, Inc. negatively impacted relative results. The fund’s holdings of oil services company, North American Energy Partners (aa) was also a detractor within this sector.

Several individual stocks in other sectors that hurt relative performance included aluminum producer Century Aluminum Company (aa)(g), hotel operator Morgans Hotel Group (g), interactive entertainment software company THQ (g), investment holding company Heckmann Corporation (aa)(g), and oil services

4

Management Review – continued

company Helix Energy Solutions (aa)(g). Helix’s shares sold off sharply in the fourth quarter of 2008 when management withdrew earnings guidance after Hurricane Ike forced the company to shut down most of its oil and gas production. Investor concerns that exploration companies would reduce capital spending following the sharp selloff in crude oil also, we believe, contributed to the stock’s selloff. Elsewhere, our positioning in genetic disease diagnostics company Affymetrix (g) dampened relative results. We sold out of our position early in the reporting period and, thus, missed the stock’s significant price appreciation in the second half of the period.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. The most significant impacts occurred during the second half of the reporting period, when equity markets increased, as measured by the fund’s benchmark. Holding cash in up markets can hurt performance versus the benchmark, which has no cash position.

Respectfully,

Thomas Wetherald

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	(9.69)%	4.39%	3.59%	N/A
B	11/03/97	(10.30)%	3.71%	2.91%	N/A
C	11/03/97	(10.34)%	3.72%	2.91%	N/A
I	1/02/97	(9.43)%	4.75%	3.94%	N/A
R1	4/01/05	(10.33)%	N/A	N/A	1.74%
R2	10/31/03	(9.84)%	4.13%	N/A	1.24%
R3	4/01/05	(9.59)%	N/A	N/A	2.50%
R4	4/01/05	(9.43)%	N/A	N/A	2.78%
529A	7/31/02	(9.77)%	4.17%	N/A	4.68%
529B	7/31/02	(10.39)%	3.50%	N/A	4.00%
529C	7/31/02	(10.38)%	3.50%	N/A	3.99%

Comparative benchmark
Russell 2000 Growth Index (f)	(22.02)%	(2.71)%	0.65%	N/A

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(14.88)%	3.16%	2.97%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	(13.88)%	3.37%	2.91%	N/A
C With CDSC (1% for 12 months) (x)	(11.23)%	3.72%	2.91%	N/A
529A With Initial Sales Charge (5.75%)	(14.96)%	2.94%	N/A	3.81%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(13.97)%	3.15%	N/A	4.00%
529C With CDSC (1% for 12 months) (x)	(11.28)%	3.50%	N/A	3.99%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary below.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2009 through August 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	1.45%	$1,000.00	$1,656.79	$9.71
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
B	Actual	2.21%	$1,000.00	$1,651.42	$14.77
	Hypothetical (h)	2.21%	$1,000.00	$1,014.06	$11.22
C	Actual	2.20%	$1,000.00	$1,651.80	$14.70
	Hypothetical (h)	2.20%	$1,000.00	$1,014.12	$11.17
I	Actual	1.20%	$1,000.00	$1,659.47	$8.04
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11
R1	Actual	2.20%	$1,000.00	$1,652.08	$14.71
	Hypothetical (h)	2.20%	$1,000.00	$1,014.12	$11.17
R2	Actual	1.71%	$1,000.00	$1,655.24	$11.44
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
R3	Actual	1.46%	$1,000.00	$1,658.49	$9.78
	Hypothetical (h)	1.46%	$1,000.00	$1,017.85	$7.43
R4	Actual	1.21%	$1,000.00	$1,660.26	$8.11
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
529A	Actual	1.56%	$1,000.00	$1,656.64	$10.45
	Hypothetical (h)	1.56%	$1,000.00	$1,017.34	$7.93
529B	Actual	2.30%	$1,000.00	$1,650.44	$15.37
	Hypothetical (h)	2.30%	$1,000.00	$1,013.61	$11.67
529C	Actual	2.30%	$1,000.00	$1,649.72	$15.36
	Hypothetical (h)	2.30%	$1,000.00	$1,013.61	$11.67

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.7%
Issuer	Shares/Par	Value ($)

Aerospace - 0.7%
HEICO Corp.	79,490	$2,945,899
HEICO Corp., “A”	51,300	1,574,910

		$4,520,809
Airlines - 0.7%
Copa Holdings S.A., “A”	99,490	$4,155,697

Apparel Manufacturers - 0.3%
Stella International Holdings	1,254,500	$2,091,251

Biotechnology - 2.1%
Human Genome Sciences, Inc. (a)	239,700	$4,741,266
Illumina, Inc. (a)	54,830	1,933,854
Luminex Corp. (a)	248,260	3,793,413
Myriad Genetics, Inc. (a)	83,100	2,540,367

		$13,008,900
Brokerage & Asset Managers - 1.5%
BM&F Bovespa S.A.	705,600	$4,350,333
Bolsa Mexicana de Valores S.A. de C.V. (a)	1,175,900	1,404,467
Thomas Weisel Partners Group (a)	190,078	842,046
TradeStation Group, Inc. (a)	330,150	2,367,176

		$8,964,022
Business Services - 6.3%
ATA, Inc., ADR (a)	75,610	$537,587
Concur Technologies, Inc. (a)	197,290	6,976,174
Constant Contact, Inc. (a)	125,470	2,613,540
Copart, Inc. (a)	229,460	8,109,116
CoStar Group, Inc. (a)	274,950	10,434,353
Kroton Educacional S.A., IEU	274,110	2,617,913
Redecard S.A.	95,800	1,311,424
Ultimate Software Group, Inc. (a)	218,330	5,757,362

		$38,357,469
Computer Software - 4.1%
ANSYS, Inc. (a)	69,180	$2,430,985
Blackboard, Inc. (a)	179,580	6,179,348

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
CommVault Systems, Inc. (a)	201,580	$3,686,898
Emdeon, Inc., “A” (a)	179,020	3,122,109
NetSuite, Inc. (a)	61,930	849,060
Salesforce.com, Inc. (a)	111,960	5,807,365
SolarWinds, Inc. (a)	131,270	2,449,498

		$24,525,263
Computer Software - Systems - 2.3%
LogMeIn, Inc. (a)	57,730	$940,999
MICROS Systems, Inc. (a)	341,730	9,524,015
PROS Holdings, Inc. (a)	412,310	3,331,465

		$13,796,479
Construction - 0.5%
NVR, Inc. (a)	4,470	$3,018,368

Consumer Products - 1.2%
Dabur India Ltd.	643,530	$1,645,565
Hengan International Group Co. Ltd.	374,000	2,070,151
Natura Cosmeticos S.A.	224,630	3,633,984

		$7,349,700
Consumer Services - 0.6%
Capella Education Co. (a)	56,690	$3,591,312

Electrical Equipment - 1.6%
Houston Wire & Cable Co.	93,410	$1,075,149
Mettler-Toledo International, Inc. (a)	38,320	3,349,168
Sunpower Corp., “A” (a)	109,780	2,782,923
Yingli Green Energy Holding Co. Ltd., ADR (a)	218,780	2,360,636

		$9,567,876
Electronics - 7.9%
ARM Holdings PLC	4,062,330	$8,637,817
CEVA, Inc. (a)	7,691	66,989
Hittite Microwave Corp. (a)	286,930	9,876,131
MEMC Electronic Materials, Inc. (a)	414,050	6,604,098
NetLogic Microsystems, Inc. (a)	95,810	4,207,017
Silicon Laboratories, Inc. (a)	215,480	9,705,219
Stratasys, Inc. (a)	196,460	2,827,059
Tessera Technologies, Inc. (a)	243,120	6,109,606

		$48,033,936

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 1.9%
Arena Resources, Inc. (a)	112,410	$3,437,498
Continental Resources, Inc. (a)	68,110	2,404,283
EXCO Resources, Inc. (a)	379,700	5,566,402

		$11,408,183
Energy - Integrated - 0.6%
Cimarex Energy Co.	90,910	$3,549,126

Engineering - Construction - 4.3%
MYR Group, Inc. (a)	220,370	$4,517,585
North American Energy Partners, Inc. (a)	985,760	6,190,573
Quanta Services, Inc. (a)	272,509	6,027,899
Team, Inc. (a)	547,965	9,551,030

		$26,287,087
Entertainment - 0.5%
TiVo, Inc. (a)	317,220	$3,111,928

Food & Beverages - 1.6%
Flowers Foods, Inc.	178,970	$4,254,117
Mead Johnson Nutrition Co., “A”	137,090	5,436,989

		$9,691,106
Gaming & Lodging - 2.2%
Genting Berhad	815,500	$1,536,092
International Game Technology	307,500	6,432,900
Orient-Express Hotels Ltd., “A”	531,720	5,295,931

		$13,264,923
Health Maintenance Organizations - 0.2%
OdontoPrev S.A.	80,600	$1,368,494

Insurance - 0.8%
PICO Holdings, Inc. (a)	141,140	$4,675,968

Internet - 4.9%
Dealertrack Holdings, Inc. (a)	146,810	$2,962,626
Omniture, Inc. (a)	558,090	7,986,268
Rackspace Hosting, Inc. (a)	433,540	5,610,008
TechTarget, Inc. (a)	937,850	6,020,997
Vocus, Inc. (a)	404,290	6,816,329

		$29,396,228

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 5.0%
Bucyrus International, Inc.	79,000	$2,358,150
Colfax Corp. (a)	586,910	6,221,246
Duoyuan Global Water, Inc., ADR (a)	105,010	3,135,599
Kennametal, Inc.	263,940	5,819,877
Polypore International, Inc. (a)	412,597	4,691,228
Ritchie Bros. Auctioneers, Inc. (l)	96,150	2,409,519
RTI International Metals, Inc. (a)	275,788	5,300,645

		$29,936,264
Medical & Health Technology & Services - 10.0%
Allscripts Healthcare Solutions, Inc.	182,120	$2,704,482
athenahealth, Inc. (a)	141,750	5,702,603
Cerner Corp. (a)	91,490	5,645,848
Diagnosticos da America S.A. (a)	246,100	5,546,945
Healthcare Services Group, Inc.	261,300	4,619,784
IDEXX Laboratories, Inc. (a)(l)	155,670	7,901,809
IPC The Hospitalist Co., Inc. (a)	197,887	5,845,582
LCA-Vision, Inc. (a)	675,080	3,658,934
Medassets, Inc. (a)	300,230	6,704,136
Medidata Solutions, Inc. (a)	138,900	2,202,954
MEDNAX, Inc. (a)	105,200	5,477,764
MWI Veterinary Supply, Inc. (a)	115,806	4,309,141

		$60,319,982
Medical Equipment - 8.7%
Aspect Medical Systems, Inc. (a)	112,242	$721,716
AtriCure, Inc. (a)	95,380	373,890
Conceptus, Inc. (a)	304,440	5,516,453
DENTSPLY International, Inc.	177,290	5,976,446
DexCom, Inc. (a)	835,840	6,527,910
Edwards Lifesciences Corp. (a)	36,380	2,251,194
Intuitive Surgical, Inc. (a)	20,160	4,489,834
Mindray Medical International Ltd., ADR (l)	288,900	8,927,010
NxStage Medical, Inc. (a)	862,981	5,333,223
Orthovita, Inc. (a)	755,730	3,189,181
ResMed, Inc. (a)	120,740	5,543,173
Thoratec Corp. (a)	144,660	3,795,878

		$52,645,908
Metals & Mining - 1.8%
Cameco Corp.	151,120	$4,016,770
Cliffs Natural Resources, Inc.	145,380	3,679,568

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - continued
Globe Specialty Metals, Inc. (a)	356,070	$2,916,213

		$10,612,551
Network & Telecom - 2.1%
Ciena Corp. (a)	618,170	$8,283,478
Polycom, Inc. (a)	186,310	4,395,053

		$12,678,531
Oil Services - 2.1%
Cal Dive International, Inc. (a)	69,105	$720,765
Dresser-Rand Group, Inc. (a)	138,080	4,100,976
Exterran Holdings, Inc. (a)	425,220	7,666,717

		$12,488,458
Other Banks & Diversified Financials - 4.2%
City National Corp.	136,820	$5,404,390
Ocwen Financial Corp. (a)	327,900	3,393,765
People’s United Financial, Inc.	394,270	6,331,976
Signature Bank (a)	137,570	4,176,625
SVB Financial Group (a)	154,580	6,144,555

		$25,451,311
Personal Computers & Peripherals - 1.5%
Nuance Communications, Inc. (a)	726,969	$8,963,528

Pharmaceuticals - 1.3%
Cadence Pharmaceuticals, Inc. (a)	123,423	$1,346,545
Eurand N.V. (a)	211,340	3,041,183
Genomma Lab Internacional S.A., “B” (a)	1,380,100	1,947,027
Inspire Pharmaceuticals, Inc. (a)	263,180	1,571,185

		$7,905,940
Printing & Publishing - 2.1%
MSCI, Inc., “A” (a)	234,770	$6,906,933
VistaPrint Ltd. (a)	141,390	5,859,202

		$12,766,135
Railroad & Shipping - 0.4%
Diana Shipping, Inc.	199,570	$2,592,414

Real Estate - 1.4%
Jones Lang LaSalle, Inc.	184,170	$8,633,890

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - 2.2%
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	673,286	$5,931,650
Peet’s Coffee & Tea, Inc. (a)	103,650	2,727,032
Red Robin Gourmet Burgers, Inc. (a)	226,710	4,370,969

		$13,029,651
Specialty Chemicals - 1.2%
Asian Paints Ltd.	83,612	$2,397,990
Rockwood Holdings, Inc. (a)	244,370	4,977,817

		$7,375,807
Specialty Stores - 6.8%
Abercrombie & Fitch Co., “A”	135,420	$4,372,712
Citi Trends, Inc. (a)	182,270	4,062,798
Ctrip.com International Ltd., ADR (a)	91,550	4,480,451
Dufry South America Ltd., BDR	156,900	2,397,581
hhgregg, Inc. (a)	172,250	2,976,480
Lumber Liquidators, Inc. (a)	180,310	3,966,820
Overstock.com, Inc. (a)	218,220	2,719,021
Tiffany & Co.	65,910	2,397,806
Titan Machinery, Inc. (a)	424,810	5,118,961
Zumiez, Inc. (a)	662,629	8,375,631

		$40,868,261
Trucking - 1.3%
Landstar System, Inc.	217,250	$7,575,508

Utilities - Electric Power - 0.8%
ITC Holdings Corp.	105,690	$4,923,040
Total Common Stocks (Identified Cost, $494,566,081)		$602,501,304

	Strike Price	First Exercise

Warrants - 0.0%
Alcoholic Beverages - 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $155,725) (a)(z)	$6.57	5/08/07	110,880	$2,433

Money Market Funds (v) - 0.8%

MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	4,462,053	$4,462,053

16

Portfolio of Investments – continued

Collateral for Securities Loaned - 1.1%
Issuer	Shares/Par	Value ($)

Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	6,828,901	$6,828,901
Total Investments (Identified Cost, $506,012,760)		$613,794,691

Other Assets, Less Liabilities - (1.6)%		(9,706,338)
Net Assets - 100.0%		$604,088,353

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Current Market Value
Castle Brands, Inc. (Warrants)	4/18/07	$155,725	$2,433
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt
IEU	International Equity Unit
PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $501,550,707)	$609,332,638
Underlying funds, at cost and value	4,462,053
Total investments, at value, including $6,555,840 of securities on loan (identified cost, $506,012,760)	$613,794,691
Foreign currency, at value (identified cost, $5,766)	5,759
Receivables for
Investments sold	16,426,137
Fund shares sold	1,581,629
Interest and dividends	136,232
Other assets	1,249
Total assets	$631,945,697
Liabilities
Payables for
Investments purchased	$18,996,353
Fund shares reacquired	1,564,768
Collateral for securities loaned, at value	6,828,901
Payable to affiliates
Investment adviser	53,707
Shareholder servicing costs	198,746
Distribution and service fees	14,086
Administrative services fee	1,271
Program manager fees	22
Payable for independent Trustees’ compensation	8,640
Accrued expenses and other liabilities	190,850
Total liabilities	$27,857,344
Net assets	$604,088,353
Net assets consist of
Paid-in capital	$686,384,379
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $75,108 deferred country tax)	107,707,000
Accumulated net realized gain (loss) on investments and foreign currency transactions	(189,994,398)
Accumulated net investment loss	(8,628)
Net assets	$604,088,353
Shares of beneficial interest outstanding	36,866,636

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$248,657,946	15,325,808	$16.22
Class B	27,581,508	1,819,276	15.16
Class C	25,430,858	1,675,389	15.18
Class I	238,410,103	14,096,457	16.91
Class R1	4,217,271	279,232	15.10
Class R2	11,312,445	709,760	15.94
Class R3	3,491,621	215,328	16.22
Class R4	42,974,366	2,616,925	16.42
Class 529A	1,444,191	90,412	15.97
Class 529B	175,057	11,731	14.92
Class 529C	392,987	26,318	14.93

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $17.21 and $16.94, respectively.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$1,946,347
Income on securities loaned	262,588
Interest	5,316
Dividends from underlying funds	4,274
Foreign taxes withheld	(32,688)
Total investment income		$2,185,837
Expenses
Management fee	$3,614,858
Distribution and service fees	1,065,684
Program manager fees	1,512
Shareholder servicing costs	1,461,790
Administrative services fee	84,968
Independent Trustees’ compensation	18,218
Custodian fee	155,896
Shareholder communications	38,923
Auditing fees	47,368
Legal fees	12,926
Miscellaneous	138,503
Total expenses		$6,640,646
Fees paid indirectly	(1,589)
Reduction of expenses by investment adviser	(404,368)
Net expenses		$6,234,689
Net investment loss		$(4,048,852)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $1,770 country tax)	$(141,453,952)
Foreign currency transactions	(59,388)
Net realized gain (loss) on investments and foreign currency transactions		$(141,513,340)
Change in unrealized appreciation (depreciation)
Investments (net of $75,108 deferred country tax)	$142,730,202
Translation of assets and liabilities in foreign currencies	177
Net unrealized gain (loss) on investments and foreign currency translation		$142,730,379
Net realized and unrealized gain (loss) on investments and foreign currency		$1,217,039
Change in net assets from operations		$(2,831,813)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2009	2008
Change in net assets
From operations
Net investment loss	$(4,048,852)	$(5,240,496)
Net realized gain (loss) on investments and foreign currency transactions	(141,513,340)	(11,072,095)
Net unrealized gain (loss) on investments and foreign currency translation	142,730,379	(45,932,006)
Change in net assets from operations	$(2,831,813)	$(62,244,597)
Distributions declared to shareholders
From net realized gain on investments	$—	$(21,776,506)
Change in net assets from fund share transactions	$86,060,960	$(120,426,495)
Total change in net assets	$83,229,147	$(204,447,598)
Net assets
At beginning of period	520,859,206	725,306,804
At end of period (including accumulated net investment loss of $8,628 and $9,664, respectively)	$604,088,353	$520,859,206

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$17.96		$20.48	$16.96	$16.85	$13.53
Income (loss) from investment operations
Net investment loss (d)	$(0.13)		$(0.16)	$(0.16)	$(0.20)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.61	)(g)	(1.70)	3.68	0.31	3.48
Total from investment operations	$(1.74)		$(1.86)	$3.52	$0.11	$3.32
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.22		$17.96	$20.48	$16.96	$16.85
Total return (%) (r)(s)(t)	(9.69)		(9.31)	20.75	0.65	24.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.61	1.57	1.57	1.57
Expenses after expense reductions (f)	1.60		1.51	1.47	1.47	1.47
Net investment loss	(1.05)		(0.86)	(1.04)	(1.12)	(1.05)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$248,658		$282,079	$395,993	$409,471	$603,396

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$16.90		$19.44	$16.20	$16.20	$13.09
Income (loss) from investment operations
Net investment loss (d)	$(0.21)		$(0.27)	$(0.25)	$(0.30)	$(0.25)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.53	)(g)	(1.61)	3.49	0.30	3.36
Total from investment operations	$(1.74)		$(1.88)	$3.24	$—	$3.11
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$15.16		$16.90	$19.44	$16.20	$16.20
Total return (%) (r)(s)(t)	(10.30)		(9.92)	20.00	0.00	23.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.41		2.27	2.22	2.22	2.22
Expenses after expense reductions (f)	2.30		2.17	2.12	2.12	2.12
Net investment loss	(1.76)		(1.53)	(1.69)	(1.77)	(1.70)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$27,582		$38,724	$91,922	$132,519	$203,722

Class C	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$16.93		$19.46	$16.22	$16.22	$13.10
Income (loss) from investment operations
Net investment loss (d)	$(0.21)		$(0.27)	$(0.25)	$(0.30)	$(0.25)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.54	)(g)	(1.60)	3.49	0.30	3.37
Total from investment operations	$(1.75)		$(1.87)	$3.24	$—	$3.12
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$15.18		$16.93	$19.46	$16.22	$16.22
Total return (%) (r)(s)(t)	(10.34)		(9.86)	19.98	0.00	23.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.40		2.26	2.22	2.22	2.22
Expenses after expense reductions (f)	2.30		2.16	2.12	2.12	2.12
Net investment loss	(1.75)		(1.51)	(1.69)	(1.77)	(1.70)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$25,431		$29,661	$42,296	$47,293	$58,454

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$18.67		$21.19	$17.48	$17.31	$13.85
Income (loss) from investment operations
Net investment loss (d)	$(0.10)		$(0.10)	$(0.11)	$(0.14)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.66	)(g)	(1.76)	3.82	0.31	3.57
Total from investment operations	$(1.76)		$(1.86)	$3.71	$0.17	$3.46
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.91		$18.67	$21.19	$17.48	$17.31
Total return (%) (r)(s)	(9.43)		(8.99)	21.22	0.98	24.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35		1.26	1.22	1.22	1.23
Expenses after expense reductions (f)	1.25		1.16	1.12	1.12	1.13
Net investment loss	(0.71)		(0.51)	(0.69)	(0.77)	(0.70)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$238,410		$90,045	$100,245	$119,053	$107,842

Class R1	Years ended 8/31
	2009		2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.84		$19.37	$16.16	$16.18	$14.50
Income (loss) from investment operations
Net investment loss (d)	$(0.21)		$(0.27)	$(0.26)	$(0.31)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.53	)(g)	(1.60)	3.47	0.29	1.78
Total from investment operations	$(1.74)		$(1.87)	$3.21	$(0.02)	$1.68
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$15.10		$16.84	$19.37	$16.16	$16.18
Total return (%) (r)(s)	(10.33)		(9.91)	19.86	(0.12)	11.59	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.40		2.30	2.37	2.43	2.43	(a)
Expenses after expense reductions (f)	2.30		2.20	2.22	2.22	2.33	(a)
Net investment loss	(1.76)		(1.54)	(1.79)	(1.86)	(1.69	)(a)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$4,217		$4,565	$2,609	$857	$206

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$17.68		$20.21	$16.78	$16.72	$13.47
Income (loss) from investment operations
Net investment loss (d)	$(0.16)		$(0.19)	$(0.20)	$(0.24)	$(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.58	)(g)	(1.68)	3.63	0.30	3.47
Total from investment operations	$(1.74)		$(1.87)	$3.43	$0.06	$3.25
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$15.94		$17.68	$20.21	$16.78	$16.72
Total return (%) (r)(s)	(9.84)		(9.48)	20.44	0.36	24.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90		1.80	1.92	1.96	1.98
Expenses after expense reductions (f)	1.80		1.70	1.77	1.77	1.88
Net investment loss	(1.26)		(1.03)	(1.34)	(1.41)	(1.42)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$11,312		$13,675	$8,711	$4,417	$1,573

Class R3	Years ended 8/31
	2009		2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.94		$20.45	$16.94	$16.84	$15.04
Income (loss) from investment operations
Net investment loss (d)	$(0.13)		$(0.15)	$(0.17)	$(0.21)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.59	)(g)	(1.70)	3.68	0.31	1.84
Total from investment operations	$(1.72)		$(1.85)	$3.51	$0.10	$1.80
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.22		$17.94	$20.45	$16.94	$16.84
Total return (%) (r)(s)	(9.59)		(9.27)	20.72	0.59	11.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.57	1.62	1.62	1.63	(a)
Expenses after expense reductions (f)	1.55		1.47	1.52	1.52	1.53	(a)
Net investment loss	(1.00)		(0.82)	(1.09)	(1.15)	(0.66	)(a)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$3,492		$4,204	$4,654	$2,404	$334

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 8/31
	2009		2008	2007	2006	2005 (i)
Net asset value, beginning of period	$18.13		$20.60	$17.01	$16.86	$15.04
Income (loss) from investment operations
Net investment loss (d)	$(0.10)		$(0.10)	$(0.12)	$(0.15)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.61	)(g)	(1.71)	3.71	0.30	1.86
Total from investment operations	$(1.71)		$(1.81)	$3.59	$0.15	$1.82
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.42		$18.13	$20.60	$17.01	$16.86
Total return (%) (r)(s)	(9.43)		(9.00)	21.11	0.89	12.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40		1.30	1.32	1.32	1.32	(a)
Expenses after expense reductions (f)	1.30		1.20	1.22	1.22	1.22	(a)
Net investment loss	(0.76)		(0.55)	(0.79)	(0.84)	(0.67	)(a)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$42,974		$55,828	$67,212	$59,999	$56

Class 529A	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$17.70		$20.23	$16.79	$16.73	$13.47
Income (loss) from investment operations
Net investment loss (d)	$(0.14)		$(0.19)	$(0.21)	$(0.24)	$(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.59	)(g)	(1.68)	3.65	0.30	3.46
Total from investment operations	$(1.73)		$(1.87)	$3.44	$0.06	$3.26
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$15.97		$17.70	$20.23	$16.79	$16.73
Total return (%) (r)(s)(t)	(9.77)		(9.48)	20.49	0.36	24.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80		1.80	1.82	1.83	1.83
Expenses after expense reductions (f)	1.70		1.70	1.72	1.72	1.73
Net investment loss	(1.15)		(1.04)	(1.29)	(1.37)	(1.27)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$1,444		$1,568	$1,715	$1,630	$1,637

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529B	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$16.65		$19.20	$16.03	$16.07	$13.02
Income (loss) from investment operations
Net investment loss (d)	$(0.22)		$(0.29)	$(0.28)	$(0.33)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.51	)(g)	(1.60)	3.45	0.29	3.33
Total from investment operations	$(1.73)		$(1.89)	$3.17	$(0.04)	$3.05
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$14.92		$16.65	$19.20	$16.03	$16.07
Total return (%) (r)(s)(t)	(10.39)		(10.10)	19.78	(0.25)	23.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.50		2.45	2.47	2.47	2.47
Expenses after expense reductions (f)	2.40		2.35	2.37	2.37	2.37
Net investment loss	(1.85)		(1.70)	(1.94)	(2.02)	(1.93)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$175		$212	$239	$211	$177

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$16.66		$19.21	$16.04	$16.08	$13.03
Income (loss) from investment operations
Net investment loss (d)	$(0.22)		$(0.29)	$(0.28)	$(0.34)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.51	)(g)	(1.60)	3.45	0.30	3.33
Total from investment operations	$(1.73)		$(1.89)	$3.17	$(0.04)	$3.05
Less distributions declared to shareholders
From net realized gain on investments	$—		$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—		$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$14.93		$16.66	$19.21	$16.04	$16.08
Total return (%) (r)(s)(t)	(10.38)		(10.10)	19.76	(0.25)	23.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.48		2.45	2.47	2.48	2.47
Expenses after expense reductions (f)	2.38		2.34	2.37	2.37	2.37
Net investment loss	(1.83)		(1.70)	(1.94)	(2.02)	(1.93)
Portfolio turnover	150		95	94	99	112
Net assets at end of period (000 Omitted)	$393		$299	$323	$332	$333

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of

29

Notes to Financial Statements – continued

information from a third-party pricing service may also be valued at a broker/ dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

30

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$517,696,826	$2,433	$—	$517,699,259
China	21,511,440	—	—	21,511,440
Brazil	18,829,091	—	—	18,829,091
Canada	12,616,861	—	—	12,616,861
United Kingdom	—	8,637,817	—	8,637,817
Panama	4,155,697	—	—	4,155,697
India	4,043,556	—	—	4,043,556
Mexico	3,351,494	—	—	3,351,494
Netherlands	3,041,183	—	—	3,041,183
Other Countries	7,081,247	1,536,092	—	8,617,339
Mutual Funds	11,290,954	—	—	11,290,954
Total Investments	$603,618,349	$10,176,342	$—	$613,794,691

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than

31

Notes to Financial Statements – continued

amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not

32

Notes to Financial Statements – continued

accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended August 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

33

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement

34

Notes to Financial Statements – continued

purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

35

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/09	8/31/08 (i)
Long-term capital gain	$—	$21,776,506

(i)	Included in the fund’s distribution is $503,913 in excess of long-term capital gains.

The fund declared no distributions for the year ended August 31, 2009.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$527,235,555
Gross appreciation	100,166,333
Gross depreciation	(13,607,197)
Net unrealized appreciation (depreciation)	$86,559,136
Capital loss carryforwards	(98,381,558)
Post-October capital loss deferral	(70,306,011)
Other temporary differences	(167,593)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/17	$(98,381,558)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

36

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/09	Year ended 8/31/08
Class A	$—	$11,841,588
Class B	—	2,389,728
Class C	—	1,311,756
Class I	—	3,175,368
Class R (b)	—	112,238
Class R1	—	150,717
Former Class R2 (b)	—	67,592
Class R2	—	385,068
Class R3	—	171,384
Class R4	—	2,093,044
Class 529A	—	58,223
Class 529B	—	8,357
Class 529C	—	11,443
Total	$—	$21,776,506

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.80% of average daily net assets for the first $1.5 billion and 0.75% of average daily net assets in excess of $1.5 billion through August 31, 2009. For the year ended August 31, 2009, this waiver amounted to $401,718 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.80% of the fund’s average daily net assets. Effective September 1, 2009, MFS has agreed in writing to reduce the fund’s management fee to 0.80% of average daily net assets for the first $1.5 billion and 0.75% of average daily net assets in excess of $1.5 billion. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2010.

37

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $19,422 and $595 for the year ended August 31, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.30%	$543,379
Class B	0.75%	0.25%	1.00%	1.00%	236,211
Class C	0.75%	0.25%	1.00%	1.00%	195,504
Class R1	0.75%	0.25%	1.00%	1.00%	31,465
Class R2	0.25%	0.25%	0.50%	0.50%	45,154
Class R3	—	0.25%	0.25%	0.25%	6,734
Class 529A	—	0.25%	0.25%	0.30%	3,319
Class 529B	0.75%	0.25%	1.00%	1.00%	1,381
Class 529C	0.75%	0.25%	1.00%	1.00%	2,537
Total Distribution and Service Fees					$1,065,684

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Prior to March 1, 2009, the distribution fee rate for Class 529A was 0.25%, of which 0.10% was paid by the fund and the remaining 0.15% was not in effect. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All

38

Notes to Financial Statements – continued

contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$13
Class B	31,980
Class C	741
Class 529B	18
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2009, were as follows:

Amount
Class 529A	$1,119
Class 529B	138
Class 529C	255
Total Program Manager Fees	$1,512

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $494,324, which equated to 0.1228% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $600,045.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2009,

39

Notes to Financial Statements – continued

these costs for the fund amounted to $367,421 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0211% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $1,112 and is included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $8,628 at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,681 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,650, which is shown as a reduction of total expenses in the

40

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $709,903,994 and $624,910,158, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,092,115	$67,789,677	5,421,370	$104,733,134
Class B	283,553	3,481,059	224,521	4,055,914
Class C	292,917	3,733,586	195,185	3,506,502
Class I	11,902,139	131,963,269	1,258,611	25,411,893
Class R (b)	—	—	109,374	2,121,606
Class R1	84,753	1,035,999	197,716	3,653,591
Former Class R2 (b)	—	—	85,606	1,596,462
Class R2	202,168	2,534,462	694,797	13,046,764
Class R3	97,138	1,134,024	169,338	3,310,468
Class R4	1,207,603	16,065,980	770,386	14,361,829
Class 529A	16,545	194,126	12,714	240,416
Class 529B	870	10,451	1,658	28,484
Class 529C	11,398	116,135	3,068	53,829
	19,191,199	$228,058,768	9,144,344	$176,120,892

41

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	540,398	$10,413,467
Class B	—	—	122,935	2,239,885
Class C	—	—	64,835	1,183,234
Class I	—	—	158,548	3,167,792
Class R (b)	—	—	4,563	87,296
Class R1	—	—	8,299	150,717
Former Class R2 (b)	—	—	3,690	67,592
Class R2	—	—	20,277	385,068
Class R3	—	—	8,908	171,384
Class R4	—	—	107,889	2,093,044
Class 529A	—	—	3,061	58,223
Class 529B	—	—	465	8,357
Class 529C	—	—	636	11,443
	—	$—	1,044,504	$20,037,502

Shares reacquired
Class A	(5,469,551)	$(68,073,959)	(9,590,283)	$(184,229,220)
Class B	(755,302)	(8,686,607)	(2,785,836)	(50,113,094)
Class C	(369,909)	(4,434,017)	(680,772)	(12,218,454)
Class I	(2,629,148)	(34,965,721)	(1,324,819)	(26,321,217)
Class R (b)	—	—	(497,221)	(9,752,640)
Class R1	(76,622)	(872,359)	(69,581)	(1,185,212)
Former Class R2 (b)	—	—	(170,726)	(2,906,223)
Class R2	(265,802)	(3,150,161)	(372,646)	(6,688,502)
Class R3	(116,127)	(1,374,215)	(171,459)	(3,181,641)
Class R4	(1,670,558)	(20,216,706)	(1,061,027)	(19,699,542)
Class 529A	(14,695)	(168,245)	(11,990)	(215,471)
Class 529B	(1,845)	(19,040)	(1,852)	(30,606)
Class 529C	(3,029)	(36,778)	(2,585)	(43,067)
	(11,372,588)	$(141,997,808)	(16,740,797)	$(316,584,889)

42

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Net change
Class A	(377,436)	$(284,282)	(3,628,515)	$(69,082,619)
Class B	(471,749)	(5,205,548)	(2,438,380)	(43,817,295)
Class C	(76,992)	(700,431)	(420,752)	(7,528,718)
Class I	9,272,991	96,997,548	92,340	2,258,468
Class R (b)	—	—	(383,284)	(7,543,738)
Class R1	8,131	163,640	136,434	2,619,096
Former Class R2 (b)	—	—	(81,430)	(1,242,169)
Class R2	(63,634)	(615,699)	342,428	6,743,330
Class R3	(18,989)	(240,191)	6,787	300,211
Class R4	(462,955)	(4,150,726)	(182,752)	(3,244,669)
Class 529A	1,850	25,881	3,785	83,168
Class 529B	(975)	(8,589)	271	6,235
Class 529C	8,369	79,357	1,119	22,205
	7,818,611	$86,060,960	(6,551,949)	$(120,426,495)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 14%, 9%, 7%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for

43

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $4,983 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	101,712,600	(97,250,547)	4,462,053

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,274	$4,462,053

44

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of

MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS New Discovery Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2009

45

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

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Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Thomas Wetherald

51

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

52

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

53

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract meetings in 2008, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2008 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee on average daily net assets up to $1.5 billion, and to further reduce its advisory fee on average daily net assets over $1.5 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a

54

Board Review of Investment Advisory Agreement – continued

group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory

55

Board Review of Investment Advisory Agreement – continued

agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

56

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

57

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

58

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Research International Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

8/31/09

RIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
HSBC Holdings PLC	3.0%
Nestle S.A.	2.6%
Roche Holding AG	2.6%
TOTAL S.A.	2.5%
GDF Suez	2.1%
E.ON AG	2.0%
Vodafone Group PLC	2.0%
Royal Dutch Shell PLC, “A”	1.9%
BNP Paribas	1.9%
BHP Billiton PLC	1.8%

Global equity sectors
Financial Services	25.0%
Capital Goods	22.7%
Energy	14.0%
Health Care	8.1%
Technology	7.8%
Consumer Staples	7.5%
Consumer Cyclicals	7.3%
Telecommunications/Cable TV	5.9%

Country weightings
Japan	15.6%
United Kingdom	14.1%
Switzerland	11.8%
France	10.8%
Germany	10.3%
Netherlands	6.5%
China	4.6%
Italy	3.3%
Hong Kong	2.6%
Other Countries	20.4%

Percentages are based on net assets as of 8/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2009, Class A shares of the MFS Research International Fund provided a total return of –16.22%, at net asset value. This compares with a return of –14.47% for the fund’s benchmark, the MSCI EAFE Index, and a return of –13.96% for the fund’s other benchmark, the MSCI All Country World (ex-U.S.) Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth — emerging markets — also contracted almost across the board. Though credit conditions and equity indices improved considerably during the second half of the period, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the

3

Management Review – continued

end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Security selection in the financial services sector was a major detractor from performance relative to the MSCI EAFE Index. The fund had sold off several banking and financial stocks towards the end of the first half of the reporting period, and these holdings subsequently experienced significant price appreciation. These included Barclays PLC (g) (U.K.), Erste Group Bank (g) (Austria), and Standard Chartered (g) (U.K.). Our ownership of financial services firm Intesa Sanpaolo (g) (Italy) and insurance company AXA (g) (France) at the beginning of the reporting period also hurt as the fund captured more of the stocks’ downside performance than the benchmark. Holdings of financial services firms, Anglo Irish Bank (g) and Sumitomo Mitsui Financial Group (Japan), were also among the top relative detractors.

Stocks in other sectors that held back relative performance included information technology services provider Satyam Computer Services (aa)(g) (India), convenience store chain Lawson (Japan), and pallet company Brambles Industries (g) (Australia). Coupled with the company’s plans to cut U.S. operations, Bramble Industries’ profits suffered as demand from its key markets dramatically declined amid the economic slowdown.

During the reporting period, currency exposure was a detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the capital goods sector provided positive relative returns. The fund purchased shipyard operator Keppel (Singapore) early in the reporting period when the stock price was near its low and benefited from the stock’s strong performance over the remainder of the period due, in part, to higher demand for its services and the company’s increased profits as it built more offshore rigs. Holdings of parcel delivery services company Yamato Holdings (Japan), locks manufacturer ASSA ABLOY (Sweden), and paint maker Akzo Nobel (Netherlands) also aided relative results. Our positioning in mining operator Rio Tinto (g) (U.K.) was another positive factor for relative performance as the fund captured more of the stock’s upside performance than the benchmark over the reporting period.

4

Management Review – continued

Stock selection in the technology and consumer cyclicals sectors also had a favorable impact on relative results. No individual stocks within the technology sector were among the fund’s top contributors. In the consumer cyclicals sector, an overweighted position in strong-performing fashion distributor Industria de Diseno Textil S.A. (Spain) helped relative returns.

Elsewhere, not owning poor-performing banking firm Royal Bank of Scotland (U.K) aided relative performance. Not holding financial services firms, HSBC Holdings (U.K.) and ING Groep (Netherlands), in the first half of the reporting period, also had a beneficial impact on relative results as these stocks had precipitous price declines earlier in the period.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	(16.22)%	6.16%	5.02%	N/A
B	1/02/98	(16.85)%	5.44%	4.34%	N/A
C	1/02/98	(16.88)%	5.44%	4.34%	N/A
I	1/02/97	(16.00)%	6.51%	5.40%	N/A
W	5/01/06	(16.12)%	N/A	N/A	(4.22)%
R1	4/01/05	(16.87)%	N/A	N/A	2.89%
R2	10/31/03	(16.45)%	5.84%	N/A	6.99%
R3	4/01/05	(16.26)%	N/A	N/A	3.62%
R4	4/01/05	(16.03)%	N/A	N/A	3.93%
529A	7/31/02	(16.32)%	5.93%	N/A	8.44%
529B	7/31/02	(16.99)%	5.22%	N/A	7.72%
529C	7/31/02	(16.98)%	5.21%	N/A	7.71%
Comparative benchmarks
MSCI EAFE Index (f)		(14.47)%	6.32%	2.68%	N/A
MSCI All Country World (ex-U.S.) Index (f)		(13.96)%	8.18%	4.01%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(21.04)%	4.91%	4.40%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(20.08)%	5.15%	4.34%	N/A
C With CDSC (1% for 12 months) (x)		(17.69)%	5.44%	4.34%	N/A
529A With Initial Sales Charge (5.75%)		(21.13)%	4.68%	N/A	7.54%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(20.21)%	4.93%	N/A	7.72%
529C With CDSC (1% for 12 months) (x)		(17.78)%	5.21%	N/A	7.71%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country World (ex-U.S.) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2009 through August 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	1.25%	$1,000.00	$1,529.34	$7.97
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
B	Actual	2.01%	$1,000.00	$1,522.11	$12.78
	Hypothetical (h)	2.01%	$1,000.00	$1,015.07	$10.21
C	Actual	2.00%	$1,000.00	$1,522.33	$12.72
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
I	Actual	1.01%	$1,000.00	$1,530.75	$6.44
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
W	Actual	1.10%	$1,000.00	$1,529.41	$7.01
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R1	Actual	2.00%	$1,000.00	$1,522.01	$12.71
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
R2	Actual	1.50%	$1,000.00	$1,526.44	$9.55
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R3	Actual	1.25%	$1,000.00	$1,527.19	$7.96
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R4	Actual	0.96%	$1,000.00	$1,529.89	$6.12
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
529A	Actual	1.35%	$1,000.00	$1,527.88	$8.60
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
529B	Actual	2.10%	$1,000.00	$1,521.36	$13.35
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
529C	Actual	2.10%	$1,000.00	$1,520.70	$13.34
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.3%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 1.0%
Heineken N.V. (l)	810,740	$34,223,225

Apparel Manufacturers - 2.1%
Li & Fung Ltd.	5,860,000	$19,469,192
LVMH Moet Hennessy Louis Vuitton S.A.	590,250	56,431,875

		$75,901,067
Automotive - 0.5%
Bridgestone Corp.	1,037,000	$18,956,870

Biotechnology - 0.7%
Actelion Ltd. (a)	433,404	$25,008,012

Broadcasting - 1.8%
Grupo Televisa S.A., ADR	759,660	$13,278,857
WPP Group PLC	5,925,434	49,809,042

		$63,087,899
Brokerage & Asset Managers - 1.5%
Julius Baer Holding Ltd.	590,947	$30,052,409
Deutsche Boerse AG	288,170	21,998,656

		$52,051,065
Business Services - 1.8%
Mitsubishi Corp.	1,605,000	$32,513,971
Nomura Research, Inc.	1,278,900	30,512,176

		$63,026,147
Computer Software - 1.0%
SAP AG	750,930	$36,666,704

Computer Software - Systems - 1.8%
Acer, Inc.	12,109,770	$27,592,021
Konica Minolta Holdings, Inc.	1,743,000	16,484,041
Ricoh Co. Ltd.	1,499,000	21,602,998

		$65,679,060

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Conglomerates - 4.3%
Hutchison Whampoa Ltd.	3,782,000	$26,594,456
Keppel Corp. Ltd.	8,623,000	45,540,116
Siemens AG	746,440	64,687,293
Tomkins PLC	6,390,540	18,428,270

		$155,250,135
Construction - 1.9%
Corporacion Moctezuma S.A. de C.V.	1,221,100	$2,372,843
CRH PLC	439,224	11,271,115
Duratex S.A., IPS	702,000	10,716,050
Geberit AG	248,760	38,268,962
Urbi Desarrollos Urbanos S.A. de C.V. (a)	3,729,500	7,146,632

		$69,775,602
Consumer Products - 1.8%
Hengan International Group Co. Ltd.	2,790,000	$15,443,103
Kimberly-Clark de Mexico S.A. de C.V., “A”	3,284,550	14,144,895
Reckitt Benckiser Group PLC	719,890	33,343,065

		$62,931,063
Electrical Equipment - 1.4%
Schneider Electric S.A.	539,873	$49,765,727

Electronics - 2.0%
ARM Holdings PLC	7,553,330	$16,060,803
Samsung Electronics Co. Ltd.	33,723	20,818,667
Taiwan Semiconductor Manufacturing Co. Ltd.	19,676,326	35,387,678

		$72,267,148
Energy - Independent - 1.8%
CNOOC Ltd.	6,824,000	$8,963,134
INPEX Corp.	3,031	24,756,153
Nexen, Inc.	597,330	11,731,076
Tullow Oil PLC	1,049,202	18,293,508

		$63,743,871
Energy - Integrated - 6.8%
Eni S.p.A.	2,227,700	$52,822,625
Marathon Oil Corp.	404,750	12,494,633
Petroleo Brasileiro S.A., ADR	269,890	10,698,440
Royal Dutch Shell PLC, “A”	2,458,260	68,057,555
Suncor Energy, Inc.	261,030	7,985,289

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - continued
TOTAL S.A.	1,567,930	$89,843,898

		$241,902,440
Engineering - Construction - 1.1%
JGC Corp.	2,159,000	$40,070,854

Food & Beverages - 4.0%
Groupe Danone	873,485	$47,496,987
Nestle S.A.	2,265,940	94,112,797

		$141,609,784
Food & Drug Stores - 0.8%
Lawson, Inc.	666,200	$28,853,154

Insurance - 5.7%
China Life Insurance	4,611,000	$19,454,316
ING Groep N.V. (a)	3,056,860	46,211,483
QBE Insurance Group Ltd.	1,026,544	19,851,487
Samsung Fire & Marine Insurance Co. Ltd.	127,952	22,949,194
Storebrand A.S.A. (a)	5,167,680	28,098,659
Swiss Reinsurance Co.	815,800	37,612,009
Zurich Financial Services Ltd.	140,180	30,805,445

		$204,982,593
Leisure & Toys - 0.1%
Sankyo Co. Ltd.	83,900	$5,283,761

Machinery & Tools - 2.0%
ASSA ABLOY AB, “B”	337,854	$5,410,638
Beml Ltd.	469,094	10,677,473
Bucyrus International, Inc.	696,630	20,794,406
Glory Ltd.	1,624,000	36,302,203

		$73,184,720
Major Banks - 7.4%
Bank of China Ltd.	73,761,000	$35,879,074
BNP Paribas	843,521	67,924,757
HSBC Holdings PLC	9,735,190	106,517,197
KBC Group N.V. (a)	402,671	15,081,149
Sumitomo Mitsui Financial Group, Inc.	923,000	39,776,787

		$265,178,964

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - 1.7%
Smith & Nephew PLC	3,916,453	$33,287,686
Synthes, Inc.	242,320	28,353,431

		$61,641,117
Metals & Mining - 2.2%
BHP Billiton PLC	2,493,100	$65,418,029
Iluka Resources Ltd. (a)	3,516,897	11,741,300

		$77,159,329
Natural Gas - Distribution - 2.5%
GDF Suez	1,775,796	$74,820,470
Tokyo Gas Co. Ltd.	3,984,000	15,970,253

		$90,790,723
Network & Telecom - 1.2%
Nokia Oyj	3,200,970	$44,512,410

Oil Services - 0.4%
Saipem S.p.A.	548,590	$14,683,175

Other Banks & Diversified Financials - 9.4%
Aeon Credit Service Co. Ltd.	2,404,400	$27,183,544
Bank of Cyprus Public Co. Ltd.	4,541,610	31,512,508
Chiba Bank Ltd.	3,526,000	22,205,653
China Construction Bank	70,995,000	53,586,663
HDFC Bank Ltd., ADR	354,570	34,928,691
Housing Development Finance Corp. Ltd.	368,232	18,661,236
Itau Unibanco Multiplo S.A., ADR	2,148,268	35,983,489
Shizuoka Bank Ltd.	1,554,000	16,216,378
UBS AG (a)	2,454,723	45,297,278
Unione di Banche Italiane ScpA	3,275,307	49,490,335

		$335,065,775
Pharmaceuticals - 5.7%
Bayer AG	660,560	$40,559,082
Merck KGaA	482,000	43,705,424
Roche Holding AG	588,390	93,517,836
Santen, Inc.	760,400	25,578,205

		$203,360,547
Precious Metals & Minerals - 1.3%
Lihir Gold Ltd. (a)	5,550,845	$12,995,660
Paladin Resources Ltd. (a)(l)	4,908,422	19,083,551

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Precious Metals & Minerals - continued
Teck Resources Ltd., “B” (a)	568,590	$13,721,989

		$45,801,200
Printing & Publishing - 0.7%
Reed Elsevier PLC	3,633,901	$26,443,687

Railroad & Shipping - 1.3%
East Japan Railway Co.	724,000	$47,307,039

Real Estate - 1.0%
Shimao Property Holdings Ltd.	5,942,000	$8,847,316
Sun Hung Kai Properties Ltd.	2,090,000	28,287,519
Unitech Ltd.	109,877	241,583

		$37,376,418
Specialty Chemicals - 4.1%
Akzo Nobel N.V.	1,033,740	$58,545,182
Linde AG	636,080	63,923,056
Symrise AG	1,467,477	24,256,514

		$146,724,752
Specialty Stores - 1.8%
Esprit Holdings Ltd.	2,994,200	$18,215,269
Industria de Diseno Textil S.A.	818,340	44,533,595

		$62,748,864
Telecommunications - Wireless - 3.7%
America Movil S.A.B. de C.V., “L”, ADR	467,480	$21,106,722
KDDI Corp.	5,027	28,579,076
Rogers Communications, Inc., “B”	469,580	12,928,195
Vodafone Group PLC	32,739,250	70,572,714

		$133,186,707
Telephone Services - 2.2%
China Unicom Ltd.	15,606,000	$21,947,809
Royal KPN N.V.	3,600,700	55,284,601

		$77,232,410
Tobacco - 0.7%
Japan Tobacco, Inc.	8,332	$24,167,725

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 2.6%
TNT N.V.	1,487,254	$36,693,893
Yamato Holdings Co. Ltd.	3,347,000	55,393,659

		$92,087,552
Utilities - Electric Power - 2.5%
CEZ AS	335,820	$17,540,981
E.ON AG	1,702,827	72,038,972

		$89,579,953
Total Common Stocks (Identified Cost, $3,263,416,930)		$3,519,269,248

Money Market Funds (v) - 2.9%
MFS Institutional Money Market Portfolio, 0.20%, at Cost and Net Asset Value	101,861,738	$101,861,738

Collateral for Securities Loaned - 0.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	26,572,289	$26,572,289
Total Investments (Identified Cost, $3,391,850,957)		$3,647,703,275

Other Assets, Less Liabilities - (1.9)%		(67,504,488)
Net Assets - 100.0%		$3,580,198,787

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,289,989,219)	$3,545,841,537
Underlying funds, at cost and value	101,861,738
Total investments, at value, including $25,352,881 of securities on loan (identified cost, $3,391,850,957)	$3,647,703,275
Foreign currency, at value (identified cost, $2,214,126)	2,211,480
Receivables for
Investments sold	35,872,374
Fund shares sold	6,736,527
Interest and dividends	6,643,578
Other assets	9,889
Total assets	$3,699,177,123
Liabilities
Payables for
Investments purchased	$86,317,132
Fund shares reacquired	4,133,938
Collateral for securities loaned, at value	26,572,289
Payable to affiliates
Investment adviser	308,929
Shareholder servicing costs	849,571
Distribution and service fees	60,990
Administrative services fee	6,997
Program manager fees	28
Payable for independent Trustees’ compensation	22,862
Accrued expenses and other liabilities	705,600
Total liabilities	$118,978,336
Net assets	$3,580,198,787
Net assets consist of
Paid-in capital	$4,685,737,461
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $274,890 deferred country tax)	255,777,916
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,420,863,037)
Undistributed net investment income	59,546,447
Net assets	$3,580,198,787
Shares of beneficial interest outstanding	272,350,795

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,254,398,974	96,295,454	$13.03
Class B	55,961,223	4,517,329	12.39
Class C	110,142,220	8,974,332	12.27
Class I	1,456,883,972	108,427,357	13.44
Class W	23,559,790	1,812,631	13.00
Class R1	6,310,772	521,521	12.10
Class R2	60,789,684	4,786,900	12.70
Class R3	133,545,333	10,332,845	12.92
Class R4	476,076,498	36,480,672	13.05
Class 529A	1,451,003	112,691	12.88
Class 529B	448,684	37,042	12.11
Class 529C	630,634	52,021	12.12

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $13.82 and $13.67, respectively.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$104,781,573
Interest	2,349,288
Dividends from underlying funds	67,617
Foreign taxes withheld	(9,793,371)
Total investment income		$97,405,107
Expenses
Management fee	$23,591,803
Distribution and service fees	5,249,982
Program manager fees	2,263
Shareholder servicing costs	4,551,695
Administrative services fee	578,993
Independent Trustees’ compensation	84,445
Custodian fee	1,281,736
Shareholder communications	178,959
Auditing fees	66,435
Legal fees	93,190
Miscellaneous	464,089
Total expenses		$36,143,590
Fees paid indirectly	(2,475)
Reduction of expenses by investment adviser	(18,974)
Net expenses		$36,122,141
Net investment income		$61,282,966
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,402,049,074)
Foreign currency transactions	(1,518,849)
Net realized gain (loss) on investments and foreign currency transactions		$(1,403,567,923)
Change in unrealized appreciation (depreciation)
Investments (net of $274,890 deferred country tax)	$499,022,246
Translation of assets and liabilities in foreign currencies	533,677
Net unrealized gain (loss) on investments and foreign currency translation		$499,555,923
Net realized and unrealized gain (loss) on investments and foreign currency		$(904,012,000)
Change in net assets from operations		$(842,729,034)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2009	2008
Change in net assets
From operations
Net investment income	$61,282,966	$81,638,992
Net realized gain (loss) on investments and foreign currency transactions	(1,403,567,923)	113,785,930
Net unrealized gain (loss) on investments and foreign currency translation	499,555,923	(806,819,755)
Change in net assets from operations	$(842,729,034)	$(611,394,833)
Distributions declared to shareholders
From net investment income	$(59,328,561)	$(70,298,184)
From net realized gain on investments	(56,492,868)	(461,127,184)
Total distributions declared to shareholders	$(115,821,429)	$(531,425,368)
Change in net assets from fund share transactions	$127,313,774	$771,775,905
Total change in net assets	$(831,236,689)	$(371,044,296)
Net assets
At beginning of period	4,411,435,476	4,782,479,772
At end of period (including undistributed net investment income of $59,546,447 and $59,412,149, respectively)	$3,580,198,787	$4,411,435,476

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.14	$20.56	$19.44	$16.65	$14.25
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.30	$0.26	$0.19	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(2.92)	(2.45)	3.03	4.08	3.04
Total from investment operations	$(2.70)	$(2.15)	$3.29	$4.27	$3.16
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.28)	$(0.23)	$(0.12)	$(0.08)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	(0.68)
Total distributions declared to shareholders	$(0.41)	$(2.27)	$(2.17)	$(1.48)	$(0.76)
Net asset value, end of period	$13.03	$16.14	$20.56	$19.44	$16.65
Total return (%) (r)(s)(t)	(16.22)	(12.46)	17.82	27.18	22.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.32	1.34	1.43	1.52
Expenses after expense reductions (f)	1.35	1.32	1.34	1.43	1.55 (e)
Net investment income	1.95	1.57	1.28	1.06	0.80
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$1,254,399	$1,628,324	$1,813,833	$1,344,754	$958,878

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.34	$19.61	$18.63	$16.02	$13.76
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.14	$0.11	$0.07	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(2.77)	(2.30)	2.92	3.93	2.93
Total from investment operations	$(2.64)	$(2.16)	$3.03	$4.00	$2.94
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.12)	$(0.11)	$(0.03)	$(0.00	)(w)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	(0.68)
Total distributions declared to shareholders	$(0.31)	$(2.11)	$(2.05)	$(1.39)	$(0.68)
Net asset value, end of period	$12.39	$15.34	$19.61	$18.63	$16.02
Total return (%) (r)(s)(t)	(16.85)	(13.00)	17.08	26.36	21.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	1.97	1.99	2.08	2.17
Expenses after expense reductions (f)	2.05	1.97	1.99	2.08	2.20	(e)
Net investment income	1.25	0.77	0.55	0.40	0.08
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$55,961	$111,389	$185,670	$184,341	$141,515

Class C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.23	$19.52	$18.57	$15.98	$13.73
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.15	$0.12	$0.07	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(2.77)	(2.29)	2.89	3.92	2.92
Total from investment operations	$(2.63)	$(2.14)	$3.01	$3.99	$2.94
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.12)	$(0.04)	$(0.01)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	(0.68)
Total distributions declared to shareholders	$(0.33)	$(2.15)	$(2.06)	$(1.40)	$(0.69)
Net asset value, end of period	$12.27	$15.23	$19.52	$18.57	$15.98
Total return (%) (r)(s)(t)	(16.88)	(13.00)	17.05	26.38	21.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	1.97	1.99	2.08	2.17
Expenses after expense reductions (f)	2.05	1.97	1.99	2.08	2.20 (e)
Net investment income	1.30	0.86	0.62	0.41	0.13
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$110,142	$168,396	$200,491	$158,564	$109,347

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.65	$21.14	$19.92	$17.02	$14.54
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.37	$0.34	$0.26	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(3.01)	(2.52)	3.11	4.17	3.10
Total from investment operations	$(2.75)	$(2.15)	$3.45	$4.43	$3.29
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.35)	$(0.29)	$(0.17)	$(0.13)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	(0.68)
Total distributions declared to shareholders	$(0.46)	$(2.34)	$(2.23)	$(1.53)	$(0.81)
Net asset value, end of period	$13.44	$16.65	$21.14	$19.92	$17.02
Total return (%) (r)(s)	(16.00)	(12.15)	18.27	27.61	23.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	0.97	0.99	1.08	1.17
Expenses after expense reductions (f)	1.05	0.97	0.99	1.08	1.20 (e)
Net investment income	2.31	1.93	1.64	1.41	1.18
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$1,456,884	$2,167,218	$2,210,257	$1,565,596	$851,484

Class W	Years ended 8/31
	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$16.14	$20.57	$19.45	$19.54
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.35	$0.35	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(2.93)	(2.45)	3.00	(0.13	)(g)
Total from investment operations	$(2.69)	$(2.10)	$3.35	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.34)	$(0.29)	$—
From net realized gain on investments	(0.21)	(1.99)	(1.94)	—
Total distributions declared to shareholders	$(0.45)	$(2.33)	$(2.23)	$—
Net asset value, end of period	$13.00	$16.14	$20.57	$19.45
Total return (%) (r)(s)	(16.12)	(12.25)	18.15	(0.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.07	1.10	1.20	(a)
Expenses after expense reductions (f)	1.14	1.07	1.10	1.20	(a)
Net investment income	2.25	1.89	1.78	1.02	(a)
Portfolio turnover	88	68	66	85
Net assets at end of period (000 omitted)	$23,560	$16,633	$10,272	$1,033

See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.05	$19.38	$18.49	$16.02	$15.07
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.12	$0.11	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(2.74)	(2.28)	2.87	3.84	0.92
Total from investment operations	$(2.60)	$(2.12)	$2.99	$3.95	$0.95
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.22)	$(0.16)	$(0.12)	$—
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	—
Total distributions declared to shareholders	$(0.35)	$(2.21)	$(2.10)	$(1.48)	$—
Net asset value, end of period	$12.10	$15.05	$19.38	$18.49	$16.02
Total return (%) (r)(s)	(16.87)	(13.03)	17.00	26.12	6.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.02	2.14	2.26	2.36	(a)
Expenses after expense reductions (f)	2.05	2.02	2.09	2.16	2.39	(a)(e)
Net investment income	1.34	0.92	0.64	0.65	0.46	(a)
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$6,311	$8,930	$5,441	$2,027	$171

Class R2	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.76	$20.14	$19.11	$16.43	$14.16
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.36	$0.22	$0.15	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(2.87)	(2.49)	2.96	4.01	2.96
Total from investment operations	$(2.67)	$(2.13)	$3.18	$4.16	$3.07
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.26)	$(0.21)	$(0.12)	$(0.12)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	(0.68)
Total distributions declared to shareholders	$(0.39)	$(2.25)	$(2.15)	$(1.48)	$(0.80)
Net asset value, end of period	$12.70	$15.76	$20.14	$19.11	$16.43
Total return (%) (r)(s)	(16.45)	(12.63)	17.50	26.79	22.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.51	1.69	1.82	1.92
Expenses after expense reductions (f)	1.54	1.51	1.64	1.73	1.95 (e)
Net investment income	1.88	2.02	1.13	0.83	0.74
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$60,790	$96,672	$36,143	$13,799	$2,357

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.06	$20.47	$19.39	$16.65	$15.62
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.30	$0.31	$0.25	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(2.93)	(2.43)	2.96	4.00	0.91
Total from investment operations	$(2.70)	$(2.13)	$3.27	$4.25	$1.03
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.29)	$(0.25)	$(0.15)	$—
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	—
Total distributions declared to shareholders	$(0.44)	$(2.28)	$(2.19)	$(1.51)	$—
Net asset value, end of period	$12.92	$16.06	$20.47	$19.39	$16.65
Total return (%) (r)(s)	(16.26)	(12.42)	17.78	27.07	6.59	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.27	1.39	1.47	1.55	(a)
Expenses after expense reductions (f)	1.29	1.27	1.39	1.47	1.58	(a)(e)
Net investment income	2.09	1.61	1.54	1.42	1.79	(a)
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$133,545	$62,056	$64,332	$12,796	$53

Class R4	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.19	$20.60	$19.47	$16.67	$15.62
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.34	$0.32	$0.33	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(2.88)	(2.43)	3.03	3.99	0.91
Total from investment operations	$(2.68)	$(2.09)	$3.35	$4.32	$1.05
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.33)	$(0.28)	$(0.16)	$—
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	—
Total distributions declared to shareholders	$(0.46)	$(2.32)	$(2.22)	$(1.52)	$—
Net asset value, end of period	$13.05	$16.19	$20.60	$19.47	$16.67
Total return (%) (r)(s)	(16.03)	(12.15)	18.13	27.50	6.72	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	1.09	1.17	1.25	(a)
Expenses after expense reductions (f)	1.00	1.01	1.09	1.17	1.28	(a)(e)
Net investment income	1.72	1.81	1.56	1.82	2.09	(a)
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$476,076	$148,343	$178,238	$109,993	$53

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.96	$20.34	$19.27	$16.53	$14.18
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.26	$0.20	$0.16	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(2.89)	(2.42)	3.01	4.04	3.01
Total from investment operations	$(2.68)	$(2.16)	$3.21	$4.20	$3.11
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.20)	$(0.10)	$(0.08)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	(0.68)
Total distributions declared to shareholders	$(0.40)	$(2.22)	$(2.14)	$(1.46)	$(0.76)
Net asset value, end of period	$12.88	$15.96	$20.34	$19.27	$16.53
Total return (%) (r)(s)(t)	(16.32)	(12.60)	17.51	26.86	22.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.51	1.59	1.68	1.76
Expenses after expense reductions (f)	1.45	1.51	1.59	1.68	1.79 (e)
Net investment income	1.90	1.40	1.01	0.88	0.65
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$1,451	$2,017	$2,060	$1,552	$760

Class 529B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.05	$19.31	$18.43	$15.88	$13.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.15	$0.08	$0.03	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.74)	(2.30)	2.86	3.89	2.91
Total from investment operations	$(2.62)	$(2.15)	$2.94	$3.92	$2.89
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.12)	$(0.01)	$(0.01)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)	(0.68)
Total distributions declared to shareholders	$(0.32)	$(2.11)	$(2.06)	$(1.37)	$(0.69)
Net asset value, end of period	$12.11	$15.05	$19.31	$18.43	$15.88
Total return (%) (r)(s)(t)	(16.99)	(13.16)	16.78	26.06	21.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.16	2.24	2.33	2.42
Expenses after expense reductions (f)	2.15	2.16	2.24	2.33	2.45 (e)
Net investment income (loss)	1.19	0.83	0.42	0.15	(0.13)
Portfolio turnover	88	68	66	85	79
Net assets at end of period (000 omitted)	$449	$616	$581	$356	$174

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$15.06	$19.31	$18.40	$15.86		$13.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.08	$0.03		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.75)	(2.28)	2.86	3.87		2.90
Total from investment operations	$(2.62)	$(2.15)	$2.94	$3.90		$2.89
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.09)	$(0.00	)(w)	$(0.01)
From net realized gain on investments	(0.21)	(1.99)	(1.94)	(1.36)		(0.68)
Total distributions declared to shareholders	$(0.32)	$(2.10)	$(2.03)	$(1.36)		$(0.69)
Net asset value, end of period	$12.12	$15.06	$19.31	$18.40		$15.86
Total return (%) (r)(s)(t)	(16.98)	(13.16)	16.79	25.98		21.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.16	2.24	2.33		2.42
Expenses after expense reductions (f)	2.15	2.16	2.24	2.33		2.45 (e)
Net investment income (loss)	1.23	0.73	0.40	0.16		(0.07)
Portfolio turnover	88	68	66	85		79
Net assets at end of period (000 omitted)	$631	$843	$938	$650		$454

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(e)	Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

28

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$33,289,038	$—	$—	$33,289,038
Japan	557,714,504	—	—	557,714,504
United Kingdom	132,960,884	373,270,672	—	506,231,556
Switzerland	423,028,180	—	—	423,028,180
France	386,283,714	—	—	386,283,714
Germany	367,835,700	—	—	367,835,700
Netherlands	230,958,383	—	—	230,958,383
China	164,121,415	—	—	164,121,415
Italy	116,996,135	—	—	116,996,135
Hong Kong	92,566,436	—	—	92,566,436
Other Countries	640,244,187	—	—	640,244,187
Mutual Funds	128,434,027	—	—	128,434,027
Total Investments	$3,274,432,603	$373,270,672	$—	$3,647,703,275

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than

30

Notes to Financial Statements – continued

amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not

31

Notes to Financial Statements – continued

accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended August 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

32

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement

33

Notes to Financial Statements – continued

purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

34

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/09	8/31/08
Ordinary income (including any short-term capital gains)	$59,328,561	$240,162,138
Long-term capital gain	56,492,868	291,263,230
Total distributions	$115,821,429	$531,425,368

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$3,581,741,306
Gross appreciation	274,546,936
Gross depreciation	(208,584,967)
Net unrealized appreciation (depreciation)	$65,961,969
Undistributed ordinary income	59,822,798
Capital loss carryforwards	(297,223,831)
Post-October capital loss deferral	(933,411,699)
Other temporary differences	(687,911)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/17	$(297,223,831)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

35

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
Class A	$18,819,220	$24,604,312	$19,620,196	$174,293,392
Class B	601,628	1,030,603	1,302,024	16,827,896
Class C	1,165,394	1,739,242	2,082,642	21,468,759
Class I	33,473,452	37,355,589	28,589,164	210,826,466
Class W	365,261	216,508	320,061	1,264,835
Class R (b)	—	604,448	—	5,573,100
Class R1	74,958	96,196	115,869	852,985
Former Class R2 (b)	—	122,398	—	882,123
Class R2	761,037	573,074	875,827	4,444,628
Class R3	2,027,798	977,680	1,828,194	6,702,136
Class R4	2,005,929	2,945,015	1,713,234	17,627,647
Class 529A	23,408	24,040	26,124	205,867
Class 529B	4,499	3,843	8,421	62,050
Class 529C	5,977	5,236	11,112	95,300
Total	$59,328,561	$70,298,184	$56,492,868	$461,127,184

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.0 billion of average daily net assets	0.90%
Next $1.0 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.0 billion	0.70%

The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.80% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets.

36

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2010. For the year ended August 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $42,410 and $993 for the year ended August 31, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.30%	$3,071,850
Class B	0.75%	0.25%	1.00%	1.00%	597,977
Class C	0.75%	0.25%	1.00%	1.00%	1,013,515
Class W	0.10%	—	0.10%	0.10%	17,125
Class R1	0.75%	0.25%	1.00%	1.00%	56,504
Class R2	0.25%	0.25%	0.50%	0.50%	250,667
Class R3	—	0.25%	0.25%	0.25%	228,814
Class 529A	—	0.25%	0.25%	0.30%	3,933
Class 529B	0.75%	0.25%	1.00%	1.00%	4,037
Class 529C	0.75%	0.25%	1.00%	1.00%	5,560
Total Distribution and Service Fees					$5,249,982

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Prior to March 1, 2009, the distribution fee rate for Class 529A was 0.25%, of which 0.10% was paid by the fund and the remaining 0.15% was not in effect. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder

37

Notes to Financial Statements – continued

redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$38
Class B	107,275
Class C	23,090
Class 529B	177
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2009, were as follows:

Amount
Class 529A	$1,302
Class 529B	404
Class 529C	557
Total Program Manager Fees	$2,263

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $587,535, which equated to 0.0199% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,324,261.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying

38

Notes to Financial Statements – continued

funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2009, these costs for the fund amounted to $1,639,899 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0197% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. The DB Plan resulted in a pension expense of $516 and the Retirement Deferral plan resulted in a net decrease in expense of $6,681. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $22,851 at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

39

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $37,126 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $18,974, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,707,411,187 and $2,675,905,222, respectively.

40

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	57,089,748	$651,028,968	40,909,810	$788,291,475
Class B	606,117	6,433,584	1,155,325	21,309,901
Class C	1,761,317	18,200,415	3,194,326	58,838,670
Class I	43,002,783	492,844,984	25,825,039	491,701,724
Class W	1,940,854	20,748,533	739,980	13,790,463
Class R (b)	—	—	1,053,409	20,771,600
Class R1	192,747	1,966,129	402,027	7,395,891
Former Class R2 (b)	—	—	433,413	8,277,088
Class R2	2,226,873	23,864,850	5,494,019	102,043,429
Class R3	9,161,620	101,894,308	1,544,491	29,584,151
Class R4	31,977,909	368,441,033	3,090,111	59,051,834
Class 529A	22,059	238,803	26,333	487,269
Class 529B	3,547	38,043	11,732	209,939
Class 529C	12,320	121,927	7,936	142,819
	147,997,894	$1,685,821,577	83,887,951	$1,601,896,253
Shares issued to shareholders in reinvestment of distributions
Class A	2,339,975	$25,599,320	6,971,064	$137,469,374
Class B	152,830	1,598,607	794,830	14,966,642
Class C	185,169	1,918,356	787,794	14,723,865
Class I	4,852,081	54,634,430	11,742,363	238,252,550
Class W	54,152	590,258	71,572	1,408,544
Class R (b)	—	—	252,655	4,949,508
Class R1	17,083	174,419	51,390	949,181
Former Class R2 (b)	—	—	54,123	1,004,521
Class R2	127,339	1,359,979	260,389	5,017,702
Class R3	355,391	3,855,992	391,628	7,679,816
Class R4	339,960	3,719,163	1,043,238	20,572,662
Class 529A	4,578	49,532	11,619	226,793
Class 529B	1,263	12,920	3,564	65,893
Class 529C	1,669	17,089	5,434	100,536
	8,431,490	$93,530,065	22,441,663	$447,387,587

41

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(63,995,315)	$(690,563,452)	(35,230,304)	$(680,578,099)
Class B	(3,502,910)	(36,143,427)	(4,155,633)	(75,916,494)
Class C	(4,029,911)	(41,401,443)	(3,194,394)	(56,020,640)
Class I	(69,594,402)	(733,568,181)	(11,965,615)	(237,835,617)
Class W	(1,212,941)	(12,778,436)	(280,466)	(4,865,459)
Class R (b)	—	—	(4,698,135)	(90,757,342)
Class R1	(281,811)	(2,885,069)	(140,656)	(2,460,526)
Former Class R2 (b)	—	—	(747,774)	(13,292,349)
Class R2	(3,702,118)	(46,414,385)	(1,414,415)	(25,131,800)
Class R3	(3,047,997)	(32,042,160)	(1,215,494)	(22,747,995)
Class R4	(5,002,416)	(55,566,180)	(3,621,534)	(67,475,294)
Class 529A	(40,306)	(422,830)	(12,839)	(245,811)
Class 529B	(8,701)	(80,772)	(4,455)	(73,162)
Class 529C	(17,943)	(171,533)	(5,946)	(107,347)
	(154,436,771)	$(1,652,037,868)	(66,687,660)	$(1,277,507,935)
Net change
Class A	(4,565,592)	$(13,935,164)	12,650,570	$245,182,750
Class B	(2,743,963)	(28,111,236)	(2,205,478)	(39,639,951)
Class C	(2,083,425)	(21,282,672)	787,726	17,541,895
Class I	(21,739,538)	(186,088,767)	25,601,787	492,118,657
Class W	782,065	8,560,355	531,086	10,333,548
Class R (b)	—	—	(3,392,071)	(65,036,234)
Class R1	(71,981)	(744,521)	312,761	5,884,546
Former Class R2 (b)	—	—	(260,238)	(4,010,740)
Class R2	(1,347,906)	(21,189,556)	4,339,993	81,929,331
Class R3	6,469,014	73,708,140	720,625	14,515,972
Class R4	27,315,453	316,594,016	511,815	12,149,202
Class 529A	(13,669)	(134,495)	25,113	468,251
Class 529B	(3,891)	(29,809)	10,841	202,670
Class 529C	(3,954)	(32,517)	7,424	136,008
	1,992,613	$127,313,774	39,641,954	$771,775,905

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 17%, 5%, 3%, 2%, and 1%, respectively, of the value of outstanding voting

42

Notes to Financial Statements – continued

shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $35,151 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	827,194,617	(725,332,879)	101,861,738

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$67,617	$101,861,738

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Research International Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2009

44

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

49

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Jose Luis Garcia
Thomas Melendez

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

51

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

52

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

53

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

54

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $62,143,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $90,540,294. The fund intends to pass through foreign tax credits of $7,709,596 for the fiscal year.

55

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Technology Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

SCT-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Samsung Electronics Co. Ltd., GDR	7.1%
Apple, Inc.	5.4%
Google, Inc., “A”	5.4%
Flextronics International Ltd.	5.1%
Hewlett-Packard Co.	4.6%
MicroStrategy, Inc., “A”	4.0%
Dell, Inc.	3.6%
Intel Corp.	3.5%
Tyco Electronics Ltd.	3.0%
Cisco Systems, Inc.	2.8%

Top five industries (i)
Electronics	25.2%
Computer Systems	19.6%
Computer Software	15.4%
Business Services	9.2%
Network & Telecom	5.8%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 8/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2009, Class A shares of the MFS Technology Fund provided a total return of –11.24%, at net asset value. This compares with a return of –18.25% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of –10.32% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth — emerging markets — also contracted almost across the board. Though credit conditions and equity indices improved considerably during the second half of the period, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the

3

Management Review – continued

end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the electronics industry held back performance relative to the Standard & Poor’s North American Technology Sector Index. Detractors within this industry included electronic device maker RF Microdevices (g), electronics design and manufacturing services provider Flextronics (aa) (Singapore), solar power equipment maker GT Solar International (aa)(g), solar electric power modules manufacturer First Solar (aa), and silicon wafers maker MEMC Electronic Materials.

The fund’s overweighted position and stock selection in the leisure and toys industry also hurt relative performance. Gaming software developer Take-Two Interactive (g) and entertainment software company THQ weighed on relative returns as these stocks underperformed the benchmark over the reporting period.

Stock selection in the computer systems industry had a negative impact on relative results. Japanese video game console maker Nintendo (aa) was among the fund’s top detractors. Shares of Nintendo suffered after the company cut its earnings and game console sales forecasts, casting doubt over growth prospects for at a company that had previously defied the global financial crisis.

The fund’s exposure to the special products industry, which is not represented in the benchmark, also hindered relative returns. No individual stocks within this industry were among the fund’s top detractors.

Stocks in other industries that also hurt relative returns included packaged software firm MSC Software (aa) and mobile phone maker Nokia (aa)(g) (Finland).

Contributors to Performance

Stock selection and, to a lesser extent, an underweighted position in the weak-performing network and telecom industry were positive factors contributing to the fund’s relative return. The fund’s timing of its purchases and sales of communications networking company Ciena and our holdings of wireless solutions provider Research In Motion (g) (Canada) benefited relative results. Although the stock price of Research In Motion declined sharply during the reporting period, strong performance from the fund’s holdings of the company’s call options for part of the period more than offset the negative effect of the long position in the stock.

4

Management Review – continued

Stock selection in the computer software industry also aided relative results. Internet software services provider Akamai Technologies (g) and access infrastructure products manufacturer Citrix Systems (g) were among the fund’s top contributors. In addition, a combination of short positioning and holding put options on publishing software company Adobe Systems early in the reporting period boosted relative returns as the company underperformed the benchmark.

Stock selection in the print and publishing and electrical equipment industries bolstered relative performance. Within the print and publishing industry, holdings of put options on financial data and software firm FactSet Research Systems (g) provided positive relative returns. There were no top relative contributors within the electrical equipment industry.

Elsewhere, microchip and electronics manufacturer Samsung Electronics (aa) (South Korea) and network chip maker Marvell Technology Group (aa) pushed relative returns higher. During the first quarter of 2009, Marvell Technology Group raised expectations for the coming quarter and announced cost cutting initiatives, including layoffs, in response to the deteriorating economic conditions. Our timing of purchases and sales of diversified technology company Corning Incorporated (g), and not owning computer maker Dell for the majority of the reporting period, during which the company’s stock declined, also helped relative results.

Respectfully,

Telis Bertsekas

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	(11.24)%	7.51%	(2.73)%	N/A
B	4/14/00	(11.84)%	6.80%	N/A	(6.31)%
C	4/14/00	(11.86)%	6.81%	N/A	(6.33)%
I	1/02/97	(10.95)%	7.88%	(2.37)%	N/A
R1	4/01/05	(11.80)%	N/A	N/A	6.06%
R2	10/31/03	(11.43)%	7.21%	N/A	3.67%
R3	4/01/05	(11.16)%	N/A	N/A	6.83%
R4	4/01/05	(10.89)%	N/A	N/A	7.15%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(18.25)%	0.49%	(0.79)%	N/A
Standard & Poor’s North American Technology Sector Index (f)		(10.32)%	4.30%	(4.56)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(16.34)%	6.25%	(3.31)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(15.37)%	6.49%	N/A	(6.31)%
C With CDSC (1% for 12 months) (x)		(12.75)%	6.81%	N/A	(6.33)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end. (For those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary below.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization- weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2009 through August 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Expense Table – continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	1.42%	$1,000.00	$1,650.75	$9.49
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
B	Actual	2.17%	$1,000.00	$1,646.13	$14.47
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
C	Actual	2.17%	$1,000.00	$1,645.57	$14.47
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
I	Actual	1.17%	$1,000.00	$1,652.74	$7.82
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R1	Actual	2.17%	$1,000.00	$1,646.59	$14.48
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
R2	Actual	1.67%	$1,000.00	$1,648.94	$11.15
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
R3	Actual	1.42%	$1,000.00	$1,650.75	$9.49
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
R4	Actual	1.17%	$1,000.00	$1,653.39	$7.82
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.0%
Issuer	Shares/Par	Value ($)

Business Services - 9.2%
Cognizant Technology Solutions Corp., “A” (a)	88,140	$3,074,321
Concur Technologies, Inc. (a)	49,400	1,746,784
Fidelity National Information Services, Inc.	69,400	1,704,464
MasterCard, Inc., “A”	13,740	2,784,136
Pegasystems, Inc.	41,690	1,276,965
Western Union Co.	141,330	2,549,593

		$13,136,263
Computer Software - 14.3%
Adobe Systems, Inc. (a)	91,800	$2,884,356
MicroStrategy, Inc., “A” (a)(s)	92,040	5,683,470
MSC.Software Corp. (a)	450,369	3,413,797
Oracle Corp.	170,600	3,731,022
Parametric Technology Corp. (a)	239,220	3,181,626
VeriSign, Inc. (a)	68,226	1,445,709

		$20,339,980
Computer Software - Systems - 19.6%
Apple, Inc. (a)(s)	45,740	$7,693,925
Dell, Inc. (a)	321,150	5,083,805
Hewlett-Packard Co. (s)	146,520	6,577,283
Mercadolibre, Inc. (a)	81,300	2,558,511
Nintendo Co. Ltd.	8,675	2,345,653
OpenTable, Inc. (a)	36,900	1,019,547
VMware, Inc. (a)	74,100	2,625,363

		$27,904,087
Consumer Services - 3.2%
Alibaba.com Corp. (z)	655,500	$1,627,237
Priceline.com, Inc. (a)	19,500	3,002,610

		$4,629,847
Electrical Equipment - 3.0%
Tyco Electronics Ltd.	189,080	$4,314,806

Electronics - 24.7%
Avago Technologies Ltd. (a)	58,980	$1,073,436
First Solar, Inc. (a)	14,670	1,783,579
Flextronics International Ltd. (a)	1,215,422	7,207,452

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Electronics - continued
Intel Corp.	243,096	$4,939,711
Marvell Technology Group Ltd. (a)	141,186	2,153,087
MEMC Electronic Materials, Inc. (a)	173,750	2,771,313
National Semiconductor Corp.	155,410	2,357,570
Samsung Electronics Co. Ltd., GDR	33,110	10,093,098
Silicon Laboratories, Inc. (a)	64,000	2,882,560

		$35,261,806
Entertainment - 0.7%
TiVo, Inc. (a)	109,800	$1,077,138

Internet - 5.4%
Google, Inc., “A” (a)	16,585	$7,656,797

Leisure & Toys - 2.5%
THQ, Inc. (a)	645,320	$3,555,713

Medical & Health Technology & Services - 1.3%
Medassets, Inc. (a)	80,400	$1,795,332

Network & Telecom - 5.8%
Ciena Corp. (a)	140,060	$1,876,804
Cisco Systems, Inc. (a)	186,370	4,025,592
Tellabs, Inc. (a)	376,000	2,383,840

		$8,286,236
Printing & Publishing - 1.0%
MSCI, Inc., “A” (a)	49,060	$1,443,345

Specialty Stores - 1.0%
Ctrip.com International Ltd., ADR (a)	29,370	$1,437,368

Telephone Services - 1.3%
American Tower Corp., “A” (a)	56,800	$1,797,720
Total Common Stocks (Identified Cost, $136,013,569)		$132,636,438

Convertible Bonds - 3.2%
Computer Software - 1.1%
Verisign, Inc., 3.25%, 2037	$1,960,000	$1,607,200

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Bonds - continued
Leisure & Toys - 2.1%
Take-Two Interactive Software, Inc., 4.375%, 2014	$1,290,000	$1,549,613
THQ, Inc., 5%, 2014 (z)	1,458,000	1,394,213

		$2,943,826
Total Convertible Bonds (Identified Cost, $4,122,970)		$4,551,026

Money Market Funds (v) - 1.6%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	2,364,705	$2,364,705

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.3%
SanDisk Corp. - October 2009 @ $16 (Premiums Paid, $362,513) (a)	1,870	$439,450

Put Options Purchased - 0.2%
Micron Technology Inc. - January 2010 @ $7.50 (Premiums Paid, $361,426) (a)	2,253	$270,360
Total Investments (Identified Cost, $143,225,183)		$140,261,979

Other Assets, Less Liabilities - 1.7%		2,368,065
Net Assets - 100.0%		$142,630,044

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At August 31, 2009, the value of securities pledged amounted to $169,932. At August 31, 2009, the fund has no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Alibaba.com Corp.	5/05/09-8/10/09	$955,494	$1,627,237
THQ, Inc., 5%, 2014	7/30/09-8/20/09	1,459,571	1,394,213
Total Restricted Securities			$3,021,450
% of Net Assets			2.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $140,860,478)	$137,897,274
Underlying funds, at cost and value	2,364,705
Total investments, at value (identified cost, $143,225,183)	$140,261,979
Deposits with brokers for securities sold short	776
Receivables for
Investments sold	6,192,006
Fund shares sold	517,292
Interest and dividends	80,098
Receivable from investment adviser	24,546
Other assets	446
Total assets	$147,077,143
Liabilities
Payables for
Investments purchased	$4,011,429
Fund shares reacquired	255,862
Payable to affiliates
Investment adviser	11,778
Shareholder servicing costs	48,093
Distribution and service fees	6,767
Administrative services fee	371
Payable for independent Trustees’ compensation	48,236
Accrued expenses and other liabilities	64,563
Total liabilities	$4,447,099
Net assets	$142,630,044
Net assets consist of
Paid-in capital	$270,582,593
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,963,204)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(124,986,872)
Accumulated net investment loss	(2,473)
Net assets	$142,630,044
Shares of beneficial interest outstanding	13,076,447

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$86,719,787	7,838,291	$11.06
Class B	15,182,440	1,456,851	10.42
Class C	15,355,794	1,475,921	10.40
Class I	6,725,884	586,406	11.47
Class R1	1,584,887	152,582	10.39
Class R2	13,775,116	1,269,484	10.85
Class R3	3,132,732	283,222	11.06
Class R4	153,404	13,690	11.21

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.73.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Interest	$611,304
Dividends	445,117
Dividends from underlying funds	3,239
Foreign taxes withheld	(22,234)
Total investment income		$1,037,426
Expenses
Management fee	$668,546
Distribution and service fees	443,102
Shareholder servicing costs	451,690
Administrative services fee	24,800
Independent Trustees’ compensation	5,378
Custodian fee	31,414
Shareholder communications	20,783
Auditing fees	54,694
Legal fees	3,781
Registration fees	93,293
Dividend and interest expense on securities sold short	32,745
Miscellaneous	10,228
Total expenses		$1,840,454
Fees paid indirectly	(1,750)
Reduction of expenses by investment adviser	(337,118)
Net expenses		$1,501,586
Net investment loss		$(464,160)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(28,380,215)
Written option transactions	885,149
Securities sold short	1,486,672
Foreign currency transactions	(49,703)
Net realized gain (loss) on investments and foreign currency transactions		$(26,058,097)
Change in unrealized appreciation (depreciation)
Investments	$16,772,682
Written options	(151,391)
Securities sold short	(160,290)
Translation of assets and liabilities in foreign currencies	473
Net unrealized gain (loss) on investments and foreign currency translation		$16,461,474
Net realized and unrealized gain (loss) on investments and foreign currency		$(9,596,623)
Change in net assets from operations		$(10,060,783)

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years Ended 8/31
	2009	2008
Change in net assets
From operations
Net investment loss	$(464,160)	$(1,074,105)
Net realized gain (loss) on investments and foreign currency transactions	(26,058,097)	10,198,397
Net unrealized gain (loss) on investments and foreign currency translation	16,461,474	(19,478,653)
Change in net assets from operations	$(10,060,783)	$(10,354,361)
Change in net assets from fund share transactions	$27,332,525	$8,897,292
Total change in net assets	$17,271,742	$(1,457,069)
Net assets
At beginning of period	125,358,302	126,815,371
At end of period (including accumulated net investment loss of $2,473 and $0, respectively)	$142,630,044	$125,358,302

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.46	$13.34	$10.13	$8.84	$7.70
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.07)	$(0.10)	$(0.11)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.37)	(0.81)	3.31	1.40	1.19
Total from investment operations	$(1.40)	$(0.88)	$3.21	$1.29	$1.14
Net asset value, end of period	$11.06	$12.46	$13.34	$10.13	$8.84
Total return (%) (r)(s)(t)	(11.24)	(6.60)	31.69	14.59	14.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.66	1.70	1.79	1.79
Expenses after expense reductions (f)	1.48	1.51	1.50	1.50	1.51
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.44	1.50	N/A	N/A	N/A
Net investment loss	(0.34)	(0.56)	(0.82)	(1.13)	(0.56)
Portfolio turnover	226	231	266	217	163
Net assets at end of period (000 omitted)	$86,720	$64,791	$56,598	$43,313	$48,945

See Notes to Financial Statements

17

Financial Highlights – continued

Class B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.82	$12.74	$9.73	$8.55	$7.50
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.16)	$(0.17)	$(0.17)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.32)	(0.76)	3.18	1.35	1.15
Total from investment operations	$(1.40)	$(0.92)	$3.01	$1.18	$1.05
Net asset value, end of period	$10.42	$11.82	$12.74	$9.73	$8.55
Total return (%) (r)(s)(t)	(11.84)	(7.22)	30.94	13.80	14.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.58	2.32	2.36	2.44	2.44
Expenses after expense reductions (f)	2.19	2.16	2.15	2.15	2.16
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.15	N/A	N/A	N/A
Net investment loss	(0.98)	(1.24)	(1.47)	(1.79)	(1.24)
Portfolio turnover	226	231	266	217	163
Net assets at end of period (000 omitted)	$15,182	$23,254	$38,540	$39,025	$43,765

Class C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.80	$12.72	$9.72	$8.54	$7.48
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.16)	$(0.17)	$(0.17)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.32)	(0.76)	3.17	1.35	1.16
Total from investment operations	$(1.40)	$(0.92)	$3.00	$1.18	$1.06
Net asset value, end of period	$10.40	$11.80	$12.72	$9.72	$8.54
Total return (%) (r)(s)(t)	(11.86)	(7.23)	30.86	13.82	14.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.57	2.31	2.35	2.44	2.44
Expenses after expense reductions (f)	2.19	2.16	2.15	2.15	2.16
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.15	N/A	N/A	N/A
Net investment loss	(1.00)	(1.22)	(1.46)	(1.78)	(1.22)
Portfolio turnover	226	231	266	217	163
Net assets at end of period (000 omitted)	$15,356	$15,765	$16,064	$11,659	$12,414

See Notes to Financial Statements

18

Financial Highlights – continued

Class I	Years ended 8/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$12.88		$13.74	$10.39	$9.04	$7.85
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.03)	$(0.06)	$(0.08)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.41)		(0.83)	3.41	1.43	1.18
Total from investment operations	$(1.41)		$(0.86)	$3.35	$1.35	$1.19
Net asset value, end of period	$11.47		$12.88	$13.74	$10.39	$9.04
Total return (%) (r)(s)	(10.95)		(6.26)	32.24	14.93	15.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56		1.31	1.35	1.43	1.44
Expenses after expense reductions (f)	1.19		1.16	1.15	1.15	1.16
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.15		1.15	N/A	N/A	N/A
Net investment income (loss)	(0.03)		(0.20)	(0.47)	(0.78)	0.17
Portfolio turnover	226		231	266	217	163
Net assets at end of period (000 omitted)	$6,726		$4,958	$4,180	$3,492	$3,384

Class R1	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$11.78	$12.70	$9.72	$8.55	$8.01
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.15)	$(0.19)	$(0.18)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.31)	(0.77)	3.17	1.35	0.61	(g)
Total from investment operations	$(1.39)	$(0.92)	$2.98	$1.17	$0.54
Net asset value, end of period	$10.39	$11.78	$12.70	$9.72	$8.55
Total return (%) (r)(s)	(11.80)	(7.24)	30.66	13.68	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.58	2.36	2.48	2.63	2.62	(a)
Expenses after expense reductions (f)	2.19	2.21	2.25	2.25	2.34	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.20	N/A	N/A	N/A
Net investment loss	(0.96)	(1.22)	(1.63)	(1.88)	(1.90	)(a)
Portfolio turnover	226	231	266	217	163
Net assets at end of period (000 omitted)	$1,585	$2,026	$1,235	$213	$64

See Notes to Financial Statements

19

Financial Highlights – continued

Class R2	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.25	$13.14	$10.00	$8.76	$7.66
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.09)	$(0.13)	$(0.14)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.36)	(0.80)	3.27	1.38	1.19
Total from investment operations	$(1.40)	$(0.89)	$3.14	$1.24	$1.10
Net asset value, end of period	$10.85	$12.25	$13.14	$10.00	$8.76
Total return (%) (r)(s)	(11.43)	(6.77)	31.40	14.16	14.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	1.85	1.98	2.18	2.19
Expenses after expense reductions (f)	1.69	1.71	1.80	1.80	1.91
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.65	1.69	N/A	N/A	N/A
Net investment loss	(0.50)	(0.65)	(1.07)	(1.41)	(1.07)
Portfolio turnover	226	231	266	217	163
Net assets at end of period (000 omitted)	$13,775	$12,098	$5,292	$800	$192

Class R3	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.45	$13.33	$10.12	$8.85	$8.26
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.06)	$(0.10)	$(0.14)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.37)	(0.82)	3.31	1.41	0.63	(g)
Total from investment operations	$(1.39)	$(0.88)	$3.21	$1.27	$0.59
Net asset value, end of period	$11.06	$12.45	$13.33	$10.12	$8.85
Total return (%) (r)(s)	(11.16)	(6.60)	31.72	14.35	7.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.61	1.70	1.84	1.82	(a)
Expenses after expense reductions (f)	1.44	1.46	1.55	1.55	1.54	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.40	1.44	N/A	N/A	N/A
Net investment loss	(0.24)	(0.44)	(0.76)	(1.18)	(1.10	)(a)
Portfolio turnover	226	231	266	217	163
Net assets at end of period (000 omitted)	$3,133	$2,390	$1,547	$113	$54

See Notes to Financial Statements

20

Financial Highlights – continued

Class R4	Years ended 8/31
	2009		2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.58		$13.43	$10.17	$8.86	$8.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.03)	$(0.07)	$(0.09)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.37)		(0.82)	3.33	1.40	0.63	(g)
Total from investment operations	$(1.37)		$(0.85)	$3.26	$1.31	$0.60
Net asset value, end of period	$11.21		$12.58	$13.43	$10.17	$8.86
Total return (%) (r)(s)	(10.89)		(6.33)	32.06	14.79	7.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54		1.35	1.45	1.53	1.52	(a)
Expenses after expense reductions (f)	1.18		1.20	1.25	1.25	1.24	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.15		1.19	N/A	N/A	N/A
Net investment loss	(0.02)		(0.24)	(0.56)	(0.88)	(0.79	)(a)
Portfolio turnover	226		231	266	217	163
Net assets at end of period (000 omitted)	$153		$76	$81	$62	$54

Any redemption fees charged by the fund during the 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended August 31, 2008 would have each been lower by approximately 0.55%.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

22

Notes to Financial Statements – continued

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with

23

Notes to Financial Statements – continued

price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$116,769,457	$—	$—	$116,769,457
South Korea	—	10,093,097	—	10,093,097
China	3,064,605	—	—	3,064,605
Japan	2,345,653	—	—	2,345,653
Singapore	1,073,436	—	—	1,073,436
Corporate Bonds	—	4,551,026	—	4,551,026
Mutual Funds	2,364,705	—	—	2,364,705
Total Investments	$125,617,856	$14,644,123	$—	$140,261,979

24

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of

25

Notes to Financial Statements – continued

derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2009:

		Asset Derivatives
		Location on Statement of Assets and Liabilities	Fair Value
Equity Contracts not Accounted for as Hedging Instruments Under FAS 133	Equity Options Purchased	Total investments, at value	$709,810

26

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2009 as reported in the Statement of Operations:

	Written Options Transactions	Investments (i.e., Purchased Options)	Total
Equity Contracts	$885,149	$1,838,933	$2,724,082

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2009 as reported in the Statement of Operations:

	Written Options Transactions	Investments (i.e., Purchased Options)	Total
Equity Contracts	$(151,391)	$463,776	$312,385

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all

27

Notes to Financial Statements – continued

transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

28

Notes to Financial Statements – continued

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	3,252	$319,751
Options written	15,036	1,089,842
Options closed	(8,720)	(779,595)
Options expired	(9,568)	(629,998)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an

29

Notes to Financial Statements – continued

ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2009, this expense amounted to $32,745. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At August 31, 2009, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend

30

Notes to Financial Statements – continued

date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, expiration of capital loss carryforwards, and wash sale loss deferrals.

The fund declared no distributions for the years ended August 31, 2009 and August 31, 2008.

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$144,623,003
Gross appreciation	11,193,604
Gross depreciation	(15,554,628)
Net unrealized appreciation (depreciation)	$(4,361,024)

Capital loss carryforwards	(106,482,196)
Post-October capital loss deferral	(17,084,500)
Other temporary differences	(24,829)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/10	$(13,128,962)
8/31/11	(74,891,618)
8/31/12	(4,463,246)
8/31/17	(13,998,370)
$(106,482,196)

The availability of a portion of the capital loss carryforwards, which were acquired on August 22, 2003 in connection with the MFS Global Telecommunications fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

32

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2009. For the year ended August 31, 2009, this reduction amounted to $336,542 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $24,259 for the year ended August 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.29%	$141,490
Class B	0.75%	0.25%	1.00%	1.00%	130,526
Class C	0.75%	0.25%	1.00%	1.00%	105,591
Class R1	0.75%	0.25%	1.00%	1.00%	14,470
Class R2	0.25%	0.25%	0.50%	0.50%	45,831
Class R3	—	0.25%	0.25%	0.25%	5,194
Total Distribution and Service Fees					$443,102

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a

33

Notes to Financial Statements – continued

shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$—
Class B	16,918
Class C	2,728

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $230,684, which equated to 0.2583% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $221,006.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0278% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current

34

Notes to Financial Statements – continued

independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. The DB Plan resulted in a pension expense of $512 and the Retirement Deferral plan resulted in a net decrease in expense of $ 7,162. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $48,231 at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,025 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $576, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $231,545,934 and $206,870,298, respectively.

35

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,014,951	$46,118,308	3,517,764	$48,364,564
Class B	371,721	3,101,549	299,607	3,866,214
Class C	473,991	4,114,178	481,461	6,306,301
Class I	338,035	3,274,017	520,379	7,602,152
Class R (b)	—	—	54,937	753,955
Class R1	86,025	682,554	97,587	1,262,759
Former Class R2 (b)	—	—	75,207	967,187
Class R2	677,826	5,857,349	847,079	11,217,679
Class R3	147,649	1,212,851	120,559	1,593,349
Class R4	7,894	58,764	—	—
	7,118,092	$64,419,570	6,014,580	$81,934,160

Shares reacquired
Class A	(2,376,489)	$(21,266,305)	(2,559,994)	$(34,899,522)
Class B	(882,277)	(7,019,791)	(1,357,283)	(17,384,338)
Class C	(334,157)	(2,670,474)	(408,375)	(5,082,966)
Class I	(136,625)	(1,324,807)	(439,578)	(6,432,607)
Class R (b)	—	—	(209,323)	(2,836,415)
Class R1	(105,398)	(908,227)	(22,824)	(287,601)
Former Class R2 (b)	—	—	(171,701)	(2,206,926)
Class R2	(396,304)	(3,409,828)	(261,874)	(3,325,992)
Class R3	(56,395)	(485,407)	(44,714)	(580,501)
Class R4	(257)	(2,206)	—	—
	(4,287,902)	$(37,087,045)	(5,475,666)	$(73,036,868)

Net change
Class A	2,638,462	$24,852,003	957,770	$13,465,042
Class B	(510,556)	(3,918,242)	(1,057,676)	(13,518,124)
Class C	139,834	1,443,704	73,086	1,223,335
Class I	201,410	1,949,210	80,801	1,169,545
Class R (b)	—	—	(154,386)	(2,082,460)
Class R1	(19,373)	(225,673)	74,763	975,158
Former Class R2 (b)	—	—	(96,494)	(1,239,739)
Class R2	281,522	2,447,521	585,205	7,891,687
Class R3	91,254	727,444	75,845	1,012,848
Class R4	7,637	56,558	—	—
	2,830,190	$27,332,525	538,914	$8,897,292

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

36

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $1,063 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	36,492,268	(34,127,563)	2,364,705

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,239	$2,364,705

37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of

MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Technology Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2009

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

43

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Telis Bertsekas

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are

45

Board Review of Investment Advisory Agreement – continued

observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

46

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1.0 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

47

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

48

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

49

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

8/31/09

EIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.4%
AT&T, Inc.	3.3%
MetLife, Inc.	3.0%
JPMorgan Chase & Co.	3.0%
Philip Morris International, Inc.	3.0%
TOTAL S.A., ADR	2.8%
Goldman Sachs Group, Inc.	2.7%
Bank of New York Mellon Corp.	2.6%
Northrop Grumman Corp.	2.3%
Exxon Mobil Corp.	2.2%

Equity sectors
Financial Services	20.9%
Energy	13.1%
Health Care	12.0%
Industrial Goods & Services	10.5%
Consumer Staples	10.2%
Utilities & Communications	9.4%
Technology	5.2%
Retailing	4.9%
Basic Materials	3.9%
Leisure	3.6%
Special Products & Services	2.8%
Autos & Housing	1.8%
Transportation	0.3%

Percentages are based on net assets as of 8/31/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2009, Class A shares of the MFS Value Fund provided a total return of –16.75%, at net asset value. This compares with a return of –20.27% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth — emerging markets — also contracted almost across the board. Though credit conditions and equity indices improved considerably during the second half of the period, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in

3

Management Review – continued

asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

The combination of an overweighted position and good stock selection in the technology sector boosted performance relative to the Russell 1000 Value Index. Holdings of enterprise software products maker Oracle (aa), semiconductor manufacturer Intel, and information technology products and services provider IBM (aa) contributed to relative returns over the reporting period. Shares of Oracle significantly outperformed the Russell 1000 Value index during the period as the company’s very strong balance sheet and better-than-expected results were positively received by investors.

Security selection in the industrial goods and services sector was another positive factor for relative performance. Not owning diversified industrial conglomerate General Electric benefited relative results as this benchmark constituent significantly underperformed the benchmark as a whole.

The fund’s underweighted position in the energy sector and stock selection in the basic materials sector also positively impacted relative performance. Within the energy sector, integrated oil company TOTAL (aa) (France) added to the fund’s relative returns as the company fared better than the benchmark. No individual stocks within the basic materials sector were among the fund’s top contributors for the reporting period.

Elsewhere, our avoidance of weak-performing financial services firm Citigroup and insurance company American International Group strongly contributed to relative results as shares of each firm declined dramatically during the financial crisis. Holdings of pharmaceutical company Wyeth, tobacco manufacturer Philip Morris International (aa), and financial services firm Goldman Sachs also bolstered relative performance.

Detractors from Performance

Over the reporting period, several individual stocks dampened relative returns. These included defense contractor Lockheed Martin (aa), integrated oil and gas company Hess, and insurance company Allstate Corporation. The fund’s ownership of Lockheed Martin negatively affected results as investor concern regarding the future outlook for defense spending and weaker-than-expected results at the end of the period led to the stock’s underperformance during the quarter. Our ownership of financial services firm Bank of America and insurance company Genworth during the early part of the period, when their share prices declined significantly in the face of the financial crisis, combined with our decision to eliminate each from the fund prior to their strong share

4

Management Review – continued

price performance during the second half of the period, weighed on the fund’s relative returns. The fund’s underweighted position in strong-performing financial services company JPMorgan Chase also hampered results.

Currency exposure was another detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	(16.75)%	2.88%	4.48%	N/A
B	11/04/97	(17.36)%	2.19%	3.79%	N/A
C	11/05/97	(17.35)%	2.20%	3.80%	N/A
I	1/02/97	(16.53)%	3.22%	4.83%	N/A
W	5/01/06	(16.61)%	N/A	N/A	(2.96)%
R1	4/01/05	(17.38)%	N/A	N/A	(0.20)%
R2	10/31/03	(16.96)%	2.58%	N/A	4.20%
R3	4/01/05	(16.75)%	N/A	N/A	0.53%
R4	4/01/05	(16.56)%	N/A	N/A	0.81%
529A	7/31/02	(16.84)%	2.66%	N/A	5.28%
529B	7/31/02	(17.46)%	1.98%	N/A	4.61%
529C	7/31/02	(17.45)%	1.97%	N/A	4.61%
Comparative benchmark
Russell 1000 Value Index (f)		(20.27)%	0.45%	1.84%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(21.54)%	1.66%	3.86%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(20.63)%	1.85%	3.79%	N/A
C With CDSC (1% for 12 months) (x)		(18.16)%	2.20%	3.80%	N/A
529A With Initial Sales Charge (5.75%)		(21.62)%	1.45%	N/A	4.41%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(20.72)%	1.63%	N/A	4.61%
529C With CDSC (1% for 12 months) (x)		(18.27)%	1.97%	N/A	4.61%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary below.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2009 through August 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 through August 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/09	Ending Account Value 8/31/09	Expenses Paid During Period (p) 3/01/09-8/31/09
A	Actual	1.02%	$1,000.00	$1,386.19	$6.13
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
B	Actual	1.77%	$1,000.00	$1,380.56	$10.62
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
C	Actual	1.77%	$1,000.00	$1,381.57	$10.63
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
I	Actual	0.76%	$1,000.00	$1,388.46	$4.58
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
W	Actual	0.87%	$1,000.00	$1,386.93	$5.23
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
R1	Actual	1.76%	$1,000.00	$1,380.33	$10.56
	Hypothetical (h)	1.76%	$1,000.00	$1,016.33	$8.94
R2	Actual	1.26%	$1,000.00	$1,384.10	$7.57
	Hypothetical (h)	1.26%	$1,000.00	$1,018.85	$6.41
R3	Actual	1.02%	$1,000.00	$1,385.85	$6.13
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R4	Actual	0.75%	$1,000.00	$1,386.99	$4.51
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
529A	Actual	1.12%	$1,000.00	$1,385.61	$6.73
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
529B	Actual	1.87%	$1,000.00	$1,380.02	$11.22
	Hypothetical (h)	1.87%	$1,000.00	$1,015.78	$9.50
529C	Actual	1.87%	$1,000.00	$1,380.36	$11.22
	Hypothetical (h)	1.87%	$1,000.00	$1,015.78	$9.50

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)

Aerospace - 8.7%
Lockheed Martin Corp.	6,097,947	$457,224,062
Northrop Grumman Corp.	4,944,585	241,345,194
United Technologies Corp.	3,577,277	212,347,163

		$910,916,419
Alcoholic Beverages - 1.6%
Diageo PLC	8,944,219	$138,909,581
Molson Coors Brewing Co.	563,305	26,689,391

		$165,598,972
Apparel Manufacturers - 1.1%
NIKE, Inc., “B”	2,164,180	$119,873,930

Automotive - 0.5%
Johnson Controls, Inc.	2,037,955	$50,480,145

Broadcasting - 3.3%
Omnicom Group, Inc.	3,808,150	$138,312,008
Walt Disney Co.	5,961,687	155,242,329
WPP Group PLC	6,084,930	51,149,761

		$344,704,098
Business Services - 2.6%
Accenture Ltd., “A”	5,756,280	$189,957,240
Dun & Bradstreet Corp.	473,515	34,585,536
Western Union Co.	2,555,890	46,108,256

		$270,651,032
Chemicals - 2.9%
3M Co.	1,459,883	$105,257,564
PPG Industries, Inc.	3,524,837	195,275,970

		$300,533,534
Computer Software - 1.4%
Oracle Corp.	6,614,273	$144,654,151

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 2.1%
Hewlett-Packard Co.	779,780	$35,004,324
International Business Machines Corp.	1,542,682	182,113,610

		$217,117,934
Construction - 1.3%
Pulte Homes, Inc.	3,733,715	$47,716,878
Sherwin-Williams Co.	1,435,425	86,412,585

		$134,129,463
Consumer Products - 1.2%
Kimberly-Clark Corp.	351,390	$21,245,039
Procter & Gamble Co.	1,970,009	106,597,187

		$127,842,226
Consumer Services - 0.2%
Apollo Group, Inc., “A” (a)	324,805	$21,053,860

Electrical Equipment - 1.0%
Danaher Corp.	748,380	$45,434,150
W.W. Grainger, Inc.	646,028	56,508,069

		$101,942,219
Electronics - 1.7%
Intel Corp.	8,840,277	$179,634,429

Energy - Independent - 3.9%
Apache Corp.	1,711,420	$145,385,129
Devon Energy Corp.	1,802,207	110,619,466
EOG Resources, Inc.	1,198,300	86,277,600
Occidental Petroleum Corp.	1,000,352	73,125,731

		$415,407,926
Energy - Integrated - 8.5%
Chevron Corp.	2,869,964	$200,725,282
ConocoPhillips	1,008,590	45,416,808
Exxon Mobil Corp.	3,309,155	228,828,068
Hess Corp.	2,462,710	124,588,499
TOTAL S.A., ADR	5,088,484	291,417,479

		$890,976,136
Food & Beverages - 3.9%
J.M. Smucker Co.	799,167	$41,772,459
Kellogg Co.	1,764,951	83,111,543

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
Nestle S.A.	4,015,204	$166,766,146
PepsiCo, Inc.	2,053,273	116,358,981

		$408,009,129
Food & Drug Stores - 2.5%
CVS Caremark Corp.	4,437,352	$166,489,447
Kroger Co.	4,454,310	96,168,553

		$262,658,000
General Merchandise - 0.4%
Macy’s, Inc.	2,501,130	$38,817,538

Health Maintenance Organizations - 0.2%
WellPoint, Inc. (a)	444,475	$23,490,504

Insurance - 7.9%
Allstate Corp.	7,015,178	$206,176,081
Aon Corp.	2,041,970	85,272,667
Chubb Corp.	1,450,705	71,650,320
MetLife, Inc.	8,205,453	309,837,905
Prudential Financial, Inc.	1,270,950	64,284,651
Travelers Cos., Inc.	1,924,823	97,049,576

		$834,271,200
Leisure & Toys - 0.3%
Hasbro, Inc.	1,074,780	$30,513,004

Machinery & Tools - 0.8%
Eaton Corp.	1,519,077	$81,954,204

Major Banks - 12.7%
Bank of New York Mellon Corp.	9,167,508	$271,449,912
Goldman Sachs Group, Inc.	1,733,095	286,757,899
JPMorgan Chase & Co.	7,128,470	309,803,306
PNC Financial Services Group, Inc.	1,638,852	69,798,707
State Street Corp.	3,799,065	199,374,931
Wells Fargo & Co.	7,080,397	194,852,525

		$1,332,037,280
Medical Equipment - 2.8%
Becton, Dickinson & Co.	985,765	$68,628,959
Medtronic, Inc.	3,613,850	138,410,455
Thermo Fisher Scientific, Inc. (a)	905,565	40,940,594

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Waters Corp. (a)	857,100	$43,094,988

		$291,074,996
Oil Services - 0.7%
National Oilwell Varco, Inc. (a)	2,022,050	$73,501,518

Other Banks & Diversified Financials - 0.3%
Northern Trust Corp.	525,512	$30,721,432

Pharmaceuticals - 9.0%
Abbott Laboratories	3,436,560	$155,435,609
GlaxoSmithKline PLC	2,567,692	50,286,332
Johnson & Johnson	2,984,917	180,408,383
Merck & Co., Inc.	6,913,627	224,208,924
Pfizer, Inc.	11,024,112	184,102,670
Roche Holding AG	250,285	39,779,928
Wyeth	2,197,510	105,150,854

		$939,372,700
Railroad & Shipping - 0.3%
Burlington Northern Santa Fe Corp.	281,132	$23,339,579
Canadian National Railway Co.	102,900	4,966,983

		$28,306,562
Specialty Chemicals - 1.0%
Air Products & Chemicals, Inc.	1,362,320	$102,214,870

Specialty Stores - 0.9%
Abercrombie & Fitch Co., “A”	765,525	$24,718,802
Home Depot, Inc.	743,190	20,281,655
Staples, Inc.	2,130,465	46,039,349

		$91,039,806
Telecommunications - Wireless - 1.4%
Vodafone Group PLC	69,902,193	$150,681,138

Telephone Services - 3.3%
AT&T, Inc.	13,407,732	$349,271,419

Tobacco - 3.5%
Altria Group, Inc.	2,109,105	$38,554,439
Lorillard, Inc.	218,370	15,890,785
Philip Morris International, Inc.	6,770,479	309,478,595

		$363,923,819

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 4.7%
Dominion Resources, Inc.	3,789,535	$125,357,818
Entergy Corp.	860,185	67,954,615
FPL Group, Inc.	1,180,257	66,306,838
PG&E Corp.	1,956,128	79,399,236
PPL Corp.	2,576,142	75,738,575
Public Service Enterprise Group, Inc.	2,418,923	76,607,291

		$491,364,373
Total Common Stocks (Identified Cost, $9,599,432,088)		$10,318,739,966

Money Market Funds (v) - 1.3%
MFS Institutional Money Market Portfolio, 0.2%, at Cost and Net Asset Value	136,700,516	$136,700,516
Total Investments (Identified Cost, $9,736,132,604)		$10,455,440,482

Other Assets, Less Liabilities - 0.1%		13,142,856
Net Assets - 100.0%		$10,468,583,338

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $9,599,432,088)	$10,318,739,966
Underlying funds, at cost and value	136,700,516
Total investments, at value (identified cost, $9,736,132,604)	$10,455,440,482
Receivables for
Investments sold	58,433,797
Fund shares sold	42,579,378
Interest and dividends	29,292,055
Other assets	26,377
Total assets	$10,585,772,089
Liabilities
Payables for
Investments purchased	$96,545,554
Fund shares reacquired	16,020,265
Payable to affiliates
Investment adviser	667,544
Shareholder servicing costs	2,934,562
Distribution and service fees	295,529
Administrative services fee	20,296
Program manager fees	87
Payable for independent Trustees’ compensation	7,710
Accrued expenses and other liabilities	697,204
Total liabilities	$117,188,751
Net assets	$10,468,583,338
Net assets consist of
Paid-in capital	$11,166,336,072
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	719,304,447
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,438,891,495)
Undistributed net investment income	21,834,314
Net assets	$10,468,583,338
Shares of beneficial interest outstanding	540,126,391

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,665,411,243	240,636,784	$19.39
Class B	371,270,133	19,275,274	19.26
Class C	776,373,456	40,421,386	19.21
Class I	2,335,921,848	119,934,279	19.48
Class W	999,969,475	51,623,795	19.37
Class R1	30,690,349	1,607,317	19.09
Class R2	286,115,311	14,869,289	19.24
Class R3	341,993,230	17,680,700	19.34
Class R4	652,905,886	33,664,292	19.39
Class 529A	5,007,806	259,792	19.28
Class 529B	1,214,982	63,746	19.06
Class 529C	1,709,619	89,737	19.05

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.57 and $20.46, respectively.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/09

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$246,101,982
Interest	1,536,450
Dividends from underlying funds	264,799
Foreign taxes withheld	(2,874,279)
Total investment income		$245,028,952
Expenses
Management fee	$48,244,630
Distribution and service fees	26,210,691
Program manager fees	7,197
Shareholder servicing costs	11,735,309
Administrative services fee	1,581,167
Independent Trustees’ compensation	171,368
Custodian fee	378,950
Shareholder communications	523,931
Auditing fees	52,937
Legal fees	253,926
Miscellaneous	908,723
Total expenses		$90,068,829
Fees paid indirectly	(1,049)
Reduction of expenses by investment adviser	(52,073)
Net expenses		$90,015,707
Net investment income		$155,013,245
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,089,145,013)
Foreign currency transactions	(228,325)
Net realized gain (loss) on investments and foreign currency transactions		$(1,089,373,338)
Change in unrealized appreciation (depreciation)
Investments	$(676,750,914)
Translation of assets and liabilities in foreign currencies	122,038
Net unrealized gain (loss) on investments and foreign currency translation		$(676,628,876)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,766,002,214)
Change in net assets from operations		$(1,610,988,969)

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2009	2008
Change in net assets
From operations
Net investment income	$155,013,245	$121,807,278
Net realized gain (loss) on investments and foreign currency transactions	(1,089,373,338)	34,304,308
Net unrealized gain (loss) on investments and foreign currency translation	(676,628,876)	(1,030,635,411)
Change in net assets from operations	$(1,610,988,969)	$(874,523,825)
Distributions declared to shareholders
From net investment income	$(154,220,972)	$(114,795,088)
From net realized gain on investments	—	(715,434,767)
Total distributions declared to shareholders	$(154,220,972)	$(830,229,855)
Change in net assets from fund share transactions	$1,976,315,828	$1,550,678,271
Total change in net assets	$211,105,887	$(154,075,409)
Net assets
At beginning of period	10,257,477,451	10,411,552,860
At end of period (including undistributed net investment income of $21,834,314 and $22,011,318, respectively)	$10,468,583,338	$10,257,477,451

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.75	$28.11	$25.20	$23.81	$20.88
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.30	$0.34	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(4.35)	(2.43)	3.77	2.48	2.91
Total from investment operations	$(4.01)	$(2.11)	$4.07	$2.82	$3.19
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.31)	$(0.36)	$(0.29)	$(0.26)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.35)	$(2.25)	$(1.16)	$(1.43)	$(0.26)
Net asset value, end of period	$19.39	$23.75	$28.11	$25.20	$23.81
Total return (%) (r)(s)(t)	(16.75)	(8.27)	16.42	12.36	15.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.11	1.13	1.17	1.16
Expenses after expense reductions (f)	1.09	1.10	1.11	1.16	1.16
Net investment income	1.94	1.24	1.10	1.40	1.23
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$4,665,411	$5,724,586	$6,239,176	$4,929,525	$4,554,484

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.59	$27.92	$25.04	$23.66	$20.77
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.15	$0.12	$0.17	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(4.34)	(2.41)	3.74	2.49	2.90
Total from investment operations	$(4.12)	$(2.26)	$3.86	$2.66	$3.03
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.13)	$(0.18)	$(0.14)	$(0.14)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.21)	$(2.07)	$(0.98)	$(1.28)	$(0.14)
Net asset value, end of period	$19.26	$23.59	$27.92	$25.04	$23.66
Total return (%) (r)(s)(t)	(17.36)	(8.87)	15.64	11.66	14.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.76	1.78	1.82	1.81
Expenses after expense reductions (f)	1.79	1.75	1.76	1.81	1.81
Net investment income	1.26	0.58	0.44	0.72	0.58
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$371,270	$672,484	$1,049,401	$1,139,651	$1,262,029

See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.54	$27.88	$25.01	$23.64	$20.75
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.15	$0.12	$0.18	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(4.33)	(2.41)	3.74	2.47	2.90
Total from investment operations	$(4.11)	$(2.26)	$3.86	$2.65	$3.03
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.14)	$(0.19)	$(0.14)	$(0.14)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.22)	$(2.08)	$(0.99)	$(1.28)	$(0.14)
Net asset value, end of period	$19.21	$23.54	$27.88	$25.01	$23.64
Total return (%) (r)(s)(t)	(17.35)	(8.88)	15.66	11.65	14.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.76	1.78	1.82	1.81
Expenses after expense reductions (f)	1.79	1.75	1.76	1.81	1.81
Net investment income	1.24	0.59	0.45	0.74	0.58
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$776,373	$950,299	$1,052,467	$881,538	$863,486

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.87	$28.24	$25.32	$23.91	$20.95
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.41	$0.40	$0.43	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(4.38)	(2.44)	3.77	2.49	2.91
Total from investment operations	$(3.98)	$(2.03)	$4.17	$2.92	$3.28
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.45)	$(0.37)	$(0.32)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.41)	$(2.34)	$(1.25)	$(1.51)	$(0.32)
Net asset value, end of period	$19.48	$23.87	$28.24	$25.32	$23.91
Total return (%) (r)(s)	(16.53)	(7.94)	16.78	12.78	15.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.76	0.78	0.82	0.81
Expenses after expense reductions (f)	0.79	0.75	0.76	0.81	0.81
Net investment income	2.26	1.60	1.45	1.77	1.59
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$2,335,922	$1,663,139	$1,529,643	$1,162,665	$899,654

See Notes to Financial Statements

22

Financial Highlights – continued

Class W	Years ended 8/31
	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$23.74	$28.11	$25.20	$25.04
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.37	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(4.35)	(2.42)	3.77	0.02	(g)
Total from investment operations	$(3.98)	$(2.05)	$4.14	$0.26
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.43)	$(0.10)
From net realized gain on investments	—	(1.94)	(0.80)	—
Total distributions declared to shareholders	$(0.39)	$(2.32)	$(1.23)	$(0.10)
Net asset value, end of period	$19.37	$23.74	$28.11	$25.20
Total return (%) (r)(s)	(16.61)	(8.05)	16.73	1.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.87	0.88	0.92	(a)
Expenses after expense reductions (f)	0.88	0.85	0.86	0.91	(a)
Net investment income	2.12	1.54	1.37	3.32	(a)
Portfolio turnover	33	31	26	26
Net assets at end of period (000 omitted)	$999,969	$581,005	$69,115	$8,952

See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$23.42	$27.76	$24.93	$23.63	$23.17
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.14	$0.10	$0.22	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(4.31)	(2.40)	3.72	2.39	0.42	(g)
Total from investment operations	$(4.10)	$(2.26)	$3.82	$2.61	$0.51
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.14)	$(0.19)	$(0.17)	$(0.05)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.23)	$(2.08)	$(0.99)	$(1.31)	$(0.05)
Net asset value, end of period	$19.09	$23.42	$27.76	$24.93	$23.63
Total return (%) (r)(s)	(17.38)	(8.91)	15.55	11.51	2.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.81	1.92	2.02	2.04	(a)
Expenses after expense reductions (f)	1.78	1.79	1.86	1.92	2.04	(a)
Net investment income	1.24	0.54	0.36	0.93	0.89	(a)
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$30,690	$25,252	$15,823	$4,639	$574

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.59	$27.94	$25.07	$23.71	$20.84
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.27	$0.22	$0.31	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(4.33)	(2.42)	3.75	2.43	2.88
Total from investment operations	$(4.03)	$(2.15)	$3.97	$2.74	$3.09
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.26)	$(0.30)	$(0.24)	$(0.22)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.32)	$(2.20)	$(1.10)	$(1.38)	$(0.22)
Net asset value, end of period	$19.24	$23.59	$27.94	$25.07	$23.71
Total return (%) (r)(s)	(16.96)	(8.46)	16.07	12.03	14.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.30	1.47	1.56	1.57
Expenses after expense reductions (f)	1.28	1.28	1.41	1.47	1.57
Net investment income	1.73	1.10	0.81	1.27	0.93
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$286,115	$246,027	$98,970	$30,001	$8,316

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$23.71	$28.07	$25.17	$23.81	$23.29
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.30	$0.42	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(4.35)	(2.43)	3.75	2.39	0.44	(g)
Total from investment operations	$(4.01)	$(2.10)	$4.05	$2.81	$0.59
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.32)	$(0.35)	$(0.31)	$(0.07)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.36)	$(2.26)	$(1.15)	$(1.45)	$(0.07)
Net asset value, end of period	$19.34	$23.71	$28.07	$25.17	$23.81
Total return (%) (r)(s)	(16.75)	(8.25)	16.38	12.33	2.53	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.06	1.18	1.22	1.23	(a)
Expenses after expense reductions (f)	1.03	1.04	1.16	1.22	1.23	(a)
Net investment income	1.94	1.29	1.07	1.80	1.94	(a)
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$341,993	$190,002	$128,909	$46,731	$400

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 8/31
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$23.77	$28.13	$25.22	$23.83	$23.29
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.39	$0.45	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(4.34)	(2.43)	3.75	2.43	0.47	(g)
Total from investment operations	$(3.97)	$(2.03)	$4.14	$2.88	$0.62
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.39)	$(0.43)	$(0.35)	$(0.08)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.41)	$(2.33)	$(1.23)	$(1.49)	$(0.08)
Net asset value, end of period	$19.39	$23.77	$28.13	$25.22	$23.83
Total return (%) (r)(s)	(16.56)	(7.99)	16.70	12.64	2.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.80	0.88	0.92	0.92	(a)
Expenses after expense reductions (f)	0.77	0.78	0.86	0.91	0.92	(a)
Net investment income	2.10	1.58	1.39	1.80	1.57	(a)
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$652,906	$194,753	$137,524	$60,124	$51

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529A	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.62	$27.96	$25.09	$23.71	$20.80
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.27	$0.23	$0.28	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(4.33)	(2.42)	3.74	2.48	2.90
Total from investment operations	$(4.01)	$(2.15)	$3.97	$2.76	$3.13
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.25)	$(0.30)	$(0.24)	$(0.22)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.33)	$(2.19)	$(1.10)	$(1.38)	$(0.22)
Net asset value, end of period	$19.28	$23.62	$27.96	$25.09	$23.71
Total return (%) (r)(s)(t)	(16.84)	(8.45)	16.09	12.11	15.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.30	1.38	1.42	1.41
Expenses after expense reductions (f)	1.19	1.28	1.36	1.41	1.41
Net investment income	1.84	1.05	0.85	1.18	0.99
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$5,008	$6,025	$6,194	$3,947	$2,914

See Notes to Financial Statements

28

Financial Highlights – continued

Class 529B	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.37	$27.69	$24.87	$23.52	$20.67
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.10	$0.06	$0.13	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(4.30)	(2.39)	3.71	2.45	2.87
Total from investment operations	$(4.10)	$(2.29)	$3.77	$2.58	$2.95
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.09)	$(0.15)	$(0.09)	$(0.10)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.21)	$(2.03)	$(0.95)	$(1.23)	$(0.10)
Net asset value, end of period	$19.06	$23.37	$27.69	$24.87	$23.52
Total return (%) (r)(s)(t)	(17.46)	(9.05)	15.37	11.39	14.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.95	2.03	2.06	2.06
Expenses after expense reductions (f)	1.89	1.94	2.01	2.06	2.06
Net investment income	1.15	0.40	0.20	0.53	0.34
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$1,215	$1,624	$1,823	$946	$655

See Notes to Financial Statements

29

Financial Highlights – continued

Class 529C	Years ended 8/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.35	$27.67	$24.86	$23.51	$20.66
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.10	$0.06	$0.12	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(4.30)	(2.39)	3.70	2.46	2.87
Total from investment operations	$(4.10)	$(2.29)	$3.76	$2.58	$2.95
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.09)	$(0.15)	$(0.09)	$(0.10)
From net realized gain on investments	—	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(0.20)	$(2.03)	$(0.95)	$(1.23)	$(0.10)
Net asset value, end of period	$19.05	$23.35	$27.67	$24.86	$23.51
Total return (%) (r)(s)(t)	(17.45)	(9.05)	15.34	11.39	14.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.95	2.03	2.06	2.06
Expenses after expense reductions (f)	1.89	1.94	2.01	2.06	2.06
Net investment income	1.15	0.40	0.20	0.51	0.36
Portfolio turnover	33	31	26	26	24
Net assets at end of period (000 omitted)	$1,710	$2,282	$2,463	$1,279	$1,062

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through October 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

31

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into

32

Notes to Financial Statements – continued

different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of August 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$9,424,782,618	$—	$—	$9,424,782,618
United Kingdom	189,195,913	201,830,899	—	391,026,812
France	291,417,479	—	—	291,417,479
Switzerland	206,546,074	—	—	206,546,074
Canada	4,966,983	—	—	4,966,983
Mutual Funds	136,700,516	—	—	136,700,516
Total Investments	$10,253,609,583	$201,830,899	$—	$10,455,440,482

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That

33

Notes to Financial Statements – continued

portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in

34

Notes to Financial Statements – continued

the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended August 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

35

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2009 there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

36

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and capital loss carryforward and wash sale loss deferrals assumed as a result of the acquisition of MFS Strategic Value Fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/2009	8/31/2008
Ordinary income (including any short-term capital gains)	$154,220,972	$173,946,949
Long-term capital gain	—	656,282,906
Total distributions	$154,220,972	$830,229,855

37

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/09
Cost of investments	$9,956,716,912
Gross appreciation	887,099,557
Gross depreciation	(388,375,987)
Net unrealized appreciation (depreciation)	$498,723,570

Undistributed ordinary income	21,842,009
Capital loss carryforwards	(404,918,017)
Post-October capital loss deferral	(811,249,945)
Other temporary differences	(2,150,351)

As of August 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/16	$(173,813,061)
8/31/17	(231,104,956)
$(404,918,017)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Strategic Value Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

38

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
Class A	$84,055,338	$70,728,880	$—	$422,791,205
Class B	4,941,104	4,219,671	—	65,938,831
Class C	8,662,663	5,397,628	—	73,497,065
Class I	29,668,552	23,777,864	—	106,851,483
Class W	13,508,786	4,119,225	—	8,514,237
Class R (b)	—	414,601	—	3,981,123
Class R1	309,031	115,459	—	1,493,207
Former Class R2 (b)	—	109,649	—	1,069,576
Class R2	3,733,677	1,557,993	—	8,461,563
Class R3	4,556,365	1,919,285	—	11,062,481
Class R4	4,668,683	2,361,747	—	11,042,447
Class 529A	84,438	58,822	—	431,704
Class 529B	14,160	5,880	—	125,712
Class 529C	18,175	8,384	—	174,133
Total	$154,220,972	$114,795,088	$—	$715,434,767

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $12.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2012. For the year ended August 31, 2009, the fund’s average daily net assets did not exceed $12.5 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

39

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $414,420 and $2,193 for the year ended August 31, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.30%	$12,809,882
Class B	0.75%	0.25%	1.00%	1.00%	4,040,594
Class C	0.75%	0.25%	1.00%	1.00%	6,806,471
Class W	0.10%	—	0.10%	0.10%	651,295
Class R1	0.75%	0.25%	1.00%	1.00%	232,288
Class R2	0.25%	0.25%	0.50%	0.50%	1,057,223
Class R3	—	0.25%	0.25%	0.25%	572,221
Class 529A	—	0.25%	0.25%	0.30%	13,398
Class 529B	0.75%	0.25%	1.00%	1.00%	11,711
Class 529C	0.75%	0.25%	1.00%	1.00%	15,608
Total Distribution and Service Fees					$26,210,691

(d)	As of August 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, the distribution fee rate for Class A and Class 529A was 0.10% and 0.25%, respectively, of which 0.10% of the Class A and Class 529A distribution fees were paid by the fund and the remaining 0.15% of the Class 529A distribution fee was not in effect. Effective March 1, 2009 the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in

40

Notes to Financial Statements – continued

the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2009, were as follows:

Amount
Class A	$7,732
Class B	432,471
Class C	137,929
Class 529B	568
Class 529C	66

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2009, were as follows:

Amount
Class 529A	$4,463
Class 529B	1,172
Class 529C	1,562
Total Program Manager Fees	$7,197

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2009, the fee was $2,692,344, which equated to 0.0332% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,934,778.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized

41

Notes to Financial Statements – continued

or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2009, these costs for the fund amounted to $1,108,187 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2009 was equivalent to an annual effective rate of 0.0195% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $1,091 and is included in independent Trustees’ compensation for the year ended August 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $7,695 at August 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $99,374 and are included in miscellaneous expense on the Statement of Operations. MFS has

42

Notes to Financial Statements – continued

agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $52,073, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $4,501,781,119 and $2,738,924,962, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	114,220,241	$1,977,046,497	86,069,004	$2,236,318,273
Class B	1,851,024	31,978,710	1,907,676	49,149,792
Class C	9,668,328	168,722,263	8,557,410	218,552,020
Class I	81,825,274	1,495,504,115	20,262,584	517,717,688
Class W	42,042,814	751,366,445	25,112,117	623,140,497
Class R (b)	—	—	1,385,503	37,451,432
Class R1	859,001	14,365,812	701,608	18,116,215
Former Class R2 (b)	—	—	905,950	23,480,033
Class R2	7,879,905	136,521,336	8,592,789	217,364,251
Class R3	12,546,759	215,521,587	5,080,886	130,948,123
Class R4	29,125,129	501,838,158	6,508,294	172,369,910
Class 529A	44,407	725,464	44,600	1,093,545
Class 529B	8,554	143,812	7,042	176,417
Class 529C	15,101	253,141	14,558	372,338
	300,086,537	$5,293,987,340	165,150,021	$4,246,250,534

43

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Shares issued in connection with acquisition of MFS Strategic Value Fund
Class A	5,927,351	$110,841,470	—	$—
Class B	2,483,156	46,161,864	—	—
Class C	1,254,950	23,282,099	—	—
Class I	140,193	2,632,823	—	—
Class R1	43,158	795,393	—	—
Class R2	52,077	966,551	—	—
Class R3	102,973	1,922,735	—	—
Class R4	6,623	123,930	—	—
	10,010,481	$186,726,865	—	$—
Shares issued to shareholders in reinvestment of distributions
Class A	3,646,818	$64,925,044	14,747,850	$390,320,630
Class B	235,893	4,136,858	2,190,531	57,861,235
Class C	299,018	5,216,018	1,822,295	48,010,577
Class I	1,352,689	24,305,732	4,550,064	120,814,399
Class W	715,689	12,615,286	451,347	11,641,957
Class R (b)	—	—	130,998	3,481,221
Class R1	17,971	309,031	61,410	1,608,666
Former Class R2 (b)	—	—	44,686	1,176,701
Class R2	202,274	3,554,285	380,300	9,957,529
Class R3	260,962	4,556,365	492,217	12,981,766
Class R4	182,633	3,234,419	274,670	7,241,027
Class 529A	4,779	84,386	18,617	490,490
Class 529B	820	14,149	5,029	131,592
Class 529C	1,053	18,149	6,981	182,517
	6,920,599	$122,969,722	25,176,995	$665,900,307
Shares reacquired
Class A	(124,230,352)	$(2,212,076,546)	(81,712,080)	$(2,145,146,045)
Class B	(13,801,295)	(235,153,482)	(13,175,491)	(339,199,800)
Class C	(11,168,256)	(189,581,664)	(7,762,108)	(196,554,106)
Class I	(33,062,871)	(528,992,098)	(9,291,362)	(245,943,303)
Class W	(15,609,548)	(267,801,880)	(3,547,674)	(87,306,230)
Class R (b)	—	—	(3,915,578)	(102,959,050)
Class R1	(391,073)	(6,633,795)	(254,731)	(6,381,496)
Former Class R2 (b)	—	—	(1,407,645)	(35,373,200)
Class R2	(3,694,508)	(63,192,966)	(2,085,401)	(52,051,070)
Class R3	(3,243,149)	(55,647,147)	(2,152,810)	(55,002,992)
Class R4	(3,842,938)	(66,874,580)	(3,478,526)	(94,277,219)
Class 529A	(44,449)	(749,328)	(29,663)	(742,098)
Class 529B	(15,132)	(246,206)	(8,406)	(210,422)
Class 529C	(24,121)	(418,407)	(12,856)	(325,539)
	(209,127,692)	$(3,627,368,099)	(128,834,331)	$(3,361,472,570)

44

Notes to Financial Statements – continued

	Year ended 8/31/09		Year ended 8/31/08
	Shares	Amount	Shares	Amount
Net change
Class A	(435,942)	$(59,263,535)	19,104,774	$481,492,858
Class B	(9,231,222)	(152,876,050)	(9,077,284)	(232,188,773)
Class C	54,040	7,638,716	2,617,597	70,008,491
Class I	50,255,285	993,450,572	15,521,286	392,588,784
Class W	27,148,955	496,179,851	22,015,790	547,476,224
Class R (b)	—	—	(2,399,077)	(62,026,397)
Class R1	529,057	8,836,441	508,287	13,343,385
Former Class R2 (b)	—	—	(457,009)	(10,716,466)
Class R2	4,439,748	77,849,206	6,887,688	175,270,710
Class R3	9,667,545	166,353,540	3,420,293	88,926,897
Class R4	25,471,447	438,321,927	3,304,438	85,333,718
Class 529A	4,737	60,522	33,554	841,937
Class 529B	(5,758)	(88,245)	3,665	97,587
Class 529C	(7,967)	(147,117)	8,683	229,316
	107,889,925	$1,976,315,828	61,492,685	$1,550,678,271

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Aggressive Growth Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund were the owners of record of approximately 1%, 2%, and 2% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its

45

Notes to Financial Statements – continued

borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2009, the fund’s commitment fee and interest expense were $97,493 and $1,617 respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been, or will be, distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Certain procedural conditions of the distribution plan have not been met to date and, as such, the ultimate timing and amount of any payment of the residual amount is not known at this time.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	1,921,088,125	(1,784,387,609)	136,700,516

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$264,799	$136,700,516

(9)	Acquisitions

At close of business on July 24, 2009, the fund acquired all of the assets and liabilities of MFS Strategic Value Fund. The acquisition was accomplished by a

46

Notes to Financial Statements – continued

tax-free exchange of 10,010,481 shares of the fund (valued at $186,726,865) for all of the assets and liabilities of MFS Strategic Value Fund. MFS Strategic Value Fund then distributed the shares of the fund that MFS Strategic Value Fund received from the fund to its shareholders. MFS Strategic Value Fund’s net assets on that date were $186,726,865, including $5,941,770 of unrealized appreciation, $260,707 of accumulated net investment loss, and $183,222,873 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $9,770,920,204.

47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of

MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Value Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2009

48

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

53

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

54

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

55

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

56

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion and $10 billion, and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $12.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

57

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

58

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

59

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

CONTACT US

Web site mfs.com MFS TALK 1-800-637-8255 24 hours a day Account service and literature Shareholders 1-800-225-2606 Investment professionals 1-800-343-2829 Retirement plan services 1-800-637-1255	Mailing address MFS Service Center, Inc. P.O. Box 55824 Boston, MA 02205-5824 Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2009 and 2008, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Cash Reserve Fund	28,006	28,006

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS Core Equity Fund	39,188	38,435
MFS Core Growth Fund	39,757	38,993
MFS New Discovery Fund	39,188	38,435
MFS Research International Fund	42,254	41,441
MFS Technology Fund	39,188	38,435
MFS Value Fund	39,757	38,993
Total	239,332	234,732

For the fiscal years ended August 31, 2009 and 2008, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Cash Reserve Fund	0	2,500	2,828	2,738	1,068	1,207
To MFS and MFS Related Entities of MFS Cash Reserve Fund*	1,210,192	1,340,542	0	0	178,392	191,422

Aggregate fees for non-audit services:
	2009		2008
To MFS Cash Reserve Fund, MFS and MFS Related Entities#	1,488,430		1,640,796

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS Core Equity Fund	0	0	7,631	8,131	0	0
To MFS Core Growth Fund	0	0	7,631	8,131	0	0
To MFS New Discovery Fund	0	0	7,631	8,131	0	0
To MFS Research International Fund	0	0	8,021	8,521	0	0
To MFS Technology Fund	0	0	7,631	8,131	0	0
To MFS Value Fund	0	0	7,631	8,131	0	0

To MFS and MFS Related Entities of MFS Core Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Core Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Technology Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Value Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2009		2008
To MFS Core Equity Fund, MFS and MFS Related Entities#	552,074		232,668
To MFS Core Growth Fund, MFS and MFS Related Entities#	552,074		232,668
To MFS New Discovery Fund, MFS and MFS Related Entities#	552,074		232,668
To MFS Research International Fund, MFS and MFS Related Entities#	552,464		233,058
To MFS Technology Fund, MFS and MFS Related Entities#	552,074		232,668
To MFS Value Fund, MFS and MFS Related Entities#	552,074		232,668

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]	The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: October 16, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 16, 2009

*	Print name and title of each signing officer under his or her signature.